UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21457

Name of Fund:	BlackRock Allocation Target Shares
Series A Portfolio
Series C Portfolio
Series E Portfolio
Series M Portfolio
Series P Portfolio
Series S Portfolio

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Allocation Target Shares, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2018

Date of reporting period: 03/31/2018

Item 1 – Report to Stockholders

MARCH 31, 2018

ANNUAL REPORT

BlackRock Allocation Target Shares

▶	Series A Portfolio

▶	Series C Portfolio

▶	Series E Portfolio

▶	Series M Portfolio

▶	Series P Portfolio

▶	Series S Portfolio

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended March 31, 2018, stocks posted solid performance, while bonds delivered mixed results. Solid corporate profits drove the equity market, while rising interest rates constrained bond returns.

The largest global economies experienced sustained and synchronized growth for the first time since the financial crisis, which led to strong equity performance worldwide. Emerging market stocks posted the strongest performance, as accelerating growth in China, the second-largest economy in the world, improved the outlook for corporate profits in most developing nations.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a substantial flattening of the yield curve. The annual return for the three-month Treasury bill surpassed 1.0%, but remained well below the annual headline inflation rate of 2.4%. However, the ten-year U.S. Treasury — a bellwether of the bond market — posted a negative return, as rising energy prices, modest wage growth, and steady job creation drove expectations of higher inflation and interest rate increases by the U.S. Federal Reserve (the “Fed”). In credit markets, the investment-grade and high-yield bond markets posted modest returns in a relatively benign credit environment.

Even though it faced rising pressure to boost interest rates in 2017, the Fed only increased short-term interest rates three times during the last year. However, strong economic performance may justify a more rapid pace of rate hikes in 2018, as the actual inflation rate and investors’ expectations for inflation surpassed the Fed’s target of 2.0%. In addition, the Fed announced plans to reduce its $4.4 trillion balance sheet by $420 billion this year.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) continued to expand their balance sheets despite nascent signs of sustained economic growth. Rising global growth, as well as limited bond supply, pressured other central banks to follow in the Fed’s footsteps. In October 2017, the ECB pledged to cut its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus, even though the size of its balance sheet nearly matched the total output of the Japanese economy.

If the Fed maintains a measured pace of stimulus reduction, to the extent that inflation rises, it is likely to be accompanied by rising real growth. That could lead to a favorable combination of moderately higher inflation, steadily rising interest rates, and improving growth in 2018. Meanwhile, the market’s appetite for risk was mixed, as bond investors rotated to higher-quality assets, and stock investors continued to invest abroad. We continue to believe the primary risks to the economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. In particular, we are closely monitoring trade protectionism and the rise of populism in Western nations.

In December 2017, Congress passed a sweeping tax reform bill. The U.S. tax overhaul is likely to accentuate the existing reflationary themes, including faster growth and rising interest rates. Changing the corporate tax rate to a flat 21.0% will create many winners and losers among high-and-low tax companies, while the windfall from lower taxes could boost business and consumer spending.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	5.84%	13.99%
U.S. small cap equities (Russell 2000® Index)	3.25	11.79
International equities (MSCI Europe, Australasia, Far East Index)	2.63	14.80
Emerging market equities (MSCI Emerging Markets Index)	8.96	24.93
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.64	1.11
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(2.66)	(1.13)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.08)	1.20
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.29)	2.53
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(0.39)	3.78
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of March 31, 2018	Series A Portfolio

Investment Objective

Series A Portfolio’s (the “Fund”) investment objective is to seek a high level of current income consistent with capital preservation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2018, the Fund outperformed both its broad-based benchmark, the Bloomberg Barclays U.S. Universal Index, and its “Reference Benchmark,” consisting of 50% Bloomberg Barclays U.S. Asset-Backed Securities Index and 50% Bloomberg Barclays Non-Agency Investment Grade CMBS Index. Shares of the Fund can be purchased or held only by or on behalf of: (i) certain separately managed account clients; (ii) collective trust funds managed by BlackRock Institutional Trust Company, N.A., an affiliate of the investment adviser; and (iii) mutual funds advised by BlackRock Advisors, LLC or its affiliates. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The largest positive contributors to the Fund’s performance included holdings of non-agency residential mortgage-backed securities (“RMBS”), specifically allocations within the subprime, option adjustable-rate mortgage and credit risk-transfer subsectors. Allocations to commercial mortgage-backed securities (“CMBS”) and floating rate collateralized loan obligations (“CLOs”) also contributed notably to performance. Finally, holdings of asset-backed securities (“ABS”) with underlying auto loan and private student loan collateral added to return relative to the benchmark.

There were no material detractors to Fund performance during the reporting period.

Describe recent portfolio activity.

Over the period, the Fund modestly reduced exposure to ABS and increased allocations to CLOs, CMBS and non-agency RMBS.

The Fund had a somewhat elevated cash position at period end as the investment adviser sought to be opportunistic in deploying investment inflows. The Fund’s cash position did not have a material impact on performance for the period.

Describe portfolio positioning at period end.

The Fund ended the period underweight to duration (and corresponding interest rate sensitivity) relative to the benchmark. The Fund’s allocation within non-agency RMBS favored more market sensitive, higher beta subprime issues relative to Alt-A and Prime. Within CMBS, the Fund had a tilt toward subordinate bonds in both fixed-rate and floating-rate single-asset/single-borrower transactions. With respect to the CLO allocation, the Fund generally favored the top and bottom of the capital stack. The Fund remained cautious in deploying risk given the current level of spreads, while looking to opportunistically add exposure in situations where spreads widen.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION
Asset Type	Percent of Total Investments (a)
Asset-Backed Securities	63%
Non-Agency Mortgage-Backed Securities	33
U.S. Government Sponsored Agency Securities	3
Floating Rate Loan Interests	1

CREDIT QUALITY ALLOCATION(b)
Credit Rating	Percent of Total Investments (a)
AAA/Aaa(c)	25%
AA/Aa	6
A	6
BBB/Baa	9
BB/Ba	12
B	2
CCC/Caa	9
CC/Ca	7
C	2
N/R	22
(a)	Total investments exclude short-term securities.
(b)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(c)	The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2018 (continued)	Series A Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	The Fund will primarily invest its assets in fixed-income securities, such as ABS, CMBS and RMBS issued or guaranteed by the U.S. Government, various agencies of the U.S. Government or various instrumentalities that have been established or sponsored by the U.S. Government, commercial and residential mortgage-backed securities issued by banks and other financial institutions, collateralized mortgage obligations, loans backed by commercial or residential real estate, derivatives and repurchase agreements and reverse repurchase agreements.
(b)	An unmanaged, market value weighted index of fixed-income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, ABS and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.
(c)	A customized weighted index comprised of the returns of the Bloomberg Barclays U.S. Asset-Backed Securities Index (50%)/Bloomberg Barclays Non-Agency Investment Grade CMBS Index (50%). The Bloomberg Barclays U.S. Asset-Backed Securities Index is composed of debt securities backed by credit card, auto and home equity loans that are rated investment grade or higher by Moody’s, S&P or Fitch Ratings, Inc. (“Fitch”). Issues must have at least one year to maturity and an outstanding par value of at least $50 million. The Bloomberg Barclays Non-Agency Investment Grade CMBS Index measures the market of conduit and fusion CMBS deals with a minimum current deal size of $300 million that are rated investment grade or higher using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. Securities must have a remaining average life of at least one year and must be fixed-rate, weighted average coupon (WAC), or capped WAC securities.
(d)	Commencement of operations.

Performance Summary for the Period Ended March 31, 2018

		Average Annual Total Returns (a)
	6-Month Total Returns	1 Year	Since Inception (b)
Series A Portfolio	2.02%	5.55%	6.86%
Bloomberg Barclays U.S. Universal Index	(1.00)	1.52	2.45
Reference Benchmark	(0.55)	1.15	1.75

(a)	See “About Fund Performance” on page 16 for a detailed description of performance related information.
(b)	The Fund commenced operations on September 21, 2015.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Series A Portfolio	$1,000.00	$1,020.20	$0.00	$1,000.00	$1,024.93	$0.00	0.00%

(a)	For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of March 31, 2018	Series C Portfolio

Investment Objective

Series C Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2018, the Fund outperformed its benchmark, the Bloomberg Barclays U.S. Credit Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The largest contribution to Fund performance came from security selection in the industrials sector, particularly in the wireline telecommunications industry. An overweight in capital securities also had a positive effect on results. (Capital securities are dividend-paying securities that combine some features of both corporate bonds and preferred stocks, while generally providing higher yields to compensate for being less senior in the issuers’ capital structures.) Selection in financials, a sector in which the Fund has been overweight for some time, was also beneficial.

The Fund’s underweight in corporate issues was the largest detractor, followed by security selection in emerging markets.

Describe recent portfolio activity.

The investment adviser remained focused on security selection as the main driver of performance.

The Fund was positioned defensively throughout most of 2017, as the investment adviser did not want to increase risk at a time when valuations were already quite rich. As the market sold off in February 2018, the investment adviser used this opportunity to increase risk on the belief that the supply-and-demand backdrop should provide a tail-wind for the investment-grade corporate market.

The Fund boosted its allocation to the wireline telecommunications sector on the view that companies would use the benefits of tax reform to decrease leverage. Additionally, the Fund increased its weighting in the health care sector by participating in CVS Health Corporation’s offering to finance its purchase of Aetna, Inc. The investment adviser maintained a defensive approach in the industrials sector, although it increased the portfolio’s positions in companies it believes would generally be immune from merger-and-acquisition (“M&A”) risk. From a ratings perspective, the Fund raised its allocation to BBB-rated issues based on the investment adviser’s views on individual issuers rather than a specific bias toward lower-quality debt.

Describe portfolio positioning at period end.

At the close of the period, banking issues continued to represent the Fund’s largest overweight. Within this industry group, the investment adviser generally preferred issues that were lower in the capital structure. Bank earnings and credit quality have been improving since the financial crisis, and M&A risk appears low.

In the industrials sector, the Fund was overweight in the midstream energy and cable and satellite sectors. Its largest underweights were in areas where the investment adviser saw limited upside potential, including electric utilities, food and beverage, and integrated energy.

The Fund moved to a slightly long duration in the middle of the first quarter of 2018 on the belief that geopolitical uncertainty would limit the upward move in yields. (Duration is a measure of interest rate sensitivity.) The Fund also had a slight bias toward a steepening of the corporate yield curve, as it is generally underweight the long end of the curve.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION
Asset Type	Percent of Total Investments (a)
Corporate Bonds	91%
Capital Trusts	4
Taxable Municipal Bonds	2
Foreign Government Obligations	2
Foreign Agency Obligations	1

CREDIT QUALITY ALLOCATION (b)
Credit Rating	Percent of Total Investments (a)
AAA/Aaa(c)	6%
AA/Aa	10
A	26
BBB/Baa	52
BB/Ba	6
(a)	Total investments exclude short-term securities and options purchased.
(b)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(c)	The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2018 (continued)	Series C Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	The Fund will primarily invest its assets in investment grade fixed-income securities, such as corporate bonds, notes and debentures, ABS, CMBS and RMBS, obligations of non-U.S. governments and supranational organizations which are chartered to promote economic development, collateralized mortgage obligations, U.S. Treasury and agency securities, cash equivalent investments, when-issued and delayed delivery securities, derivatives, repurchase agreements and reverse repurchase agreements.
(b)	An unmanaged index that includes publicly issued U.S. corporate and non-corporate securities which include foreign agencies, sovereigns, supranationals and local authorities that meet the specified maturity, liquidity, and quality requirements.

Performance Summary for the Period Ended March 31, 2018

		Average Annual Total Returns (a)
	6-Month Total Returns	1 Year	5 Years	10 Years
Series C Portfolio	(1.11)%	2.82%	3.26%	5.52%
Bloomberg Barclays U.S. Credit Index	(1.10)	2.59	2.83	5.15

(a)	See “About Fund Performance” on page 16 for a detailed description of performance related information.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Series C Portfolio	$1,000.00	$988.90	$0.00	$1,000.00	$1,024.93	$0.00	0.00%

(a)	For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

FUND SUMMARY	7

Fund Summary as of March 31, 2018	Series E Portfolio

Investment Objective

Series E Portfolio’s (the “Fund”) investment objective is to seek to maximize Federal tax-free yield with a secondary goal of total return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2018, the Fund outperformed both its broad-based benchmark, the S&P® Municipal Bond Index, and its customized “Reference Benchmark,” consisting of 50% S&P® Municipal High-Yield Index, 25% S&P® Municipal Bond A Rating Band Index (using the returns of only those A rated bonds that have maturities greater than five years) and 25% S&P® Municipal Bond BBB Rating Band Index (using the returns of only those BBB rated bonds that have maturities greater than five years). Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The Fund’s long duration posture relative to the benchmark, which it achieved through concentrations in longer-dated maturities, was the primary contributor to performance. (Duration is a measure of interest rate sensitivity.) The yield curve flattened, as short-term yields increased due to the interest-rate hikes by the Fed, while yields on longer-dated bonds fell slightly.

The Fund was helped by having a large underweight in Puerto Rico, as the territory significantly underperformed all U.S. states due to its ongoing fiscal issues and the impact of Hurricane Maria. Specifically, an underweight in the tax-backed (state) sector contributed positively.

Overweights in the transportation, health care, and project-finance sectors also contributed to relative performance.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields generally rose, as prices fell, this aspect of the Fund’s strategy had a positive effect on returns.

The Fund’s underweight positions in non-investment grade bonds, including non-rated securities, detracted. Lower-quality bonds generally outperformed higher-quality issues as a result of their higher income and superior price performance. Underweights in the tax-backed (local) and school district sectors also detracted.

Describe recent portfolio activity.

Given the strong, positive cash flows into the Fund during the period, the investment adviser’s activity largely reflected its efforts to stay fully invested. Other trading activity focused on realizing gains in certain outperforming securities and rotating out of higher-cost positions to help offset tax liabilities.

The Fund added longer-dated maturities in a reflection of its bias toward a flattening yield curve.

The Fund closed the period with a higher-than-average cash balance, as rising short-term rates have decreased the opportunity cost of holding cash. In addition, the investment adviser preferred having cash on hand to take advantage of any future possible market volatility. The Fund’s cash position had no material impact to Fund performance.

Describe portfolio positioning at period end.

The Fund had a moderately long duration relative the benchmark. With regard to yield curve positioning, the Fund was overweight in the 20+ year maturity range in a reflection of the investment adviser’s curve-flattening bias.

The Fund’s largest sector overweights included transportation, project finance and tobacco. Its leading underweights were in the tax-backed local, school districts and utilities sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments (a)
Transportation	23%
Health Care	20
County/City/Special District/School District	15
Education	15
Tobacco	13
Utilities	6
Housing	5
Corporate	3

CREDIT QUALITY ALLOCATION (b)

Credit Rating	Percent of Total Investments (a)
AAA/Aaa	2%
AA/Aa	10
A	17
BBB/Baa	30
BB/Ba	9
B	10
N/R	22

(a)	Total investments exclude short-term securities.
(b)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2018 (continued)	Series E Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	The Fund will invest in investment grade and non-investment grade municipal bonds. Under normal circumstances, the Fund maintains an average portfolio duration that is within ±25% of the duration of the Reference Benchmark.
(b)	The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.
(c)	A customized weighted index comprised of the returns of the S&P® Municipal High-Yield Index (50%)/S&P® Municipal Bond A Rating Band Index (25%) using the returns of only those A rated bonds that have maturities greater than 5 years/S&P® Municipal Bond BBB Rating Band Index (25%) using the returns of only those BBB rated bonds that have the maturities greater than 5 years. The benchmark value used to calculate since inception return is from the close of July 31, 2014. By using this value the benchmark is using 2 extra days of performance (August 1, 2014 and August 4, 2014) compared to the Fund.
(d)	Commencement of operations.

Performance Summary for the Period Ended March 31, 2018

		Average Annual Total Returns (a)
	6-Month Total Returns	1 Year	Since Inception(b)
Series E Portfolio	2.00%	7.22%	6.80%
S&P® Municipal Bond Index	(0.29)	2.53	2.94
Reference Benchmark	1.53	4.30	5.04(c	)

(a)	See “About Fund Performance” on page 16 for a detailed description of performance related information.
(b)	The Fund commenced operations on August 4, 2014.
(c)	The benchmark value used to calculate since inception return is from the close of July 31, 2014. By using this value the benchmark is using 2 extra days of performance (August 1, 2014 and August 4, 2014) compared to the Fund.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (c)
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period (a)	Expenses Paid During the Period (b)	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period (a)	Ending Account Value (03/31/18)	Expenses Paid During the Period (b)
Series E Portfolio	$1,000.00	$1,020.00	$0.60	$0.00	$1,000.00	$1,024.33	$0.61	$1,024.93	$0.00

(a)	For shares of the Fund, expenses are equal to the annualized expense ratio of 0.12%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.
(b)	For shares of the Fund, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.
(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

FUND SUMMARY	9

Fund Summary as of March 31, 2018	Series M Portfolio

Investment Objective

Series M Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2018, the Fund outperformed its benchmark, the Bloomberg Barclays MBS Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The most significant positive contributors to the Fund’s performance were allocations to commercial mortgage-backed securities (“CMBS”), the use of interest rate swaps and swaptions, allocations to agency collateralized mortgage obligations (“CMOs”) with favorable prepayment characteristics and selection within 15-year agency residential mortgage-backed securities (“MBS”). Small allocations to Treasury inflation-protected securities and agency interest-only (“IO”) and principal-only (“PO”) securities also marginally contributed to performance.

The largest detractor from performance was selection within 30-year agency MBS, driven by underperformance of specified pool holdings for which the Fund paid a premium valuation to gain exposure to certain prepayment characteristics. The Fund’s stance with respect to duration (and corresponding interest rate sensitivity) acted as a constraint on performance, as did our positioning along the yield curve. Finally, the Fund’s allocation-based strategies within 15-year agency MBS detracted versus the benchmark.

Describe recent portfolio activity.

During the period, the Fund added to its agency MBS allocation, both in pass-throughs and CMOs. The Fund also increased its allocation to CMBS during the period. The Fund moved from a modestly underweight position to a slightly above-benchmark duration stance over the period.

The Fund held derivatives including options, financial futures contracts and swaps as a means to manage risk against allocations in MBS and securitized assets. The use of derivatives had a positive impact on Fund performance.

Describe portfolio positioning at period end.

The Fund’s positioning at period-end reflected a more or less neutral near-term outlook for MBS, based on supply/demand factors and valuation relative to credit-oriented sectors. The Fund had an allocation to securitized assets within CMBS, with a tilt toward last cash flow securities at the top of the capital structure, and exposure as well to IO tranches and less market sensitive, single asset/single borrower issues. Relative to the Bloomberg Barclays MBS Index, the Fund ended the period modestly overweight overall portfolio duration.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
U.S. Government Sponsored Agency Securities	89%
Non-Agency Mortgage-Backed Securities	8
Asset-Backed Securities	3

CREDIT QUALITY ALLOCATION (b)

Credit Rating	Percent of Total Investments (a)
AAA/Aaa(c)	97%
BBB/Baa	1
N/R	2

(a)	Total investments exclude short-term securities, options purchased, TBA sale commitments and options written.
(b)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(c)	The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2018 (continued)	Series M Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	The Fund will primarily invest its assets in investment grade CMBS and RMBS, ABS, CMOs, U.S. Treasury and agency securities, cash equivalent instruments, when-issued and delayed delivery securities, derivatives and dollar rolls.
(b)	An unmanaged index that includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet the maturity and liquidity criteria.

Performance Summary for the Period Ended March 31, 2018

		Average Annual Total Returns (a)
	6-Month Total Returns	1 Year	5 Years	10 Years
Series M Portfolio	(1.07)%	0.91%	2.04%	4.00%
Bloomberg Barclays MBS Index	(1.04)	0.77	1.80	3.46

(a)	See “About Fund Performance” on page 16 for a detailed description of performance related information. Past performance is not indicative of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Series M Portfolio	$1,000.00	$989.30	$0.00	$1,000.00	$1,024.93	$0.00	0.00%

(a)	For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

FUND SUMMARY	11

Fund Summary as of March 31, 2018	Series P Portfolio

Investment Objective

Series P Portfolio’s (the “Fund”) investment objective is to seek to provide a duration that is the inverse of its benchmark.

Effective June 1, 2016, the Bloomberg Barclays U.S. Bellwether 10 Year Swap Index was added as a secondary benchmark against which the Fund measures performance.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2018, the Fund outperformed the Bloomberg Barclays U.S. Treasury 7-10 Year Bond Index and the Bloomberg Barclays U.S. Bellwether 10 Year Swap Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The Fund held cash at the end of the period as collateral in conjunction with its investments in U.S. Treasury futures and interest rate swaps. The Fund’s cash exposure had no material impact on performance. The use and cost of derivatives will result in a negative contribution to returns when interest rates fall; however, the Fund’s strategy is designed to offset these costs by holding shares of BlackRock Allocation Target Shares: Series S Portfolio (“Series S Portfolio”), a short-term proprietary fund. The use of derivatives is necessary to achieve the Fund’s objective and should therefore be evaluated in a portfolio context and not as a standalone strategy. The Fund’s use of derivatives to facilitate an inverse exposure to the 7-year to 10-year part of the U.S. Treasury yield curve contributed to results given that yields rose.

The Fund’s allocation to the Series S Portfolio, which benefited from its duration positioning and its allocations to ABS and investment-grade corporate bonds, was the main contributor to performance. (Duration is a measure of interest rate sensitivity.) Allocations to agency MBS, sovereign foreign agency issues and supranational bonds were the largest detractors from performance within the Series S Portfolio.

Describe recent portfolio activity.

The Fund actively managed interest rate risk on the 7-year to 10-year part of the yield curve by using derivatives as described above. The Fund maintained its allocation to Series S Portfolio in order to offset the cost of the derivatives. Since this is an overlay strategy designed to manage interest-rate risk, the portfolio’s positioning is relatively static.

Describe portfolio positioning at period end.

The Fund held positions in U.S. Treasury futures, interest rate swaps, Series S Portfolio, and the Bank of New York Cash Reserve money market fund.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Fixed Income Funds	30%
Other Assets Less Liabilities	70

PORTFOLIO HOLDINGS

Security	Percent of Affiliated Investment Companies
BlackRock Allocation Target Shares: Series S Portfolio	100%

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2018 (continued)	Series P Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	The Fund may invest in a portfolio of securities and other financial instruments, including derivative instruments, in an attempt to provide returns that are the inverse of its benchmark index.
(b)	An unmanaged index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of between 7 and 10 years, are non-convertible, are denominated in U.S. dollars, are rated Baa3 (or better) by Moody’s or BBB- (or better) by S&P, are fixed rate, and have more than $250 million par outstanding.
(c)	Provides total returns for swaps with varying maturities. For example, the 10-year swap index measures the total return of investing in 10-year par swaps over time.
(d)	Commencement of operations.

Performance Summary for the Period Ended March 31, 2018

		Average Annual Total Returns (a)
	6-Month Total Returns	1 Year	5 Years	Since Inception (b)
Series P Portfolio	3.34%	2.49%	(0.73)%	(0.78)%
Bloomberg Barclays U.S. Treasury 7-10 Year Bond Index	(2.12)	(0.30)	1.14	1.27
Bloomberg Barclays U.S. Bellwether 10 Year Swap Index	(3.04)	(0.89)	1.42	1.49

(a)	See “About Fund Performance” on page 16 for a detailed description of performance related information.
(b)	The Fund commenced operations on March 20, 2013.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Series P Portfolio	$1,000.00	$1,033.40	$0.00	$1,000.00	$1,024.93	$0.00	0.00%

(a)	For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio. BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

FUND SUMMARY	13

Fund Summary as of March 31, 2018	Series S Portfolio

Investment Objective

Series S Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2018, the Fund outperformed its benchmark, the ICE BofAML 1-3 Year U.S. Treasury Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The main contributors to performance were the Fund’s duration positioning and its allocations to ABS and investment-grade corporate bonds. (Duration is a measure of interest rate sensitivity.) The Fund’s allocations to agency MBS, sovereign foreign agency issues and supranational bonds were the largest detractors from performance.

As part of its investment strategy, the Fund held derivatives during the period. Interest rate derivatives were used primarily as a means of managing the portfolio’s duration risk. The Fund also used credit default swaps against individual securities or broad indices to manage credit risk in the portfolio. Credit default swaps against indices also helped manage market risk. The use of derivatives contributed to the Fund’s performance results.

Describe recent portfolio activity.

The Fund’s overall positioning reflected the investment adviser’s view that accelerating global growth and investors’ demand for yield would continue to support risk assets. In particular, the investment adviser believed that the combination of tax reform, solid corporate earnings reports and stimulative fiscal policy would be a tailwind for corporate bonds. As such, the Fund’s largest allocations were in investment-grade corporate bonds, followed by ABS, agency MBS and CMBS.

As volatility picked up and credit spreads widened in 2018, the Fund slightly reduced its allocations to ABS and CMBS and rotated into corporates. The Fund also increased its allocation to agency MBS, particularly 15-year pass-throughs.

Describe portfolio positioning at period end.

At the end of March, the Fund was positioned with a slightly longer duration relative to the benchmark. The Fund finished the period with overweights in ABS, agency MBS and U.S. investment-grade corporates. Conversely, it was underweight in non-U.S. sovereign debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
Corporate Bonds	46%
Asset-Backed Securities	23
U.S. Government Sponsored Agency Securities	22
Non-Agency Mortgage-Backed Securities	9

CREDIT QUALITY ALLOCATION (b)

Credit Rating	Percent of Total Investments (a)
AAA/Aaa(c)	53%
AA/Aa	4
A	19
BBB/Baa	23
BB/Ba	1

(a)	Total investments exclude short-term securities and options purchased.
(b)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(c)	The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2018 (continued)	Series S Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	The Fund will primarily invest its assets in investment grade fixed-income securities, such as CMBS and MBS, obligations of non-U.S. governments and supranational organizations, which are chartered to promote economic development, obligations of domestic and non-U.S. corporations, ABS, U.S. Treasury and agency securities, cash equivalent investments, when-issued and delayed delivery securities, derivatives, repurchase agreements, reverse repurchase agreements and dollar rolls.
(b)	An unmanaged index comprised of Treasury securities with maturities ranging from one to three years.

Performance Summary for the Period Ended March 31, 2018

		Average Annual Total Returns (a)
	6 Months Total Returns	1 Year	5 Years	10 Years
Series S Portfolio	(0.37)%	1.15%	1.80%	3.29%
ICE BofAML 1-3 Year U.S. Treasury Index	(0.38)	0.03	0.52	1.13

(a)	See “About Fund Performance” on page 16 for a detailed description of performance related information.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (c)
	Excluding Interest Expense		Including Interest Expense	Excluding Interest Expense	Excluding Interest Expense	Including Interest Expense		Excluding Interest Expense
	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period (a)	Expenses Paid During the Period (b)	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period (a)	Ending Account Value (03/31/18)	Expenses Paid During the Period (b)
Series S Portfolio	$1,000.00	$996.30	$3.14	$0.00	$1,000.00	$1,021.79	$3.18	$1,024.93	$0.00

(a)	For shares of the Fund, expenses are equal to the annualized expense ratio of 0.63%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.
(b)	For shares of the Fund, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.
(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
See	“Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

FUND SUMMARY	15

About Fund Performance	BlackRock Allocation Target Shares

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Fund. The Funds’ returns would have been lower if there were no such waivers and reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses and (b) operating expenses, including administration fees and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2017 and held through March 31, 2018) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging	BlackRock Allocation Target Shares

The Funds may utilize leverage to seek to enhance returns and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements.

Series E Portfolio may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in the Notes to Financial Statements. In a TOB Trust transaction, the Fund transfers municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). TOB investments generally provide the Fund with economic benefits in periods of declining short-term interest rates, but expose the Fund to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect the Fund’s NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING	17

Schedule of Investments March 31, 2018	Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Asset-Backed Securities — 56.2%

Ajax Mortgage Loan Trust:
Series 2016-1, Class A, 4.25%, 07/25/47(a)(b)	$230	$226,682
Series 2016-B, Class A, 4.00%, 09/25/65(a)(b)	141	141,430
Series 2017-D, Class A, 3.75%, 12/25/57(b)(c)	2,421	2,433,447
Series 2017-D, Class B, 0.00%, 12/25/57(b)(c)(d)	1,738	1,068,733
Allegro CLO II Ltd.:
Series 2014-1A, Class A1R, (3 mo. LIBOR US + 1.310%), 3.06%, 01/21/27(b)(e)	1,000	1,001,825
Series 2014-1A, Class CR, (3 mo. LIBOR US + 3.850%), 5.60%, 01/21/27(b)(e)	250	250,260
Allegro CLO Ltd., Series 2016-1X, Class D, (3 mo. LIBOR US + 3.850%), 6.20%, 01/15/29(b)(e)	500	507,025
Allegro CLO VI Ltd., Series 2017-2A, Class A, (3 mo. LIBOR US + 1.130%), 2.86%, 01/16/30(b)(e)	1,000	1,003,570
ALM VI Ltd., Series 2012-6A, Class DRR, (3 mo. LIBOR US + 5.450%), 7.17%, 07/15/26(b)(e)	600	601,155
ALM VII Ltd., Series 2012-7A, Class A1R, (3 mo. LIBOR US + 1.480%), 3.20%, 10/15/28(b)(e)	1,000	1,010,998
ALM XIV Ltd.:
Series 2014-14A, Class PS, 0.00%, 07/28/26(b)(f)	1,000	752,483
Series 2014-14B, Class PS, 0.00%, 07/28/26(f)	1,000	752,483
AMMC CLO 20 Ltd., Series 2017-20A, Class E, (3 mo. LIBOR US + 5.810%), 7.54%, 04/17/29(b)(e)	500	502,253
Anchorage Capital CLO 1-R Ltd., Series 2018-1RA, Class A1, (3 mo. LIBOR US + 0.990%), 0.00%, 04/13/31(b)(e)	2,000	1,997,956
Anchorage Capital CLO 3-R Ltd.:
Series 2014-3RA, Class A, (3 mo. LIBOR US + 1.050%), 2.81%, 01/28/31(b)(e)	1,000	1,001,878
Series 2014-3RA, Class C, (3 mo. LIBOR US + 1.850%), 3.61%, 01/28/31(b)(e)	500	499,204
Anchorage Capital CLO 4-R Ltd.:
Series 2014-4RA, Class A, (3 mo. LIBOR US + 1.050%), 2.81%, 01/28/31(b)(e)	1,000	1,001,881
Series 2014-4RA, Class C, (3 mo. LIBOR US + 1.850%), 3.61%, 01/28/31(b)(e)	1,500	1,501,022
Series 2014-4RA, Class D, (3 mo. LIBOR US + 2.600%), 4.36%, 01/28/31(b)(e)	750	751,156
Anchorage Capital CLO 5-R Ltd.:
Series 2014-5RA, Class B, (3 mo. LIBOR US + 1.450%), 3.17%, 01/15/30(b)(e)	1,700	1,702,124
Series 2014-5RA, Class C, (3 mo. LIBOR US + 1.850%), 3.57%, 01/15/30(b)(e)	2,000	2,004,683
Series 2014-5RA, Class E, (3 mo. LIBOR US + 5.400%), 7.12%, 01/15/30(b)(e)	1,000	999,945
Anchorage Capital CLO 7 Ltd.:
Series 2015-7A, Class B1R, (3 mo. LIBOR US + 1.300%), 3.02%, 10/15/27(b)(e)	1,500	1,500,724
Series 2015-7A, Class CR, (3 mo. LIBOR US + 1.700%), 3.42%, 10/15/27(b)(e)	625	625,214
Anchorage Capital CLO 8 Ltd.:
Series 2016-8A, Class D, (3 mo. LIBOR US + 4.200%), 5.96%, 07/28/28(b)(e)	250	251,248
Series 2016-8A, Class E, (3 mo. LIBOR US + 6.500%), 8.26%, 07/28/28(b)(e)	777	785,701

Security	Par (000)	Value
Asset-Backed Securities (continued)
Anchorage Capital CLO 9 Ltd., Series 2016-9A, Class E, (3 mo. LIBOR US + 7.250%), 8.97%, 01/15/29(b)(e)	$600	$615,585
Anchorage Capital CLO Ltd.:
Series 2013-1A, Class BR, (3 mo. LIBOR US + 2.150%), 3.87%, 10/13/30(b)(e)	500	505,174
Series 2013-1A, Class DR, (3 mo. LIBOR US + 6.800%), 8.52%, 01/13/31(b)(e)	1,000	1,019,012
Apidos CLO XII, Series 2013-12A, Class AR, (3 mo. LIBOR US + 1.080%), 3.12%, 04/15/31(b)(e)	1,900	1,905,803
Apidos CLO XV, Series 2013-15A, Class A1RR, (3 mo. LIBOR US + 1.010%), 0.00%, 04/20/31(b)(e)	1,000	999,440
Apidos CLO XVIII, Series 2014-18A, Class CR, (3 mo. LIBOR US + 3.250%), 5.00%, 07/22/26(b)(e)	250	250,001
Apidos CLO XXI, Series 2015-21X, Class D, (3 mo. LIBOR US + 5.550%), 7.28%, 07/18/27(e)	500	502,994
Apidos CLO XXII, Series 2015-22A, Class D, (3 mo. LIBOR US + 6.000%), 7.75%, 10/20/27(b)(e)	500	508,315
Apidos CLO XXIII, Series 2015-23A, Class D2, (3 mo. LIBOR US + 5.950%), 7.67%, 01/14/27(b)(e)	500	500,186
Arbor Realty Commercial Real Estate Notes Ltd.:
Series 2016-FL1A, Class A, (1 mo. LIBOR US + 1.700%), 3.48%, 09/15/26(b)(e)	190	193,166
Series 2017-FL1, Class A, (1 mo. LIBOR US + 1.300%), 3.08%, 04/15/27(b)(e)	1,920	1,931,905
Series 2017-FL1, Class B, (1 mo. LIBOR US + 2.500%), 4.28%, 04/15/27(b)(e)	438	441,333
ARES XL CLO Ltd., Series 2016-40A, Class D, (3 mo. LIBOR US + 6.600%), 8.32%, 10/15/27(b)(e)	1,000	1,019,089
ARES XLIII CLO Ltd., Series 2017-43A, Class E, (3 mo. LIBOR US + 6.470%), 8.19%, 10/15/29(b)(e)	750	768,908
Ares XXXIII CLO Ltd.:
Series 2015-1A, Class CR, (3 mo. LIBOR US + 4.200%), 6.23%, 12/05/25(b)(e)	250	256,187
Series 2015-1A, Class D, (3 mo. LIBOR US + 6.230%), 8.26%, 12/05/25(b)(e)	500	514,311
Ares XXXIV CLO Ltd., Series 2015-2A, Class E2, (3 mo. LIBOR US + 5.200%), 6.96%, 07/29/26(b)(e)	500	500,221
Ares XXXIX CLO Ltd., Series 2016-39A, Class E, (3 mo. LIBOR US + 7.250%), 8.98%, 07/18/28(b)(e)	250	258,368
ARES XXXVII CLO Ltd., Series 2015-4A, Class A1R, (3 mo. LIBOR US + 1.170%), 2.89%, 10/15/30(b)(e)	600	603,015
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, (1 mo. LIBOR US + 0.240%), 2.11%, 05/25/35(c)(e)	76	56,650
ArrowMark Colorado Holdings, Series 2017-8A, Class A1, (3 mo. LIBOR US + 1.160%), 3.09%, 10/25/30(b)(e)	1,100	1,097,823
Atrium IX, Series 9A, Class AR, (3 mo. LIBOR US + 1.240%), 3.22%, 05/28/30(b)(e)	1,325	1,331,381
Atrium VIII, Series 8A, Class DR, (3 mo. LIBOR US + 4.000%), 5.74%, 10/23/24(b)(e)	325	329,507

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2018	Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Asset-Backed Securities (continued)
Atrium X, Series 10A, Class E, (3 mo. LIBOR US + 4.500%), 6.22%, 07/16/25(b)(e)	$650	$650,362
Babson CLO Ltd.:
Series 2014-3A, Class AR, (3 mo. LIBOR US + 1.320%), 3.04%, 01/15/26(b)(e)	1,000	1,000,371
Series 2015-2A, Class AR, (3 mo. LIBOR US + 1.190%), 2.94%, 10/20/30(b)(e)	1,000	1,005,409
Series 2016-1A, Class E, (3 mo. LIBOR US + 6.550%), 8.29%, 04/23/27(b)(e)	250	250,427
Series 2016-2A, Class E, (3 mo. LIBOR US + 6.900%), 8.65%, 07/20/28(b)(e)	500	510,687
Ballyrock CLO LLC, Series 2014-1A, Class CR, (3 mo. LIBOR US + 3.650%), 5.40%, 10/20/26(b)(e)	1,750	1,750,360
Battalion CLO IV Ltd., Series 2013-4A, Class A1R, (3 mo. LIBOR US + 1.140%), 2.89%, 10/22/25(b)(e)	778	778,042
Battalion CLO X Ltd., Series 2016-10A, Class D, (3 mo. LIBOR US + 7.000%), 8.74%, 01/24/29(b)(e)	500	508,846
Battalion CLO XI Ltd., Series 2017-11A, Class E, (3 mo. LIBOR US + 5.980%), 7.72%, 10/24/29(b)(e)	1,000	1,005,959
Bayview Financial Revolving Asset Trust:
Series 2005-A, Class A1, (1 mo. LIBOR US + 1.000%), 2.88%, 02/28/40(b)(e)	2,117	2,015,543
Series 2005-E, Class A1, (1 mo. LIBOR US + 1.000%), 2.88%, 12/28/40(b)(e)	3,458	3,182,434
Series 2005-E, Class A2A, (1 mo. LIBOR US + 0.930%), 2.81%, 12/28/40(b)(e)	2,419	2,176,019
Bear Stearns Asset-Backed Securities I Trust:
Series 2007-HE2, Class 1A4, (1 mo. LIBOR US + 0.320%), 2.19%, 03/25/37(e)	854	628,757
Series 2007-HE2, Class 23A, (1 mo. LIBOR US + 0.140%), 2.01%, 03/25/37(e)	153	150,735
Series 2007-HE3, Class 1A4, (1 mo. LIBOR US + 0.350%), 2.22%, 04/25/37(e)	324	255,432
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, (1 mo. LIBOR US + 1.200%), 3.07%, 01/25/36(e)	173	170,246
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class A1R, (3 mo. LIBOR US + 1.490%), 3.24%, 01/20/29(b)(e)	500	502,698
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, (3 mo. LIBOR US + 1.100%), 2.82%, 01/20/31(b)(e)	900	901,486
Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class D, (3 mo. LIBOR US + 6.410%), 7.76%, 10/15/30(b)(e)	1,000	1,013,335
BlueMountain CLO Ltd.:
Series 2013-2A, Class A1R, (3 mo. LIBOR US + 1.180%), 2.93%, 10/22/30(b)(e)	2,200	2,211,559
Series 2015-1A, Class D, (3 mo. LIBOR US + 5.450%), 7.17%, 04/13/27(b)(e)	250	250,438
Series 2015-3A, Class A1R, (3 mo. LIBOR US + 1.000%), 0.00%, 04/20/31(b)(e)	1,000	1,000,000
BSPRT Issuer Ltd., Series 2018-FL3, Class A, (1 mo. LIBOR US + 1.050%), 2.74%, 03/15/28(b)(e)	2,590	2,590,000
Canyon Capital CLO Ltd.:
Series 2006-1A, Class A1, (3 mo. LIBOR US + 0.250%), 2.38%, 12/15/20(b)(e)	63	63,090

Security	Par (000)	Value
Asset-Backed Securities (continued)
Series 2006-1A, Class C, (3 mo. LIBOR US + 0.700%), 2.83%, 12/15/20(b)(e)	$250	$249,756
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-3A, Class CR, (3 mo. LIBOR US + 4.100%), 5.82%, 10/14/28(b)(e)	500	506,956
Series 2012-4A, Class AR, (3 mo. LIBOR US + 1.450%), 3.20%, 01/20/29(b)(e)	935	939,803
Series 2014-1A, Class A1R2, (3 mo. LIBOR US + 0.970%), 3.31%, 04/17/31(e)	1,515	1,515,000
Series 2014-1A, Class CR, (3 mo. LIBOR US + 2.750%), 4.48%, 04/17/25(b)(e)	500	500,620
Series 2014-3A, Class C1R, (3 mo. LIBOR US + 3.270%), 5.03%, 07/27/26(b)(e)	1,000	1,000,869
Series 2014-3A, Class D1, (3 mo. LIBOR US + 5.100%), 6.86%, 07/27/26(b)(e)	1,400	1,406,939
Series 2014-3A, Class D2R, (3 mo. LIBOR US + 5.750%), 7.51%, 07/27/26(b)(e)	500	501,648
Series 2014-5A, Class A1R, (3 mo. LIBOR US + 1.140%), 2.86%, 10/16/25(b)(e)	1,000	1,001,030
Series 2015-4A, Class D, (3 mo. LIBOR US + 6.100%), 7.85%, 10/20/27(b)(e)	500	508,442
Series 2015-4A, Class SBB1, (3 mo. LIBOR US + 8.500%), 10.25%, 10/20/27(b)(c)(e)	145	146,870
Series 2016-1A, Class D, (3 mo. LIBOR US + 7.600%), 9.35%, 04/20/27(b)(e)	1,250	1,252,488
Carrington Mortgage Loan Trust:
Series 2006-FRE2, Class A2, (1 mo. LIBOR US + 0.120%), 1.99%, 10/25/36(e)	320	233,606
Series 2006-FRE2, Class A3, (1 mo. LIBOR US + 0.160%), 2.03%, 10/25/36(e)	170	124,494
Series 2006-FRE2, Class A4, (1 mo. LIBOR US + 0.250%), 2.12%, 10/25/36(e)	2,608	1,935,127
Series 2006-NC2, Class A3, (1 mo. LIBOR US + 0.150%), 2.02%, 06/25/36(e)	706	697,731
Series 2006-NC3, Class A4, (1 mo. LIBOR US + 0.240%), 2.11%, 08/25/36(e)	630	408,303
Series 2006-NC4, Class A3, (1 mo. LIBOR US + 0.160%), 2.03%, 10/25/36(e)	99	90,200
CBAM Ltd.:
Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.250%), 3.00%, 07/20/30(b)(e)	1,500	1,516,043
Series 2017-3A, Class A, (3 mo. LIBOR US + 1.230%), 2.60%, 10/17/29(b)(e)	2,500	2,514,799
Series 2017-3A, Class B1, (3 mo. LIBOR US + 1.700%), 3.07%, 10/17/29(b)(e)	500	503,715
Series 2017-3A, Class E1, (3 mo. LIBOR US + 6.500%), 7.87%, 10/17/29(b)(e)	1,000	1,013,169
C-BASS Trust:
Series 2007-CB1, Class AF2, 3.66%, 01/25/37(a)	315	152,964
Series 2006-CB9, Class A2, (1 mo. LIBOR US + 0.110%), 1.98%, 11/25/36(e)	62	39,373
Series 2006-CB9, Class A4, (1 mo. LIBOR US + 0.230%), 2.10%, 11/25/36(e)	16	10,544
Series 2007-CB5, Class A2, (1 mo. LIBOR US + 0.170%), 2.04%, 04/25/37(e)	62	46,681
Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, (3 mo. LIBOR US + 0.980%), 0.00%, 04/20/31(b)(e)	2,000	2,000,000

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) March 31, 2018	Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Asset-Backed Securities (continued)
Cedar Funding VIII CLO Ltd., Series 2017-8A, Class A1, (3 mo. LIBOR US + 1.250%), 2.98%, 10/17/30(b)(e)	$1,000	$1,007,436
CIFC Funding Ltd.:
Series 2014-3A, Class C1R, (3 mo. LIBOR US + 1.900%), 3.64%, 07/22/26(b)(e)	250	250,137
Series 2014-4A, Class A1R, (3 mo. LIBOR US + 1.380%), 3.11%, 10/17/26(b)(e)	500	500,163
Series 2014-5A, Class CR, (3 mo. LIBOR US + 2.700%), 4.43%, 01/17/27(b)(e)	750	750,645
Series 2016-1A, Class E, (3 mo. LIBOR US + 6.750%), 8.50%, 10/21/28(b)(e)	500	510,886
Series 2018-1A, Class A, (3 mo. LIBOR US + 1.000%), 3.16%, 04/18/31(b)(e)	1,100	1,099,533
Citigroup Mortgage Loan Trust:
Series 2006-NC1, Class A2D, (1 mo. LIBOR US + 0.250%), 2.12%, 08/25/36(e)	30	28,966
Series 2006-WFH4, Class M3, (1 mo. LIBOR US + 0.320%), 2.19%, 11/25/36(e)	290	245,974
Series 2007-AHL2, Class A3C, (1 mo. LIBOR US + 0.270%), 2.14%, 05/25/37(e)	19	13,810
Clear Creek CLO Ltd., Series 2015-1A, Class ER, (3 mo. LIBOR US + 6.300%), 8.05%, 10/20/30(b)(e)	1,000	1,010,312
Conseco Finance Corp.:
Series 1996-10, Class B1, 7.24%, 11/15/28(d)	63	50,256
Series 1998-4, Class M1, 6.83%, 04/01/30(d)	1,216	1,081,460
Series 1998-8, Class M1, 6.98%, 09/01/30(d)	1,153	964,984
Conseco Finance Securitizations Corp.:
Series 2000-1, Class A5, 8.06%, 09/01/29(d)	2,450	1,297,558
Series 2000-4, Class A6, 8.31%, 05/01/32(d)	2,443	1,274,246
Countrywide Asset-Backed Certificates:
Series 2005-16, Class 1AF, 5.00%, 05/25/36(d)	2,281	2,237,043
Series 2006-11, Class 3AV2, (1 mo. LIBOR US + 0.160%), 2.03%, 09/25/46(e)	16	15,698
Series 2007-S3, Class A3, (1 mo. LIBOR US + 0.380%), 2.25%, 05/25/37(e)	168	152,938
Countrywide Revolving Home Equity Loan Trust, Series 2004-U, Class 2A, (1 mo. LIBOR US + 0.270%), 2.05%, 03/15/34(e)	58	52,282
Credit-Based Asset Servicing & Securitization LLC:
Series 2006-CB2, Class AF4, 3.46%, 12/25/36(a)	25	20,553
Series 2006-MH1, Class B1, 6.25%, 10/25/36(a)(b)	2,900	2,931,100
Series 2006-SL1, Class A3, (1 mo. LIBOR US + 0.220%), 2.09%, 09/25/36(b)(e)	6,691	1,118,667
Series 2007-RP1, Class A, (1 mo. LIBOR US + 0.310%), 2.18%, 05/25/46(b)(e)	88	78,002
CWHEQ Home Equity Loan Trust, Series 2006-S2, Class A3, 5.84%, 07/25/27	505	689,020
CWHEQ Revolving Home Equity Loan Resuritization Trust:
Series 2006-RES, Class 4Q1B, (1 mo. LIBOR US + 0.300%), 2.08%, 12/15/33(b)(e)	51	47,482

Security	Par (000)	Value
Asset-Backed Securities (continued)
Series 2006-RES, Class 5B1B, (1 mo. LIBOR US + 0.190%), 1.97%, 05/15/35(b)(c)(e)	$19	$17,554
CWHEQ Revolving Home Equity Loan Trust, Series 2006-G, Class 2A, (1 mo. LIBOR US + 0.150%), 1.93%, 10/15/36(e)	489	444,101
Deer Creek CLO Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.180%), 3.18%, 10/20/30(b)(e)	1,000	1,005,375
Dryden 50 Senior Loan Fund, Series 2018-64A, Class A, 0.00%, 04/15/31(b)(d)	1,500	1,500,000
Dryden 53 CLO Ltd., Series 2017-53A, Class A, (3 mo. LIBOR US + 1.120%), 2.83%, 01/15/31(b)(e)	2,000	2,008,947
Elevation CLO Ltd., Series 2016-5A, Class E, (3 mo. LIBOR US + 6.950%), 8.67%, 07/15/28(b)(e)	500	505,213
First Franklin Mortgage Loan Trust:
Series 2006-FF16, Class 2A3, (1 mo. LIBOR US + 0.140%), 2.01%, 12/25/36(e)	716	438,955
Series 2006-FF17, Class A5, (1 mo. LIBOR US + 0.150%), 2.02%, 12/25/36(e)	3,458	2,853,686
Series 2006-FF5, Class 2A3, (1 mo. LIBOR US + 0.160%), 2.03%, 04/25/36(e)	61	57,464
Fremont Home Loan Trust, Series 2006-3, Class 1A1, (1 mo. LIBOR US + 0.140%), 2.01%, 02/25/37(e)	3,082	2,456,954
Galaxy XXI CLO Ltd., Series 2015-21A, Class ER, (3 mo. LIBOR US + 5.250%), 7.00%, 04/20/31(b)(e)	500	492,908
GCAT LLC, Series 2017-4, Class A1, 3.23%, 05/25/22(a)(b)	835	828,803
GE-WMC Asset-Backed Pass-Through Certificates, Series 2005-2, Class A2C, (1 mo. LIBOR US + 0.250%), 2.12%, 12/25/35(e)	30	29,898
GE-WMC Mortgage Securities Trust, Series 2006-1, Class A2B, (1 mo. LIBOR US + 0.150%), 2.02%, 08/25/36(e)	106	68,382
Gilbert Park CLO Ltd., Series 2017-1A, Class E, (3 mo. LIBOR US + 6.400%), 7.77%, 10/15/30(b)(e)	1,000	1,013,032
GMACM Home Equity Loan Trust, Series 2006-HE1, Class A, (1 mo. LIBOR US + 0.315%), 2.19%, 11/25/36(e)	436	482,107
Goldentree Loan Opportunities XI Ltd., Series 2015-11A, Class AR2, (3 mo. LIBOR US + 1.070%), 2.80%, 01/18/31(b)(e)	1,350	1,353,757
Greywolf CLO IV Ltd., Series 2014-2A, Class BR, (3 mo. LIBOR US + 2.350%), 4.08%, 01/17/27(b)(e)	500	500,498
GSAA Trust, Series 2007-2, Class AF3, 5.92%, 03/25/37(d)	30	12,291
GSAMP Trust:
Series 2006-FM2, Class A2B, (1 mo. LIBOR US + 0.120%), 1.99%, 09/25/36(e)	163	78,436
Series 2007-H1, Class A1B, (1 mo. LIBOR US + 0.200%), 2.07%, 01/25/47(e)	15	10,401
Highbridge Loan Management Ltd.:
Series 5X-2015, Class E, (3 mo. LIBOR US + 5.350%), 7.11%, 01/29/26(e)	900	901,187
Series 7A-2015, Class ER, (3 mo. LIBOR US + 5.000%), 7.30%, 03/15/27(b)(e)	500	500,000

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2018	Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Asset-Backed Securities (continued)
Home Equity Mortgage Loan Asset-Backed Trust:
Series 2004-A, Class M2, (1 mo. LIBOR US + 2.025%), 3.90%, 07/25/34(e)	$36	$36,078
Series 2007-B, Class 2A3, (1 mo. LIBOR US + 0.200%), 2.07%, 07/25/37(e)	310	204,906
HPS Loan Management Ltd., Series 10A-16, Class C, (3 mo. LIBOR US + 3.650%), 5.40%, 01/20/28(b)(e)	500	505,445
JPMorgan Mortgage Acquisition Trust, Series 2006-WF1, Class A3A, 5.83%, 07/25/36(a)	1,666	850,886
KKR CLO 12 Ltd., Series 12, Class ER, (3 mo. LIBOR US + 5.600%), 7.32%, 07/15/27(b)(e)	1,000	1,002,879
LCM 26 Ltd., Series 26A, Class A1, (3 mo. LIBOR US + 1.070%), 3.00%, 01/20/31(b)(e)	2,000	2,010,592
LCM XVIII LP, Series 18A, Class B1, (3 mo. LIBOR US + 2.300%), 4.05%, 04/20/27(b)(e)	500	500,551
Lehman ABS Manufactured Housing Contract Trust, Series 2002-A, Class C, 0.00%, 06/15/33	1,303	1,055,351
Lendmark Funding Trust:
Series 2017-1A, Class A, 2.83%, 12/22/25(b)	2,500	2,486,790
Series 2017-1A, Class B, 3.77%, 12/22/25(b)	1,570	1,576,523
Series 2017-2A, Class A, 2.80%, 05/20/26(b)	4,980	4,952,143
Series 2017-2A, Class B, 3.38%, 05/20/26(b)	2,540	2,518,058
Long Beach Mortgage Loan Trust:
Series 2006-2, Class 2A3, (1 mo. LIBOR US + 0.190%), 2.06%, 03/25/46(e)	3,554	1,684,883
Series 2006-2, Class 2A4, (1 mo. LIBOR US + 0.290%), 2.16%, 03/25/46(e)	788	379,404
Series 2006-4, Class 2A4, (1 mo. LIBOR US + 0.260%), 2.13%, 05/25/36(e)	904	430,311
Series 2006-7, Class 2A3, (1 mo. LIBOR US + 0.160%), 2.03%, 08/25/36(e)	6,882	3,862,625
Series 2006-7, Class 2A4, (1 mo. LIBOR US 0.240%), 2.11%, 08/25/36(e)	1,795	1,018,204
Series 2006-8, Class 2A3, (1 mo. LIBOR US + 0.160%), 2.03%, 09/25/36(e)	5,948	2,550,436
Series 2006-9, Class 2A2, (1 mo. LIBOR US + 0.110%), 1.98%, 10/25/36(e)	7,817	3,450,003
Series 2006-9, Class 2A3, (1 mo. LIBOR US + 0.160%), 2.03%, 10/25/36(e)	2,607	1,158,118
Series 2006-10, Class 2A4, (1 mo. LIBOR US + 0.220%), 2.09%, 11/25/36(e)	3,850	1,791,001
Madison Park Funding X Ltd., Series 2012-10A, Class ER, (3 mo. LIBOR US + 7.620%), 9.37%, 01/20/29(b)(e)	500	514,333
Madison Park Funding XI Ltd., Series 2013-11A Class ER (3 mo. LIBOR US + 6.450%), 8.19%, 07/23/29(b)(e)	500	504,501
Madison Park Funding XIII Ltd., Series 2014-13A, Class E, (3 mo. LIBOR US + 5.000%), 6.74%, 01/19/25(b)(e)	1,000	1,000,621
Madison Park Funding XIV Ltd.:
Series 2014-14A, Class A2R, (3 mo. LIBOR US + 1.120%), 2.87%, 07/20/26(b)(e)	3,250	3,252,930
Series 2014-14A, Class DR, (3 mo. LIBOR US + 3.250%), 5.00%, 07/20/26(b)(e)	500	500,371
Madison Park Funding XV Ltd., Series 2014-15A, Class CR, (3 mo. LIBOR US + 3.450%), 5.21%, 01/27/26(b)(e)	1,000	1,001,557

Security	Par (000)	Value
Asset-Backed Securities (continued)
Madison Park Funding XVIII Ltd., Series 2015-18A, Class A1R, (3 mo. LIBOR US + 1.190%), 2.94%, 10/21/30(b)(e)	$1,750	$1,759,505
Madison Park Funding XX Ltd., Series 2016-20A, Class E, (3 mo. LIBOR US + 7.400%), 9.16%, 04/27/27(b)(e)	250	250,658
Madison Park Funding XXVI Ltd., Series 2017-26A, Class AR, (3 mo. LIBOR US + 1.200%), 2.96%, 07/29/30(b)(e)	1,500	1,508,571
MASTR Asset-Backed Securities Trust:
Series 2006-AM2, Class A4, (1 mo. LIBOR US + 0.260%), 2.13%, 06/25/36(b)(e)	500	400,833
Series 2006-HE2, Class A3, (1 mo. LIBOR US + 0.150%), 2.02%, 06/25/36(e)	1,269	735,210
Series 2007-HE1, Class A4, (1 mo. LIBOR US + 0.280%), 2.15%, 05/25/37(e)	83	69,407
MASTR Specialized Loan Trust, Series 2006-3, Class A, (1 mo. LIBOR US + 0.260%), 2.13%, 06/25/46(b)(e)	35	32,613
MERIT Securities Corp., Series 13, Class M2, 7.94%, 12/28/33(a)	1,592	1,236,626
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C, (1 mo. LIBOR US + 0.240%), 2.11%, 05/25/37(e)	2,663	1,848,718
Merrill Lynch Mortgage Investors Trust, Series 2006-OPT1, Class M1, (1 mo. LIBOR US + 0.260%), 2.13%, 08/25/37(e)	2,275	466,326
Morgan Stanley IXIS Real Estate Capital Trust:
Series 2006-2, Class A2, (1 mo. LIBOR US + 0.110%), 1.98%, 11/25/36(e)	63	31,967
Series 2006-2, Class AFPT, (1 mo. LIBOR US + 0.070%), 1.94%, 11/25/36(e)	2,187	1,111,986
Mountain Hawk I CLO Ltd., Series 2013-1A, Class B1, (3 mo. LIBOR US + 2.180%), 3.93%, 01/20/24(b)(e)	500	500,725
Navient Private Education Loan Trust, Series 2015-CA, Class B, 3.25%, 05/15/40(b).	1,086	1,087,740
Neuberger Berman CLO XX Ltd.:
Series 2015-20A, Class DR, (3 mo. LIBOR US + 2.400%), 4.12%, 01/15/28(b)(e)	1,000	1,000,830
Series 2015-20A, Class ER, (3 mo. LIBOR US + 5.000%), 6.72%, 01/15/28(b)(e)	1,000	1,000,165
Neuberger Berman Loan Advisers CLO 26 Ltd., Series 2017-26A, Class A, (3 mo. LIBOR US + 1.170%), 2.56%, 10/18/30(b)(e)	1,050	1,053,946
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-S5, Class A1, (1 mo. LIBOR US + 0.400%), 2.27%, 10/25/36(b)(e)	819	734,768
Oak Hill Credit Partners IX Ltd., Series 2013-9A, Class DR, (3 mo. LIBOR US + 3.300%), 5.05%, 10/20/25(b)(e)	750	750,661
Oak Hill Credit Partners X Ltd., Series 2014-10A, Class DR, (3 mo. LIBOR US + 3.250%), 5.00%, 07/20/26(b)(e)	1,000	1,000,564
Oak Hill Credit Partners XI Ltd., Series 2015-11A, Class E, (3 mo. LIBOR US + 6.700%), 8.45%, 10/20/28(b)(e)	500	508,703
Oakwood Mortgage Investors, Inc.:
Series 2001-D, Class A2, 5.26%, 01/15/19(d)	46	36,160
Series 2002-A, Class M1, 7.76%, 03/15/32(d)	2,177	1,871,841
Series 2002-C, Class M1, 6.89%, 11/15/32(d)	2,446	2,043,335

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) March 31, 2018	Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Asset-Backed Securities (continued)
OCP CLO Ltd.:
Series 2014-5A, Class A1R, (3 mo. LIBOR US + 1.080%), 2.84%, 04/26/31(b)(e)	$1,000	$1,003,635
Series 2014-7A, Class A1AR, (3 mo. LIBOR US + 0.950%), 2.70%, 10/20/26(b)(e)	470	470,142
Series 2016-12A, Class A1, (3 mo. LIBOR US + 1.570%), 3.30%, 10/18/28(b)(e)	1,000	1,006,670
Series 2016-12A, Class C, (3 mo. LIBOR US + 4.150%), 5.88%, 10/18/28(b)(e)	1,000	1,012,885
Octagon Investment Partners 18-R Ltd., Series 2018-18A, Class A1A, (3 mo. LIBOR US + 0.960%), 0.00%, 04/16/31(b)(e)	2,000	2,000,000
Octagon Investment Partners 24 Ltd., Series 2015-1A, Class A1R, (3 mo. LIBOR US + 0.900%), 2.79%, 05/21/27(b)(e)	500	500,230
Octagon Investment Partners 33 Ltd., Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.190%), 2.59%, 01/20/31(b)(e)	1,000	1,002,495
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A1R2, (3 mo. LIBOR US + 1.000%), 0.00%, 01/25/31(b)(e)	750	750,669
Octagon Investment Partners XVIII Ltd., Series 2013-1A, Class CR, (3 mo. LIBOR US + 3.480%), 5.33%, 12/16/24(b)(e)	250	250,039
Octagon Investment Partners XXI Ltd., Series 2014-1A, Class D, (3 mo. LIBOR US + 6.600%), 8.43%, 11/14/26(b)(e)	250	250,840
OFSI Fund VI Ltd., Series 2014-6A, Class A2R, (3 mo. LIBOR US + 1.130%), 2.86%, 03/20/25(b)(e)	2,500	2,495,934
OHA Credit Partners XIII Ltd., Series 2016-13A, Class E, (3 mo. LIBOR US + 7.150%), 8.90%, 01/21/30(b)(e)	1,000	1,025,878
OHA Loan Funding Ltd., Series 2016-1A, Class D, (3 mo. LIBOR US + 3.750%), 5.50%, 01/20/28(b)(e)	2,000	2,027,034
OneMain Financial Issuance Trust:
Series 2014-2A, Class B, 3.02%, 09/18/24(b)	375	375,528
Series 2014-2A, Class C, 4.33%, 09/18/24(b)	100	100,434
Series 2014-2A, Class D, 5.31%, 09/18/24(b)	2,000	2,007,755
Series 2015-1A, Class A, 3.19%, 03/18/26(b)	1,605	1,608,595
Series 2015-1A, Class C, 5.12%, 03/18/26(b)	3,500	3,531,393
Series 2015-2A, Class A, 2.57%, 07/18/25(b)	811	810,284
Series 2015-2A, Class C, 4.32%, 07/18/25(b)	2,000	1,996,957
Series 2016-1A, Class A, 3.66%, 02/20/29(b)	2,600	2,624,129
Series 2016-1A, Class B, 4.57%, 02/20/29(b)	3,500	3,578,797
Series 2016-2A, Class A, 4.10%, 03/20/28(b)	2,854	2,874,371
Option One Mortgage Loan Trust, Series 2007-FXD1, Class 2A1, 5.87%, 01/25/37(a)	4,889	4,609,086
OZLM Funding II Ltd.:
Series 2012-2A, Class A1R, (3 mo. LIBOR US + 1.440%), 3.21%, 10/30/27(b)(e)	1,000	1,000,163

Security	Par (000)	Value
Asset-Backed Securities (continued)
Series 2012-2A, Class DR, (3 mo. LIBOR US + 7.300%), 9.07%, 10/30/27(b)(e)	$500	$501,438
OZLM Funding III Ltd., Series 2013-3A, Class BR, (3 mo. LIBOR US + 3.000%), 4.75%, 01/22/29(b)(e)	500	506,070
OZLM Funding IV Ltd.:
Series 2013-4A, Class A1R, (3 mo. LIBOR US + 1.250%), 3.00%, 10/22/30(b)(e)	500	502,573
Series 2013-4A, Class A2R, (3 mo. LIBOR US + 1.700%), 3.45%, 10/22/30(b)(e)	500	502,908
OZLM IX Ltd., Series 2014-9A, Class CR, (3 mo. LIBOR US + 3.550%), 5.30%, 01/20/27(b)(e)	1,500	1,503,096
OZLM VI Ltd., Series 2014-6A, Class BR, (3 mo. LIBOR US + 2.700%), 4.43%, 04/17/26(b)(e)	250	249,997
OZLM VII Ltd., Series 2014-7A, Class B1R, (3 mo. LIBOR US + 2.250%), 3.98%, 07/17/26(b)(e)	750	750,617
OZLM VIII Ltd., Series 2014-8A, Class BR, (3 mo. LIBOR US + 2.250%), 3.98%, 10/17/26(b)(e)	500	500,411
OZLM XIV Ltd., Series 2015-14A, Class D, (3 mo. LIBOR US + 6.350%), 8.07%, 01/15/29(b)(e)	500	500,305
OZLM XV Ltd., Series 2016-15A, Class A1, (3 mo. LIBOR US + 1.490%), 3.24%, 01/20/29(b)(e)	500	502,714
Palmer Square CLO Ltd.:
Series 2013-2A, Class BR, (3 mo. LIBOR US + 2.250%), 3.98%, 10/17/27(b)(e)	1,000	1,003,245
Series 2014-1A, Class A1R2, (3 mo. LIBOR US + 1.130%), 2.86%, 01/17/31(b)(e)	1,000	1,005,948
Series 2014-1A, Class CR2, (3 mo. LIBOR US + 2.650%), 4.38%, 01/17/31(b)(e)	400	398,901
Parallel Ltd.:
Series 2015-1A, Class AR, (3 mo. LIBOR US + 0.850%), 2.60%, 07/20/27(b)(e)	1,000	1,000,608
Series 2015-1A, Class C1R, (3 mo. LIBOR US + 1.750%), 3.50%, 07/20/27(b)(e)	1,000	1,000,739
Park Avenue Institutional Advisers CLO Ltd.:
Series 2016-1A, Class D, (3 mo. LIBOR US + 7.000%), 8.92%, 08/23/28(b)(e)	1,500	1,524,323
Series 2017-1A, Class D, (3 mo. LIBOR US + 6.220%), 7.63%, 11/14/29(b)(e)	2,250	2,269,268
PFS Financing Corp., Series 2017-AA, Class B, (1 mo. LIBOR US + 0.950%), 2.73%, 03/15/21(b)(e)	3,000	3,005,082
Preston Ridge Partners Mortgage LLC, Series 2017-1A, Class A1, 4.25%, 01/25/22(a)(b)	550	549,768
Pretium Mortgage Credit Partners I LLC:
Series 2017-NPL2, Class A1, 3.25%, 03/28/57(a)(b)	1,863	1,852,037
Series 2017-NPL3, Class A1, 3.25%, 06/29/32(a)(b)	1,279	1,272,912
Progress Residential Trust:
Series 2017-SFR1, Class A, 2.77%, 08/17/34(b)	1,437	1,416,803
Series 2016-SFR1, Class E, (1 mo. LIBOR US + 3.850%), 5.66%, 09/17/33(b)(e)	150	152,152
Series 2016-SFR2, Class A, (1 mo. LIBOR US + 1.400%), 3.21%, 01/17/34(b)(e)	500	502,917
Series 2016-SFR2, Class E, (1 mo. LIBOR US + 3.550%), 5.36%, 01/17/34(b)(e)	200	204,850

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2018	Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Asset-Backed Securities (continued)
RAMP Series Trust, Series 2007-RS1, Class A3, (1 mo. LIBOR US + 0.170%), 2.04%, 02/25/37(e)	$3,385	$1,867,290
Regatta V Funding Ltd., Series 2014-1A, Class BR, (3 mo. LIBOR US + 2.300%), 4.05%, 10/25/26(b)(e)	250	250,329
Rockford Tower CLO Ltd.:
Series 2017-1A, Class A, (3 mo. LIBOR US + 1.370%), 3.09%, 04/15/29(b)(e)	1,500	1,508,088
Series 2017-1A, Class D, (3 mo. LIBOR US + 3.250%), 4.97%, 04/15/29(b)(e)	1,000	1,009,448
Series 2017-1A, Class E, (3 mo. LIBOR US + 5.400%), 7.12%, 04/15/29(b)(e)	2,350	2,357,936
Series 2017-2A, Class B, (3 mo. LIBOR US + 1.750%), 3.47%, 10/15/29(b)(e)	1,250	1,258,869
Series 2017-2A, Class C, (3 mo. LIBOR US + 2.300%), 4.02%, 10/15/29(b)(e)	1,000	1,007,877
Series 2017-2A, Class D, (3 mo. LIBOR US + 3.450%), 5.17%, 10/15/29(b)(e)	1,000	1,010,519
Series 2017-2A, Class E, (3 mo. LIBOR US + 6.080%), 7.80%, 10/15/29(b)(e)	1,000	1,006,685
Series 2017-3A, Class A, (3 mo. LIBOR US + 1.190%), 2.86%, 10/20/30(b)(e)	1,644	1,646,147
Series 2017-3A, Class E, (3 mo. LIBOR US + 5.750%), 7.42%, 10/20/30(b)(e)	250	248,805
Romark WM-R Ltd., Series 2018-1A, Class A1, (3 mo. LIBOR US + 1.030%), 0.00%, 04/20/31(b)(e)	1,250	1,250,000
RR 3 Ltd., Series 2018-3A, Class A1R2, (3 mo. LIBOR US + 1.090%), 2.80%, 01/15/30(b)(e)	1,000	1,003,772
Seneca Park CLO Ltd., Series 2014-1A, Class D, (3 mo. LIBOR US + 3.500%), 5.23%, 07/17/26(b)(e)	250	250,002
Shackleton CLO Ltd.:
Series 2013-3A, Class AR, (3 mo. LIBOR US + 1.120%), 2.84%, 07/15/30(b)(e)	1,000	1,004,421
Series 2013-3A, Class DR, (3 mo. LIBOR US + 3.020%), 4.74%, 07/15/30(b)(e)	500	500,240
Series 2014-5A, Class AR, (3 mo. LIBOR US + 1.140%), 2.93%, 05/07/26(b)(e)	1,000	1,001,361
Silver Creek CLO Ltd., Series 2014-1A, Class AR, (3 mo. LIBOR US + 1.240%), 2.99%, 07/20/30(b)(e)	1,500	1,507,215
SLM Private Credit Student Loan Trust, Series 2005-B, Class B, (3 mo. LIBOR US + 0.400%), 2.53%, 06/15/39(e)	3,169	3,123,950
SLM Private Education Loan Trust, Series 2013-B, Class B, 3.00%, 05/16/44(b)	2,500	2,483,621
SMB Private Education Loan Trust:
Series 2015-C, Class B, 3.50%, 09/15/43(b)	1,495	1,486,250
Series 2015-C, Class C, 4.50%, 09/17/46(b)	1,000	1,009,084
Series 2017-B, Class A2A, 2.82%, 10/15/35(b)	1,960	1,915,907
Series 2017-B, Class A2B, (1 mo. LIBOR US + 0.750%), 2.53%, 10/15/35(b)(e)	1,170	1,175,846
Series 2018-A, Class A2B, (1 mo. LIBOR US 0.800%), 2.38%, 02/15/36(b)(e)	5,000	5,000,000
Sound Point CLO IV Ltd.:
Series 2013-3A, Class CR, (3 mo. LIBOR US + 2.250%), 4.00%, 01/21/26(b)(e)	1,000	1,001,492
Series 2013-3A, Class DR, (3 mo. LIBOR US + 3.400%), 5.15%, 01/21/26(b)(e)	500	500,645
Sound Point CLO V Ltd., Series 2014-1A, Class E, (3 mo. LIBOR US + 4.250%), 5.98%, 04/18/26(b)(e)	1,000	1,001,056

Security	Par (000)	Value
Asset-Backed Securities (continued)
Sound Point CLO VII Ltd., Series 2014-3A, Class AR, (3 mo. LIBOR US + 1.300%), 3.04%, 01/23/27(b)(e)	$250	$250,093
Sound Point CLO X Ltd., Series 2015-3A, Class E, (3 mo. LIBOR US + 6.750%), 8.50%, 01/20/28(b)(e)	750	750,706
Sound Point CLO XI Ltd.:
Series 2016-1A, Class A, (3 mo. LIBOR US + 1.650%), 3.40%, 07/20/28(b)(e)	250	251,037
Series 2016-1A, Class E, (3 mo. LIBOR US + 6.950%), 8.70%, 07/20/28(b)(e)	500	510,850
Sound Point CLO XII Ltd., Series 2016-2A, Class A, (3 mo. LIBOR US + 1.660%), 3.41%, 10/20/28(b)(e)	250	251,279
Sound Point CLO XIV Ltd., Series 2016-3A, Class E, (3 mo. LIBOR US + 6.650%), 8.39%, 01/23/29(b)(e)	1,000	1,021,021
Sound Point CLO XV Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.390%), 3.13%, 01/23/29(b)(e)	1,500	1,508,942
Sound Point CLO XVIII Ltd., Series 2017-4A, Class A1, (3 mo. LIBOR US + 1.120%), 2.86%, 01/20/31(b)(e)	1,000	1,003,977
Soundview Home Loan Trust, Series 2004-WMC1, Class M2, (1 mo. LIBOR US + 0.795%), 2.67%, 01/25/35(e)	263	252,724
SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.05%, 04/25/29(b).	1,668	1,666,111
Springleaf Funding Trust:
Series 2015-AA, Class A, 3.16%, 11/15/24(b)	1,766	1,767,165
Series 2015-AA, Class B, 3.62%, 11/15/24(b)	250	249,603
Series 2016-AA, Class B, 3.80%, 11/15/29(b)	3,500	3,498,562
Stanwich Mortgage Loan Co. LLC:
Series 2016-NPL2, Class NOTE, 3.72%, 08/16/46(a)(b)(c)	842	842,227
Series 2017-NPB1, Class A1, 3.60%, 05/17/22(a)(b)(c)	1,641	1,640,575
Steele Creek CLO Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.250%), 2.88%, 01/15/30(b)(e)	1,000	998,568
Stewart Park CLO Ltd., Series 2015-1A, Class CR, (3 mo. LIBOR US + 1.800%), 3.52%, 01/15/30(b)(e)	1,000	1,000,034
Symphony CLO XII Ltd., Series 2013-12A, Class AR, (3 mo. LIBOR US + 1.030%), 2.75%, 10/15/25(b)(e)	744	745,597
Symphony CLO XVI Ltd., Series 2015-16A, Class E, (3 mo. LIBOR US + 5.450%), 7.17%, 07/15/28(b)(e)	750	748,119
TCI-Flatiron CLO Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.200%), 2.83%, 11/17/30(b)(e)	1,000	1,004,605
Thacher Park CLO Ltd., Series 2014-1A, Class D1R, (3 mo. LIBOR US + 3.400%), 5.15%, 10/20/26(b)(e)	1,000	1,001,275
TICP CLO VI Ltd., Series 2016-6A, Class E, (3 mo. LIBOR US + 6.550%), 8.27%, 01/15/29(b)(e)	1,000	1,013,516
TICP CLO VII Ltd., Series 2017-7A, Class E, (3 mo. LIBOR US + 6.510%), 8.23%, 07/15/29(b)(e)	500	510,739

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) March 31, 2018	Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Asset-Backed Securities (continued)
Venture XVII CLO Ltd., Series 2014-17A, Class B2R, (3 mo. LIBOR US + 1.600%), 3.32%, 07/15/26(b)(e)	$250	$250,195
Venture XXVI CLO Ltd., Series 2017-26A, Class D, (3 mo. LIBOR US + 4.250%), 6.00%, 01/20/29(b)(e)	500	512,044
Vibrant CLO IV Ltd., Series 2016-4A, Class D, (3 mo. LIBOR US + 4.500%), 6.25%, 07/20/28(b)(e)	1,000	1,018,239
Vibrant CLO V Ltd., Series 2016-5A, Class A, (3 mo. LIBOR US + 1.550%), 3.30%, 01/20/29(b)(e)	500	504,358
Voya CLO Ltd.:
Series 2013-2A, Class A1R, (3 mo. LIBOR US + 0.970%), 3.31%, 04/25/31(b)(e)	1,000	1,000,000
Series 2014-3A, Class A1R, (3 mo. LIBOR US + 0.720%), 2.47%, 07/25/26(b)(e)	1,000	999,783
Series 2017-4A, Class A1, (3 mo. LIBOR US + 1.130%), 2.51%, 10/15/30(b)(e)	1,000	1,005,754
WaMu Asset-Backed Certificates Trust:
Series 2007-HE2, Class 2A3, (1 mo. LIBOR US + 0.250%), 2.12%, 04/25/37(e)	996	549,231
Series 2007-HE2, Class 2A4, (1 mo. LIBOR US + 0.360%), 2.23%, 04/25/37(e)	107	59,919
Washington Mutual Asset-Backed Certificates Trust:
Series 2006-HE4, Class 2A2, (1 mo. LIBOR US + 0.180%), 2.05%, 09/25/36(e)	287	143,917
Series 2006-HE5, Class 1A, (1 mo. LIBOR US + 0.155%), 2.03%, 10/25/36(e)	117	96,975
Wellfleet CLO Ltd.:
Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.320%), 3.07%, 04/20/29(b)(e)	1,500	1,507,487
Series 2017-3A, Class A1, (3 mo. LIBOR US + 1.150%), 2.88%, 01/17/31(b)(e)	2,000	2,007,645
Westcott Park CLO Ltd., Series 2016-1A, Class E, (3 mo. LIBOR US + 7.200%), 8.95%, 07/20/28(b)(e)	1,500	1,549,908
World Financial Network Credit Card Master Trust, Series 2012-C, Class C, 4.55%, 08/15/22	460	463,631
York CLO 1 Ltd.:
Series 2014-1A, Class CR, (3 mo. LIBOR US + 2.350%), 4.10%, 01/22/27(b)(e)	700	700,872
Series 2014-1A, Class DR, (3 mo. LIBOR US + 3.400%), 5.15%, 01/22/27(b)(e)	1,500	1,501,129
York CLO-2 Ltd., Series 2015-1A, Class ER, (3 mo. LIBOR US + 5.650%), 7.11%, 01/22/31(b)(e)	1,000	994,393

Total Asset-Backed Securities — 56.2% (Cost: $323,495,343)		321,036,602

Corporate Bonds — 0.1%

Banks — 0.0%
Washington Mutual Escrow Bonds :
0.00%(c)(g)(h)(i)	500	—
0.00%(c)(g)(h)(i)	250	—

Insurance — 0.1%
Ambac Assurance Corp., 5.10%, 06/07/20(b)	58	76,509

Security	Par (000)	Value
Asset-Backed Securities (continued)
Insurance (continued)
Ambac LSNI LLC, (3 mo. LIBOR US + 5.000%), 6.81%, 02/12/23(b)(e)	$278	$280,371

Total Corporate Bonds — 0.1% (Cost: $362,295)		356,880

Floating Rate Loan Interests — 0.9%

Capital Markets — 0.4%
LSTAR Securities Financing Vehicle I LLC, Term
Loan, (1 mo. LIBOR US + 2.500%), 4.17%, 05/10/25(c)(e)	1,559	1,559,724
LSTAR Securities Financing Vehicle II LLC, Term
Loan, (1 mo. LIBOR US + 2.000%), 3.66%, 06/16/25(c)(e)	589	588,913

		2,148,637
Equity Real Estate Investment Trusts (REITs) — 0.1%
JAX MEZZ LLC, Mezzanine Loan, (1 mo. LIBOR US + 5.500%), 7.08%, 10/04/21(c)(e)	1,000	995,000

Mortgage Real Estate Investment Trusts (REITs) — 0.4%
Chimera Special Holding LLC, Term Loan (1 mo. LIBOR US + 2.000%), 2.00%, 10/06/19(e)	2,337	2,337,305

Total Floating Rate Loan Interests — 0.9% (Cost: $5,460,597)		5,480,942

Non-Agency Mortgage-Backed Securities — 29.7%

Collateralized Mortgage Obligations — 9.1%
Ajax Mortgage Loan Trust, Series 2016-A,
Class A, 4.25%, 08/25/64(a)(b)	346	349,125
American Home Mortgage Assets Trust:
Series 2006-4, Class 1A12, (1 mo. LIBOR US + 0.210%), 2.08%, 10/25/46(e)	164	118,940
Series 2006-5, Class A1, (12 mo. Federal Reserve Cumulative Average US + 0.920%), 2.30%, 11/25/46(e)	1,227	682,332
Series 2007-1, Class A1, (12 mo. Federal Reserve Cumulative Average US + 0.700%), 2.08%, 02/25/47(e)	47	30,107
Angel Oak Mortgage Trust I LLC, Series 2016-1, Class A1, 3.50%, 07/25/46(a)(b)	73	73,386
APS Resecuritization Trust:
Series 2016-3, Class 3A, (1 mo. LIBOR US + 2.850%), 4.72%, 09/27/46(b)(c)(e)	619	625,345
Series 2016-3, Class 4A, (1 mo. LIBOR US + 2.600%), 4.47%, 04/27/47(b)(c)(e)	172	174,170
ARI Investments LLC, Series 2017-1, Class A, 4.59%, 01/06/25(c)(d)	735	734,657
Banc of America Funding Trust:
Series 2014-R2, Class 1C, 0.00%, 11/26/36(b)(c)(d)	390	77,517
Series 2016-R2, Class 1A1, 4.70%, 05/01/33(b)(c)(d)	546	558,331
Bear Stearns Asset-Backed Securities I Trust,
Series 2006-AC1, Class 1A2, 6.25%, 02/25/36(a)	262	233,221
Bear Stearns Mortgage Funding Trust:
Series 2006-SL1, Class A1, (1 mo. LIBOR US + 0.280%), 2.15%, 08/25/36(e)	2,141	2,153,936
Series 2007-AR2, Class A1, (1 mo. LIBOR US + 0.170%), 2.04%, 03/25/37(e)	518	462,431

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2018	Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Collateralized Mortgage Obligations (continued)
Series 2007-AR4, Class 2A1, (1 mo. LIBOR US + 0.210%), 2.08%, 06/25/37(e)	$48	$45,190
Chase Mortgage Finance Trust, Series 2007-S6, Class 1A1, 6.00%, 12/25/37	14,634	12,101,645
CHL Mortgage Pass-Through Trust, Series 2005-J2, Class 2A4, (1 mo. LIBOR US + 1.400%), 3.27%, 08/25/35(e)	1,660	1,450,550
CIM Trust, Series 2017-6, Class A1, 3.02%, 06/25/57(b)(d)	3,645	3,577,025
Citicorp Mortgage Securities Trust, Series 2008-2, Class 1A1, 6.50%, 06/25/38	717	625,036
Countrywide Alternative Loan Trust: Series 2005-22T1, Class A1, (1 mo. LIBOR US + 0.350%), 2.22%, 06/25/35(e)	1,914	1,731,090
Series 2005-51, Class 3A3A, (1 mo. LIBOR US + 0.320%), 2.14%, 11/20/35(e)	991	924,625
Series 2005-72, Class A3, (1 mo. LIBOR US + 0.300%), 2.17%, 01/25/36(e)	714	583,370
Series 2005-76, Class 2A1, (12 mo. Federal Reserve Cumulative Average US + 1.000%), 2.28%, 02/25/36(e)	879	795,168
Series 2006-11CB, Class 3A1, 6.50%, 05/25/36	1,160	895,483
Series 2006-OC10, Class 2A3, (1 mo. LIBOR US + 0.230%), 2.10%, 11/25/36(e)	172	135,627
Series 2006-OC7, Class 2A3, (1 mo. LIBOR US + 0.250%), 2.12%, 07/25/46(e)	2,436	1,938,225
Series 2007-3T1, Class 1A1, 6.00%, 04/25/37	2,065	1,573,021
Series 2007-9T1, Class 1A1, 6.00%, 05/25/37	302	224,896
Series 2007-OA2, Class 1A1, (12 mo. Federal Reserve Cumulative Average US + 0.840%), 2.12%, 03/25/47(e)	417	342,627
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-15, Class 2A2, 6.50%, 09/25/37	1,039	794,693
Credit Suisse Commercial Mortgage Trust, Series 2014-9R, Class 9A1, (1 mo. LIBOR US + 0.120%), 1.74%, 08/27/36(b)(c)(e)	204	174,119
Credit Suisse Mortgage Capital Certificates, Series 2009-12R, Class 3A1, 6.50%, 10/27/37(b)	39	25,308
Deephaven Residential Mortgage Trust, Series 2016-1A, Class A1, 4.00%, 07/25/46(b)	98	97,957
Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB3, Class A8, 6.36%, 07/25/36(d)	40	35,725
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, (12 mo. Federal Reserve Cumulative Average US + 2.000%), 3.28%, 03/25/36(e)	35	32,793
GSMPS Mortgage Loan Trust:
Series 2005-RP2, Class 1AF, (1 mo. LIBOR US + 0.350%), 2.22%, 03/25/35(b)(e)	106	98,799
Series 2006-RP1, Class 1AF1, (1 mo. LIBOR US + 0.350%), 2.22%, 01/25/36(b)(e)	81	69,579

Security	Par (000)	Value
Collateralized Mortgage Obligations (continued)
IndyMac IMJA Mortgage Loan Trust, Series 2007-A2, Class 3A1, 7.00%, 10/25/37	$921	$645,801
IndyMac INDX Mortgage Loan Trust, Series 2007-AR19, Class 3A1, 3.39%, 09/25/37(d)	371	261,817
Lehman XS Trust, Series 2007-20N, Class A1, (1 mo. LIBOR US + 1.150%), 3.02%, 12/25/37(e)	71	70,781
LSTAR Securities Investment Ltd.:
Series 2017-3, Class A1, (1 mo. LIBOR US + 2.000%), 3.89%, 04/01/22(b)(e)	518	518,205
Series 2017-9, Class A, (1 mo. LIBOR US + 1.550%), 3.44%, 12/01/22(b)(e)	991	991,915
Series 2018-1, Class A, (1 mo. LIBOR US + 1.550%), 3.44%, 02/01/23(b)(c)(e)	1,485	1,482,125
LSTAR Securities Investment Ltd. LLC, Series 2017-8, Class A, (1 mo. LIBOR US + 1.650%), 3.54%, 11/01/22(b)(e)	2,423	2,431,267
MASTR Reperforming Loan Trust, Series 2006-2, Class 1A1, 4.41%, 05/25/36(b)(d)	1,992	1,753,768
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, (1 mo. LIBOR US + 0.340%), 1.93%, 04/16/36(b)(e)	445	378,920
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2007-2, Class A4, (1 mo. LIBOR US + 0.420%), 2.29%, 04/25/47(e)	1,234	1,011,793
Nomura Resecuritization Trust, Series 2014-3R, Class 3A9, 1.57%, 11/26/35(b)(d)	99	90,685
Reperforming Loan REMIC Trust: Series 2005-R2, Class 1AF1, (1 mo. LIBOR US + 0.340%), 2.21%, 06/25/35(b)(e)	187	179,757
Series 2005-R3, Class AF, (1 mo. LIBOR US + 0.400%), 2.27%, 09/25/35(b)(e)	1,380	1,211,165
Seasoned Credit Risk Transfer Trust, Series 2018-1, Class M, 4.75%, 05/25/57(d)	1,000	986,401
Sequoia Mortgage Trust, Series 2017-CH1, Class A2, 3.50%, 10/25/47(b)(d)	1,810	1,813,088
Structured Asset Mortgage Investments II Trust, Series 2006-AR5, Class 2A1, (1 mo. LIBOR US + 0.210%), 2.08%, 05/25/46(e)	63	53,456
Structured Asset Securities Corp., Series 2005-RF3, Class 1A, (1 mo. LIBOR US + 0.350%), 2.22%, 06/25/35(b)(e)	1,544	1,388,375
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-RF4, Class 2A1, 6.00%, 10/25/36(b)	76	65,248
SunTrust Acquisition Closed-End Seconds Trust, Series 2007-1, Class A, (1 mo. LIBOR US + 0.320%), 2.19%, 04/25/37(e)	406	385,325
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR2, Class B1, (1 mo. LIBOR US + 0.530%), 2.40%, 01/25/45(e)	1,537	1,007,894
Washington Mutual Mortgage Pass-Through Certificates Trust:
Series 2006-4, Class 1A1, 6.00%, 04/25/36	418	381,768
Series 2006-4, Class 3A1, 6.50%, 05/25/36(a)	226	195,603
Series 2006-8, Class A4, 4.52%, 10/25/36(a)	243	153,415

		52,004,621

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) March 31, 2018	Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Commercial Mortgage-Backed Securities — 18.4%
245 Park Avenue Trust, Series 2017-245P, Class E, 3.78%, 06/05/37(b)(d)	$1,730	$1,576,618
280 Park Avenue Mortgage Trust, Series 2017-280P, Class E, (1 mo. LIBOR US + 2.119%), 3.90%, 09/15/34(b)(e)	3,410	3,410,055
Americold LLC, Series 2010-ARTA, Class C, 6.81%, 01/14/29(b)	500	535,940
Aventura Mall Trust, Series 2013-AVM, Class E, 3.87%, 12/05/32(b)(d)	280	280,119
Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX, 5.48%, 01/15/49(d)	15	15,450
Banc of America Merrill Lynch Commercial Mortgage Securities Trust:
Series 2013-DSNY, Class E, (1 mo. LIBOR US + 2.600%), 4.38%, 09/15/26(b)(e)	250	249,974
Series 2013-DSNY, Class F, (1 mo. LIBOR US + 3.500%), 5.28%, 09/15/26(b)(e)	969	967,595
Series 2015-200P, Class F, 3.60%, 04/14/33(b)(d)	894	839,647
Series 2016-ISQ, Class E, 3.61%, 08/14/34(b)(c)(d)	300	269,250
Series 2017-SCH, Class DL, (1 mo. LIBOR US + 2.000%), 3.78%, 11/15/32(b)(e)	1,090	1,090,000
Series 2017-SCH, Class XFCP, 0.15%, 11/15/19(b)(d)	95,950	248,511
Series 2017-SCH, Class XLCP, 0.02%, 11/15/19(b)(d)	56,050	21,860
Barclays Commercial Mortgage Trust, Series 2015-SRCH, Class A1, 3.31%, 08/10/35(b)	495	490,913
Bayview Commercial Asset Trust:
Series 2006-1A, Class A2, (1 mo. LIBOR US + 0.360%), 1.92%, 04/25/36(b)(e)	38	35,767
Series 2007-2A, Class A1, (1 mo. LIBOR US + 0.270%), 1.89%, 07/25/37(b)(e)	76	72,679
Series 2007-4A, Class A1, (1 mo. LIBOR US + 0.450%), 2.32%, 09/25/37(b)(e)	1,343	1,283,294
Series 2007-5A, Class A3, (1 mo. LIBOR US + 1.000%), 2.87%, 10/25/37(b)(e)	3,616	3,590,569
Series 2007-6A, Class A4A, (1 mo. LIBOR US + 1.500%), 3.37%, 12/25/37(b)(e)	4,500	3,350,931
BBCMS Mortgage Trust, Series 2018-TALL, Class D, (1 mo. LIBOR US + 1.449%), 3.23%, 03/15/37(b)(e)	1,100	1,096,821
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PW10, Class B, 5.61%, 12/11/40(d)	876	903,899
BWAY Mortgage Trust:
Series 2013-1515, Class C, 3.45%, 03/10/33(b)	250	244,214
Series 2013-1515, Class D, 3.63%, 03/10/33(b)	100	97,813
Series 2013-1515, Class F, 3.93%, 03/10/33(b)(d)	810	773,689
BXP Trust:
Series 2017-GM, Class A, 3.38%, 06/13/39(b)	1,000	989,246
Series 2017-GM, Class D, 3.43%, 06/13/39(b)(d)	1,000	949,362
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.49%, 04/10/29(b)(d)	190	188,151
CFCRE Commercial Mortgage Trust: Series 2011-C1, Class C, 6.09%, 04/15/44(b)(d)	1,000	1,056,256

Security	Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series 2016-C4, Class C, 4.88%, 05/10/58(d)	$130	$133,187
Series 2018-TAN, Class C, 5.30%, 02/15/33(b)	1,050	1,081,507
CGBAM Commercial Mortgage Trust: Series 2015-SMRT, Class E, 3.79%, 04/10/28(b)(d)	160	159,225
Series 2015-SMRT, Class F, 3.79%, 04/10/28(b)(d)	1,000	985,664
CGDBB Commercial Mortgage Trust:
Series 2017-BIOC, Class D, (1 mo. LIBOR US + 1.600%), 3.38%, 07/15/28(b)(e)	1,060	1,060,995
Series 2017-BIOC, Class E, (1 mo. LIBOR US + 2.150%), 3.93%, 07/15/28(b)(e)	1,290	1,287,966
CHT Mortgage Trust, Series 2017-CSMO, Class A, (1 mo. LIBOR US + 0.930%), 2.71%, 11/15/36(b)(e)	230	230,707
Citigroup Commercial Mortgage Trust:
Series 2013-375P, Class C, 3.52%, 05/10/35(b)(d)	100	98,844
Series 2013-375P, Class D, 3.52%, 05/10/35(b)(d)	100	98,031
Series 2013-375P, Class E, 3.52%, 05/10/35(b)(d)	550	525,758
Series 2015-GC27, Class C, 4.43%, 02/10/48(d)	1,000	981,890
Series 2015-SHP2, Class A, (1 mo. LIBOR US + 1.280%), 3.06%, 07/15/27(b)(e)	400	399,998
Series 2015-SHP2, Class F, (1 mo. LIBOR US + 5.200%), 6.98%, 07/15/27(b)(e)	750	755,834
Series 2015-SSHP, Class A, (1 mo. LIBOR US + 1.150%), 2.93%, 09/15/27(b)(e)	300	299,998
Series 2015-SSHP, Class D, (1 mo. LIBOR US + 3.050%), 4.83%, 09/15/27(b)(e)	456	457,067
Series 2016-C1, Class C, 4.95%, 05/10/49(d)	10	10,445
Series 2016-GC37, Class D, 2.79%, 04/10/49(b)	1,300	1,000,166
Series 2016-P3, Class D, 2.80%, 04/15/49(b)(d)	539	410,331
Series 2016-SMPL, Class E, 4.51%, 09/10/31(b)	510	506,942
Citigroup/Deutsche Bank Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48	1,239	1,281,385
CLNS Trust, Series 2017-IKPR, Class E, (1 mo. LIBOR US + 3.500%), 5.24%, 06/11/32(b)(e)	790	793,947
Commercial Mortgage Trust:
Series 2005-C6, Class F, 5.66%, 06/10/44(b)(d)	566	575,882
Series 2013-WWP, Class D, 3.90%, 03/10/31(b)	110	114,498
Series 2014-PAT, Class A, (1 mo. LIBOR US + 0.800%), 2.52%, 08/13/27(b)(e)	2,250	2,250,013
Series 2014-PAT, Class E, (1 mo. LIBOR US + 3.150%), 4.87%, 08/13/27(b)(e)	1,100	1,112,767
Series 2014-PAT, Class F, (1 mo. LIBOR US + 2.441%), 4.16%, 08/13/27(b)(e)	1,000	1,000,004
Series 2014-TCW, Class D, (1 mo. LIBOR US + 2.250%), 3.97%, 02/13/32(b)(e)	750	753,101
Series 2015-3BP, Class F, 3.24%, 02/10/35(b)(d)	100	90,157
Series 2015-CR23, Class C, 4.25%, 05/10/48(d)	30	29,342
Series 2015-CR23, Class CMC, 3.69%, 05/10/48(b)(d)	2,550	2,537,962

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2018	Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series 2015-CR23, Class CMD, 3.69%, 05/10/48(b)(d)	$4,200	$4,144,215
Series 2015-CR23, Class D, 4.25%, 05/10/48(d)	732	598,591
Series 2015-CR23, Class E, 3.23%, 05/10/48(b)	160	103,319
Series 2015-CR25, Class D, 3.80%, 08/10/48(d)	290	237,843
Series 2015-LC19, Class D, 2.87%, 02/10/48(b)	460	381,923
Series 2016-667M, Class D, 3.18%, 10/10/36(b)(d)	500	457,377
Series 2017-DLTA, Class E, (1 mo. LIBOR US + 1.964%), 3.74%, 08/15/35(b)(e)	970	958,147
Series 2017-DLTA, Class F, (1 mo. LIBOR US + 2.581%), 4.36%, 08/15/35(b)(e)	920	907,194
Core Industrial Trust:
Series 2015-TEXW, Class D, 3.85%, 02/10/34(b)(d)	100	100,751
Series 2015-TEXW, Class E, 3.85%, 02/10/34(b)(d)	279	275,599
Series 2015-TEXW, Class F, 3.85%, 02/10/34(b)(d)	1,000	966,872
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C4, Class F, 5.23%, 10/15/39(b)(d)	500	505,173
Credit Suisse Mortgage Capital Certificates: Series 2016-MFF, Class A, (1 mo. LIBOR US + 1.600%), 3.38%, 11/15/33(b)(e)	166	167,380
Series 2017-1, Class A, 4.50%, 03/25/21(b)	780	781,737
Series 2017-CHOP, Class E, (1 mo. LIBOR US + 3.300%), 5.08%, 07/15/32(b)(e)	1,448	1,452,868
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class C, 4.75%, 01/15/49(d)	10	10,247
CSMC Trust, Series 2017-PFHP, Class A, (1 mo. LIBOR US + 0.950%), 2.73%, 12/15/19(b)(e)	240	240,000
Deutsche Bank JPMorgan Mortgage Trust, Series 2016-C3, Class D, 3.49%, 09/10/49(b)(d)	140	119,181
Deutsche Bank UBS Mortgage Trust: Series 2017-BRBK, Class D, 3.53%, 10/10/34(b)(d)	990	954,627
Series 2017-BRBK, Class F, 3.53%, 10/10/34(b)(c)(d)	600	536,883
FREMF Mortgage Trust:
Series 2017-K64, Class B, 3.98%, 03/25/27(b)(d)	970	957,108
Series 2018-K73, Class B, 3.85%, 01/25/28(b)(d)	1,000	967,114
Series 2018-K74, Class B, 4.23%, 02/25/51(b)(d)	1,000	975,962
GAHR Commercial Mortgage Trust:
Series 2015-NRF, Class EFX, 3.38%, 12/15/34(b)(d)	1,500	1,481,725
Series 2015-NRF, Class FFX, 3.38%, 12/15/34(b)(d)	860	845,100
GP Portfolio Trust, Series 2014-GPP, Class E, (1 mo. LIBOR US + 4.100%), 5.88%, 02/15/27(b)(e)	125	123,240
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.59%, 06/10/28(b)(d)	640	628,374
GS Mortgage Securities Corp. II:
Series 2013-KING, Class D, 3.44%, 12/10/27(b)(d)	1,000	992,006
Series 2013-KING, Class E, 3.44%, 12/10/27(b)(d)	3,200	3,144,783

Security	Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
GS Mortgage Securities Corp. Trust:
Series 2017-500K, Class F, (1 mo. LIBOR US + 1.800%), 3.58%, 07/15/19(b)(e)	$467	$468,053
Series 2017-500K, Class G, (1 mo. LIBOR US + 2.500%), 4.28%, 07/15/19(b)(e)	140	140,523
GS Mortgage Securities Trust:
Series 2014-GC22, Class D, 4.65%, 06/10/47(b)(d)	1,110	940,200
Series 2015-GC32, Class C, 4.41%, 07/10/48(d)	1,970	1,978,155
Series 2015-GC32, Class D, 3.35%, 07/10/48	1,500	1,213,703
Hilton Orlando Trust, Series 2018-ORL, Class E, (1 mo. LIBOR US + 2.650%), 4.43%, 12/15/34(b)(e)	1,960	1,970,501
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class D1, 4.12%, 12/15/48(b)(d)	1,190	1,121,397
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class D, 4.58%, 03/15/50(b)(d)	280	266,451
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2014-CBM, Class E, (1 mo. LIBOR US + 3.850%), 5.63%, 10/15/29(b)(e)	1,250	1,249,996
Series 2014-PHH, Class B, (1 mo. LIBOR US + 1.850%), 3.63%, 08/15/27(b)(e)	210	210,000
Series 2015-JP1, Class C, 4.74%, 01/15/49(d)	315	323,872
Series 2015-JP1, Class E, 4.24%, 01/15/49(b)(d)	470	375,235
Series 2015-UES, Class D, 3.74%, 09/05/32(b)(d)	1,000	999,112
Series 2015-UES, Class E, 3.74%, 09/05/32(b)(d)	600	592,382
Series 2016-WPT, Class A, (1 mo. LIBOR US + 1.450%), 3.23%, 10/15/33(b)(e)	150	150,146
Series 2017-JP5, Class D, 4.65%, 03/15/50(b)(d)	1,240	1,171,536
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-1A, Class 1A, (1 mo. LIBOR US + 0.250%), 2.12%, 03/25/37(b)(e)	387	362,678
LMREC, Inc., Series 2016-CRE2, Class A, (1 mo. LIBOR US + 1.700%), 3.55%, 11/24/31(b)(e)	160	160,000
Lone Star Portfolio Trust:
Series 2015-LSP, Class B, (1 mo. LIBOR US + 2.600%), 4.38%, 09/15/28(b)(e)	589	589,766
Series 2015-LSP, Class D, (1 mo. LIBOR US + 4.000%), 5.78%, 09/15/28(b)(e)	85	85,725
Series 2015-LSP, Class E, (1 mo. LIBOR US + 5.600%), 7.38%, 09/15/28(b)(e)	1,067	1,073,455
Series 2015-LSP, Class F, (1 mo. LIBOR US + 6.900%), 8.68%, 09/15/28(b)(e)	768	773,341
Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class F, 6.32%, 09/12/42(b)(d)	1,000	1,045,454
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2015-C23, Class D, 4.13%, 07/15/50(b)(d)	2,000	1,748,591
Series 2015-C25, Class D, 3.07%, 10/15/48	830	685,385
Series 2015-C26, Class C, 4.41%, 10/15/48(d)	1,000	1,003,417

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) March 31, 2018	Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series 2015-C26, Class D, 3.06%, 10/15/48(b)	$1,465	$1,172,979
Morgan Stanley Capital I Trust:
Series 2014-CPT, Class E, 3.45%, 07/13/29(b)(d)	500	491,680
Series 2014-CPT, Class F, 3.45%, 07/13/29(b)(d)	100	97,947
Series 2014-CPT, Class G, 3.45%, 07/13/29(b)(d)	100	96,702
Series 2017-CLS, Class F, (1 mo. LIBOR US + 2.600%), 4.38%, 11/15/34(b)(e)	843	845,593
Series 2017-H1, Class D, 2.55%, 06/15/50(b)	1,010	784,770
Series 2017-PRME, Class D, (1 mo. LIBOR US + 3.400%), 5.18%, 02/15/34(b)(e)	840	840,023
Morgan Stanley Capital I, Inc.:
Series 2017-HR2, Class D, 2.73%, 12/15/27	160	126,426
Series 2017-JWDR, Class D, (1 mo. LIBOR US + 1.950%), 3.73%, 11/15/34(b)(e)	860	861,062
Olympic Tower Mortgage Trust:
Series 2017-OT, Class D, 3.95%, 05/10/39(b)(d)	930	916,615
Series 2017-OT, Class E, 3.95%, 05/10/39(b)(d)	1,340	1,249,871
RAIT Trust, Series 2017-FL7, Class C, (1 mo. LIBOR US + 2.500%), 4.28%, 06/15/37(b)(e)	880	879,997
Resource Capital Corp. Ltd., Series 2017-CRE5, Class B, (1 mo. LIBOR US + 2.000%), 3.79%, 07/15/34(b)(c)(e)	560	559,508
Velocity Commercial Capital Loan Trust, Series 2015-1, Class AFL, (1 mo. LIBOR US + 2.430%), 4.30%, 06/25/45(b)(e)	58	59,075
VNDO Mortgage Trust, Series 2013-PENN, Class D, 3.95%, 12/13/29(b)(d)	500	498,993
VNDO Trust, Series 2016-350P, Class E, 3.90%, 01/10/35(b)(d)	400	368,309
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class AJ, 5.63%, 10/15/48(d)	65	66,549
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class D, 3.77%, 02/15/48(b)	1,000	767,089
Series 2015-NXS4, Class D, 3.60%, 12/15/48(d)	1,702	1,514,762
Series 2016-C34, Class C, 5.03%, 06/15/49(d)	80	82,153
Series 2016-C37, Class C, 4.49%, 12/15/49(d)	500	503,017
Series 2016-NXS5, Class D, 4.88%, 01/15/59(d)	750	723,787
Series 2017-C39, Class D, 4.36%, 09/15/50(b)(d)	750	686,322
Series 2017-HSDB, Class A, (1 mo. LIBOR US + 0.850%), 2.60%, 12/13/31(b)(e)	846	847,332

		105,407,210
Interest Only Commercial Mortgage-Backed Securities — 2.2%
B2R Mortgage Trust, Series 2015-2, Class XA, 2.12%, 11/15/48(b)(d)	11,699	463,269
Banc of America Commercial Mortgage Trust: Series 2015-UBS7, Class XA, 0.89%, 09/15/48(d)	970	49,047

Security	Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Series 2017-BNK3, Class XD, 1.29%, 02/15/50(b)(d)	$10,000	$863,100
Barclays Commercial Mortgage Trust, Series 2015-SRCH, Class XB, 0.20%, 08/10/35(b)(d)	12,500	211,125
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XA, 1.75%, 05/10/58(d)	369	37,655
Citigroup/Deutsche Bank Mortgage Trust, Series 2017-CD3, Class XA, 1.04%, 02/10/50(d)	11,739	834,733
Commercial Mortgage Trust, Series 2015-CR23, Class XA, 0.98%, 05/10/48(d)	7,461	341,903
CSAIL Commercial Mortgage Trust, Series 2016-C5, Class XA, 1.04%, 11/15/48(d)	2,191	116,408
Deutsche Bank JPMorgan Mortgage Trust, Series 2017-C6, Class XD, 1.00%, 06/10/50(d)	11,214	752,908
GS Mortgage Securities Trust:
Series 2014-GC20, Class XA, 1.01%, 04/10/47(d)	851	39,350
Series 2016-GS3, Class XA, 1.27%, 10/10/49(d)	5,932	460,468
Hospitality Mortgage Trust, Series 2017-HIT, Class XCP, 1.08%, 05/08/30(b)(c)(d)	98,914	952,250
JPMDB Commercial Mortgage Securities Trust:
Series 2016-C4, Class XC, 0.75%, 12/15/49(b)(d)	8,570	438,955
Series 2017-C5, Class XB, 0.32%, 03/15/50(d)	30,000	798,300
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class XC, 0.75%, 08/15/49(b)(d)	17,400	867,216
LSTAR Commercial Mortgage Trust, Series 2017-5, Class X, 1.23%, 03/10/50(b)(d)	13,955	664,949
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C19, Class XF, 1.19%, 12/15/47(b)(d)	220	12,802
Series 2015-C25, Class XA, 1.13%, 10/15/48(d)	3,251	200,951
Series 2015-C26, Class XA, 1.10%, 10/15/48(d)	619	37,427
Series 2016-C29, Class XB, 0.96%, 05/15/49(d)	1,020	69,381
Morgan Stanley Capital I Trust, Series 2017-H1, Class XD, 2.20%, 06/15/50(b)(c)(d)	8,625	1,410,188
Olympic Tower Mortgage Trust, Series 2017-OT, Class XA, 0.38%, 05/10/39(b)(d)	28,100	902,572
One Market Plaza Trust:
Series 2017-1MKT, Class XCP, 0.09%, 02/10/32(b)(d)	110,000	584,100
Series 2017-1MKT, Class XNCP, 0.00%, 02/10/32(b)(c)(d)	22,000	132,000
Wells Fargo Commercial Mortgage Trust:
Series 2015-LC20, Class XB, 0.48%, 04/15/50(d)	7,000	209,480
Series 2016-BNK1, Class XD, 1.27%, 08/15/49(b)(d)	1,000	81,460
Series 2016-C33, Class XA, 1.80%, 03/15/59(d)	4,419	426,368

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2018	Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class XA, 1.11%, 08/15/47(d)	$10,512	$512,219

		12,470,584

Total Non-Agency Mortgage-Backed Securities — 29.7%
(Cost: $170,488,547)		169,882,415

U.S. Government Sponsored Agency Securities — 3.0%

Collateralized Mortgage Obligations — 2.6%
Fannie Mae:
Series 2016-C02, Class 1M2, (1 mo. LIBOR US + 6.000%), 7.87%, 09/25/28(e)	50	59,853
Series 2016-C04, Class 1M2, (1 mo. LIBOR US + 4.250%), 6.12%, 01/25/29(e)	231	261,097
Series 2016-C06, Class 1M2, (1 mo. LIBOR US + 4.250%), 6.12%, 04/25/29(e)	68	77,597
Series 2017-C01, Class 1M2, (1 mo. LIBOR US + 3.550%), 5.42%, 07/25/29(e)	1,664	1,807,227
Series 2017-C01, Class 1B1, (1 mo. LIBOR US + 5.750%), 7.62%, 07/25/29(e)	775	904,461
Series 2017-C03, Class 1M2, (1 mo. LIBOR US + 3.000%), 4.87%, 10/25/29(e)	106	112,609
Series 2017-C05, Class 1M2, (1 mo. LIBOR US + 2.200%), 4.07%, 01/25/30(e)	251	254,332
Series 2017-C07, Class 1B1, (1 mo. LIBOR US + 4.000%), 5.87%, 05/25/30(e)	2,000	2,052,867
Freddie Mac:
Series 2016-DNA4, Class M3, (1 mo. LIBOR US +3.800%), 5.67%, 03/25/29(e)	2,000	2,234,635
Series 2017-DNA1, Class M2, (1 mo. LIBOR US + 3.250%), 5.12%, 07/25/29(e)	1,500	1,618,615
Series 2017-DNA1, Class B1, (1 mo. LIBOR US + 4.950%), 6.82%, 07/25/29(e)	1,000	1,101,346
Series 2017-DNA2, Class M2, (1 mo. LIBOR US +3.450%), 5.32%, 10/25/29(e)	250	271,895
Series 2017-DNA3, Class M2, (1 mo. LIBOR US + 2.500%), 4.37%, 03/25/30(e)	3,000	3,075,128
Series 2018-DNA1, Class M2, (1 mo. LIBOR US + 1.800%), 3.67%, 07/25/30(e)	1,000	989,730

		14,821,392

Security	Par (000)	Value
Commercial Mortgage-Backed Securities — 0.1%
Fannie Mae, Series 2017-M8, Class A2, 3.06%, 05/25/27(d)	$170	$167,366
Freddie Mac:
Series KPLB, Class A, 2.77%, 05/25/25	380	369,011
Series K069, Class A2, 3.19%, 09/25/27(d)	80	79,619

		615,996
Interest Only Commercial Mortgage-Backed Securities — 0.3%
Fannie Mae, Series 2016-M4, Class X2, 2.73%, 01/25/39(d)	5,592	601,188
Freddie Mac:
Series KW01, Class X1, 0.98%, 01/25/26(d)	1,176	71,449
Series K065, Class X1, 0.68%, 04/25/27(d)	10,802	561,652
Ginnie Mae:
Series 2016-87, Class IO, 1.01%, 08/16/58(d)	468	35,660
Series 2016-128, Class IO, 0.94%, 09/16/56(d)	6,114	477,440

		1,747,389

Total U.S. Government Sponsored Agency Securities — 3.0%
(Cost: $16,861,012)		17,184,777

Total Long-Term Investments — 89.9% (Cost: $516,667,794)		513,941,616

	Shares
Short-Term Securities — 12.4%
Dreyfus Treasury Securities Cash Management, Institutional Class, 1.46%(j)	70,918,751	70,918,751

Total Short-Term Securities — 12.4% (Cost: $70,918,751)		70,918,751

Total Investments — 102.3% (Cost: $587,586,545)		584,860,367
Liabilities in Excess of Other Assets — (2.3)%		(13,277,562)

Net Assets — 100.0%		$571,582,805

(a)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(e)	Variable rate security. Rate shown is the rate in effect as of period end.
(f)	Zero-coupon bond.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Non-income producing security.
(i)	Perpetual security with no stated maturity date.
(j)	Annualized 7-day yield as of period end.

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (continued) March 31, 2018	Series A Portfolio (Percentages shown are based on Net Assets)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

OTC Credit Default Swaps — Buy Protection

Reference Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.6.AAA	0.00%	Monthly	Deutsche Bank AG	05/11/63	$592	$(4,454)	$191	$(4,645)
CMBX.NA.6.AAA	0.00%	Monthly	Deutsche Bank AG	05/11/63	$523	(3,933)	(383)	(3,550)
CMBX.NA.6.AAA	0.00%	Monthly	Deutsche Bank AG	05/11/63	$365	(2,746)	71	(2,817)
CMBX.NA.6.BBB-	3.00%	Monthly	J.P. Morgan Securities LLC	05/11/63	$40	5,873	2,567	3,306

						$(5,260)	$2,446	$(7,706)

OTC Credit Default Swaps — Sell Protection

Reference Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)	Value	Upfront Premium Received	Unrealized Appreciation (Depreciation)
			Morgan Stanley & Co.
CMBX.NA.8.A	2.00%	Monthly	International PLC	10/17/57	Not Rated	$120	$(5,488)	$(11,479)	$5,991
CMBX.NA.9.A	2.00%	Monthly	Goldman Sachs International	09/17/58	Not Rated	$4,714	(199,933)	(246,687)	46,754
CMBX.NA.9.BBB-	3.00%	Monthly	Deutsche Bank AG	09/17/58	Not Rated	$4,620	(596,303)	(591,602)	(4,701)
CMBX.NA.10.BBB-	3.00%	Monthly	Deutsche Bank AG	11/17/59	Not Rated	$1,000	(110,633)	(89,328)	(21,305)
CMBX.NA.10.BBB-	3.00%	Monthly	Deutsche Bank AG	11/17/59	Not Rated	$500	(55,316)	(53,876)	(1,440)
			Morgan Stanley & Co.
CMBX.NA.6.A	0.00%	Monthly	International PLC	05/11/63	A	$1,000	(43,817)	(44,020)	203
CMBX.NA.6.BBB-	0.00%	Monthly	Credit Suisse International	05/11/63	BBB-	$40	(5,873)	(3,203)	(2,670)

							$(1,017,363)	$(1,040,195)	$22,832

(a)	Using S&P’s rating of the underlying securities of the index.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Derivatives	$2,829	$1,040,578	$56,254	$41,128

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2018	Series A Portfolio (Percentages shown are based on Net Assets)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	$—	$59,083	$—	$—	$—	$—	$59,083

Liabilities — Derivative Financial Instruments
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	$—	$1,081,706	$—	$—	$—	$—	$1,081,706

For the year ended March 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Swaps	$—	$346,652	$—	$—	$—	$—	$346,652

Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	$—	$11,597	$—	$—	$—	$—	$11,597

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Credit default swaps:
Average notional value — buy protection	$1,567,750
Average notional value — sell protection	$11,952,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Swaps — OTC(a)	$59,083	$1,081,706

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$59,083	$1,081,706
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$59,083	$1,081,706

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (continued) March 31, 2018	Series A Portfolio (Percentages shown are based on Net Assets)

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Deutsche Bank AG	$262	$(262)	$—	$—	$—
Goldman Sachs International	46,754	(46,754)	—	—	—
J.P. Morgan Securities LLC	5,873	—	—	—	$5,873
Morgan Stanley & Co. International PLC.	6,194	(6,194)	—	—	—

	$59,083	$(53,210)	$—	$—	$5,873

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Credit Suisse International	$5,873	$—	$—	$—	$5,873
Deutsche Bank AG	773,647	(262)	—	(690,000)	83,385
Goldman Sachs International	246,687	(46,754)	—	—	199,933
Morgan Stanley & Co. International PLC.	55,499	(6,194)	—	—	49,305

	$1,081,706	$(53,210)	$—	$(690,000)	$338,496

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$314,830,546	$6,206,056	$321,036,602
Corporate Bonds(a)	—	356,880	—	356,880
Floating Rate Loan Interests(a)	—	2,337,305	3,143,637	5,480,942
Non-Agency Mortgage-Backed Securities	—	162,196,072	7,686,343	169,882,415
U.S. Government Sponsored Agency Securities	—	17,184,777	—	17,184,777
Short-Term Securities	70,918,751	—	—	70,918,751

	$70,918,751	$496,905,580	$17,036,036	$584,860,367

Derivative Financial Instruments(b)
Assets
Credit contracts.	$—	$56,254	$—	$56,254
Liabilities
Credit contracts.	—	(41,128)	—	(41,128)

	$—	$15,126	$—	$15,126

(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are swaps, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended March 31, 2018, there were no transfers between Level 1 and Level 2.

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2018	Series A Portfolio (Percentages shown are based on Net Assets)

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	U.S. Government Sponsored Agency Securities	Total
Assets
Opening Balance, as of March 31, 2017	$16,802,196	$—	$993,500	$7,641,500	$1,001,600	$26,438,796
Transfers into Level 3	242,770	—	—	—	—	242,770
Transfers out of Level 3(a)	(12,081,376)	—	—	(1,963,427)	—	(14,044,803)
Accrued discounts/premiums	—	—	—	—	—	—
Net realized gain (loss)	120,048	(5,764)	25,060	48,452	58,836	246,632
Net change in unrealized appreciation (depreciation)(b)(c)	(339,490)	—	(2,492)	(703,252)	(60,436)	(1,105,670)
Purchases	6,061,182	5,764	4,779,651	6,726,545	—	17,573,142
Sales	(4,599,274)	—	(2,652,082)	(4,063,475)	(1,000,000)	(12,314,831)

Closing Balance, as of March 31, 2018	$6,206,056	$—	$3,143,637	$7,686,343	$—	$17,036,036

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2018(c)	$(74,671)	$—	$(2,492)	$(661,503)	$—	$(738,666)

(a)	As of March 31, 2017, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2018, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	33

Schedule of Investments March 31, 2018	Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Capital Trusts — 4.3%

Banks — 2.2%
BNP Paribas SA, (5 yr. Swap Semi 30/360 US + 2.838%), 5.13%(a)(b)(c)	$575	$526,844
HSBC Holdings PLC:
(USD Swap Rate 11:00 am NY 1 + 3.746%), 6.00%(b)(c)	520	506,740
(USD Swap Rate 11:00 am NY 1 + 3.453%), 6.25%(b)(c)	440	449,900
JPMorgan Chase & Co.:
(3 mo. LIBOR US + 3.300%), 6.00%(b)(c)	525	541,312
(3 mo. LIBOR US + 3.330%), 6.10%(b)(c)	600	630,000
(3 mo. LIBOR US + 3.780%), 6.75%(b)(c)	925	1,009,175
(3 mo. LIBOR US + 3.470%), 7.90%(b)(c)	500	502,550
U.S. Bancorp, Series J, (3 mo. LIBOR US + 2.914%), 5.30%(b)(c)	1,075	1,099,188
Wells Fargo & Co.:
(3 mo. LIBOR US + 3.990%), 5.88%(b)(c)	2,300	2,419,600
(3 mo. LIBOR US + 3.770%), 5.90%(b)(c)	817	828,716

		8,514,025
Capital Markets — 0.1%
State Street Corp., (3 mo. LIBOR US + 3.597%), 5.25%(b)(c)	315	322,875

Electric Utilities — 0.2%
Exelon Corp., 3.50%, 06/01/22	785	777,459

Industrial Conglomerates — 0.1%
General Electric Co., (3 mo. LIBOR US + 3.330%), 5.00%(b)(c)	598	592,020

Insurance — 0.6%
Allstate Corp., (3 mo. LIBOR US + 2.938%), 5.75%, 08/15/53(b)	835	874,663
MetLife Capital Trust IV, 7.88%, 12/15/67(a)	420	527,100
MetLife, Inc., (3 mo. LIBOR US + 3.575%), 5.25%(b)(c)	900	920,016

		2,321,779
Media — 0.6%
NBCUniversal Enterprise, Inc., 5.25%(a)(c)	2,200	2,282,500

Multi-Utilities — 0.1%
Dominion Energy, Inc., 2.96%, 07/01/19(d)	345	344,367

Oil, Gas & Consumable Fuels — 0.4%
Enbridge, Inc., (3 mo. LIBOR US + 3.641%), 6.25%, 03/01/78(b)	780	772,682
TransCanada Trust:
(3 mo. LIBOR US + 3.528%), 5.63%, 05/20/75(b)	359	367,975
(3 mo. LIBOR US + 4.640%), 5.88%, 08/15/76(b)	325	338,813

		1,479,470

Total Capital Trusts — 4.3% (Cost: $16,473,631)		16,634,495

Corporate Bonds — 89.1%

Aerospace & Defense — 1.4%
Lockheed Martin Corp.:
3.10%, 01/15/23	95	94,427
3.55%, 01/15/26	145	143,790
4.07%, 12/15/42	575	567,639
4.09%, 09/15/52	124	120,253
Northrop Grumman Corp., 3.25%, 01/15/28	910	868,625
Northrop Grumman Systems Corp., 7.88%, 03/01/26	1,000	1,255,585
Rockwell Collins, Inc.:
1.95%, 07/15/19	180	178,043

Security	Par (000)	Value
Aerospace & Defense (continued)
3.20%, 03/15/24	$550	$534,597
3.50%, 03/15/27	520	501,694
4.35%, 04/15/47	240	236,552
United Technologies Corp.:
6.05%, 06/01/36	450	547,997
4.50%, 06/01/42	340	345,371

		5,394,573
Air Freight & Logistics — 0.3%
FedEx Corp.:
3.25%, 04/01/26	120	116,603
4.10%, 02/01/45	475	449,617
4.40%, 01/15/47	597	589,485

		1,155,705
Airlines — 0.6%
American Airlines Pass-Through Trust:
Series 2014-1, Class B, 4.38%, 04/01/24	111	111,061
Series 2017-1, Class AA, 3.65%, 08/15/30	769	762,073
Doric Nimrod Air Alpha Pass-Through Trust,
Series 2013-1, Class A, 5.25%, 05/30/25(a)	644	666,599
U.S. Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 05/15/27	715	713,163
Virgin Australia Trust, Series 2013-1A, 5.00%, 04/23/25(a)	133	136,408

		2,389,304
Auto Components — 0.2%
ZF North America Capital, Inc., 4.75%, 04/29/25(a)	600	607,500

Automobiles — 0.5%
BMW U.S. Capital LLC, 2.00%, 04/11/21(a)	540	520,497
General Motors Co., 5.20%, 04/01/45	500	486,448
Volkswagen Group of America Finance LLC, 1.65%, 05/22/18(a)	1,075	1,073,484

		2,080,429
Banks — 14.1%
Banco Santander SA, 3.13%, 02/23/23	800	775,292
Bank of America Corp.:
2.63%, 04/19/21	1,115	1,098,325
3.30%, 01/11/23	569	567,337
(3 mo. LIBOR US + 1.160%), 3.12%, 01/20/23(b)	2,375	2,351,244
4.20%, 08/26/24	1,610	1,635,238
4.00%, 01/22/25	605	603,810
3.95%, 04/21/25	1,490	1,476,863
4.45%, 03/03/26	2,305	2,354,649
Barclays Bank PLC, 5.14%, 10/14/20	300	309,812
Barclays PLC:
2.75%, 11/08/19	805	798,513
3.25%, 01/12/21	900	893,522
3.20%, 08/10/21	825	815,155
5.20%, 05/12/26	975	982,842
4.84%, 05/09/28	820	806,354
BNP Paribas SA:
3.80%, 01/10/24(a)	880	877,853
(5 yr. Swap Semi 30/360 US + 1.483%), 4.38%, 03/01/33(a)(b)	1,060	1,036,775
Citigroup, Inc.:
1.70%, 04/27/18	1,100	1,099,395
2.50%, 07/29/19	950	946,137
2.45%, 01/10/20	1,500	1,486,061
(3 mo. LIBOR US + 1.168%), 3.88%, 01/24/39(b)	850	818,828
4.75%, 05/18/46	550	558,879
Citizens Bank N.A.:
2.50%, 03/14/19	525	523,382

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2018	Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Banks (continued)
2.55%, 05/13/21	$330	$322,145
Cooperatieve Rabobank UA, 4.63%, 12/01/23	700	729,619
HSBC Holdings PLC:
2.65%, 01/05/22	985	957,703
4.25%, 08/18/25	500	496,124
4.38%, 11/23/26	270	268,895
ING Bank NV, 2.50%, 10/01/19(a)	950	943,850
ING Groep NV, (3 mo. LIBOR US + 1.150%), 3.45%, 03/29/22(e)	1,040	1,056,332
Intesa Sanpaolo SpA:
3.38%, 01/12/23(a)	485	473,475
5.02%, 06/26/24(a)	416	410,321
JPMorgan Chase & Co.:
2.20%, 10/22/19	1,655	1,638,913
2.25%, 01/23/20	1,800	1,778,129
2.30%, 08/15/21	665	646,571
2.70%, 05/18/23	2,275	2,194,862
(3 mo. LIBOR US + 1.360%), 3.88%, 07/24/38(b)	1,300	1,263,140
4.95%, 06/01/45	1,170	1,265,972
(3 mo. LIBOR US + 1.220%), 3.90%, 01/23/49(b)	915	872,372
Lloyds Bank PLC, 5.80%, 01/13/20(a)	2,000	2,095,535
Lloyds Banking Group PLC, 4.38%, 03/22/28	705	712,048
Royal Bank of Scotland Group PLC:
(3 mo. LIBOR US + 1.470%), 3.31%, 05/15/23(e)	1,170	1,180,225
3.88%, 09/12/23	715	706,106
6.00%, 12/19/23	348	370,718
Santander Holdings USA, Inc., 2.70%, 05/24/19	797	795,042
Santander UK PLC:
2.50%, 03/14/19	975	971,614
2.13%, 11/03/20	750	732,573
5.00%, 11/07/23(a)	1,753	1,813,228
Sumitomo Mitsui Financial Group, Inc., 3.54%, 01/17/28	1,150	1,117,461
U.S. Bancorp, 3.10%, 04/27/26	305	291,174
Wells Fargo & Co.:
2.50%, 03/04/21	985	967,105
3.50%, 03/08/22	1,500	1,504,009
4.13%, 08/15/23	350	354,967
3.00%, 10/23/26	330	309,030
5.61%, 01/15/44	200	229,314
4.65%, 11/04/44	980	988,475
4.90%, 11/17/45	456	478,041
4.40%, 06/14/46	440	427,056
4.75%, 12/07/46	530	543,102

		54,721,512
Beverages — 2.5%
Anheuser-Busch InBev Finance, Inc.:
2.65%, 02/01/21	2,725	2,703,658
3.30%, 02/01/23	3,675	3,677,701
3.65%, 02/01/26	1,763	1,752,508
4.90%, 02/01/46	675	727,995
Anheuser-Busch InBev Worldwide, Inc.:
4.00%, 04/13/28	185	187,258
4.60%, 04/15/48	225	232,744
Molson Coors Brewing Co.:
3.00%, 07/15/26	285	263,974
4.20%, 07/15/46	170	160,684

		9,706,522
Biotechnology — 1.8%
AbbVie, Inc.:
2.50%, 05/14/20	1,200	1,184,473
2.30%, 05/14/21	495	482,526
2.85%, 05/14/23	550	532,650

Security	Par (000)	Value
Biotechnology (continued)
3.20%, 05/14/26	$240	$228,101
4.40%, 11/06/42	795	784,386
Amgen, Inc.:
2.20%, 05/22/19	169	167,935
4.40%, 05/01/45	100	99,859
4.66%, 06/15/51	927	956,912
Baxalta, Inc., 4.00%, 06/23/25	950	948,457
Gilead Sciences, Inc.:
3.25%, 09/01/22	135	135,128
4.50%, 02/01/45	323	334,873
4.75%, 03/01/46	391	421,261
4.15%, 03/01/47	640	626,674

		6,903,235
Capital Markets — 6.3%
Bank of New York Mellon Corp., 2.20%, 08/16/23	1,125	1,057,627
Credit Agricole SA, 2.75%, 06/10/20(a)	1,000	991,204
Credit Suisse AG:
3.00%, 10/29/21	665	658,439
3.63%, 09/09/24	1,150	1,146,385
Credit Suisse Group AG, (3 mo. LIBOR US + 1.410%), 3.87%, 01/12/29(a)(b)	595	576,741
Credit Suisse Group Funding Guernsey, Ltd.:
3.45%, 04/16/21	1,350	1,349,744
3.80%, 06/09/23	547	548,036
Deutsche Bank AG, (USD Swap Rate 11:00 am NY 1 + 2.553%), 4.88%, 12/01/32(b)	1,175	1,086,417
Goldman Sachs Group, Inc.:
2.63%, 01/31/19	1,000	999,477
2.55%, 10/23/19	1,470	1,462,018
2.88%, 02/25/21	975	965,028
3.00%, 04/26/22	850	834,637
4.25%, 10/21/25	310	311,598
(3 mo. LIBOR US + 1.373%), 4.02%, 10/31/38(b)	975	941,151
4.80%, 07/08/44	370	398,843
5.15%, 05/22/45	350	376,694
Morgan Stanley:
2.20%, 12/07/18	1,250	1,247,223
7.30%, 05/13/19	1,625	1,702,758
5.63%, 09/23/19	265	275,084
2.65%, 01/27/20	775	770,226
2.50%, 04/21/21	550	538,908
5.50%, 07/28/21	10	10,681
(3 mo. LIBOR US + 1.400%), 3.14%, 10/24/23(e)	1,675	1,713,006
3.88%, 01/27/26	225	224,804
4.35%, 09/08/26	655	659,670
(3 mo. LIBOR US + 1.140%), 3.77%, 01/24/29(b)	580	571,023
UBS AG, 2.38%, 08/14/19	973	965,884
UBS Group Funding Jersey Ltd., 3.00%, 04/15/21(a)	2,150	2,127,297

		24,510,603
Chemicals — 0.9%
Air Liquide Finance SA:
2.25%, 09/27/23(a)	520	492,401
2.50%, 09/27/26(a)	290	267,195
E.I. du Pont de Nemours & Co., (3 mo. LIBOR US + 0.530%), 2.30%, 05/01/20(e)	560	563,587
Eastman Chemical Co., 4.65%, 10/15/44	350	361,030
LyondellBasell Industries NV, 5.00%, 04/15/19	1,250	1,268,933
Sherwin-Williams Co.:
2.75%, 06/01/22	135	131,487
4.50%, 06/01/47	275	273,740

		3,358,373

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (continued) March 31, 2018	Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Commercial Services & Supplies — 0.4%
Aviation Capital Group LLC, 6.75%, 04/06/21(a)	$1,575	$1,732,657

Communications Equipment — 0.5%
Cisco Systems, Inc.:
1.85%, 09/20/21	1,025	989,432
2.50%, 09/20/26	1,035	964,942

		1,954,374
Consumer Finance — 3.4%
Capital One Bank USA N.A., 2.30%, 06/05/19	450	446,912
Capital One Financial Corp., 3.80%, 01/31/28	340	329,326
Capital One N.A.:
2.40%, 09/05/19	250	247,667
2.35%, 01/31/20	825	811,637
2.95%, 07/23/21	735	724,137
Discover Bank:
2.60%, 11/13/18	700	699,778
3.10%, 06/04/20	742	739,277
Discover Financial Services, 4.10%, 02/09/27	475	471,182
Ford Motor Credit Co. LLC:
2.88%, 10/01/18	1,250	1,251,025
2.94%, 01/08/19	1,415	1,415,300
2.68%, 01/09/20	2,000	1,983,177
General Motors Financial Co., Inc.:
3.25%, 05/15/18	660	660,169
6.75%, 06/01/18	325	327,137
3.15%, 01/15/20	760	759,679
3.20%, 07/06/21	565	560,110
4.35%, 01/17/27	1,205	1,196,951
Synchrony Financial, 2.60%, 01/15/19	615	613,631

		13,237,095
Containers & Packaging — 0.1%
International Paper Co., 4.35%, 08/15/48	450	426,920

Diversified Financial Services — 1.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust:
3.75%, 05/15/19	1,045	1,051,541
4.50%, 05/15/21	1,375	1,408,458
3.30%, 01/23/23	850	826,609
GE Capital International Funding Co., 4.42%, 11/15/35	1,386	1,354,885
General Electric Capital Corp.:
6.75%, 03/15/32	308	382,702
6.15%, 08/07/37	205	243,919
Reckitt Benckiser Treasury Services PLC, 2.75%, 06/26/24(a)	2,140	2,040,418

		7,308,532
Diversified Telecommunication Services — 4.1%
AT&T Inc.:
5.20%, 03/15/20	800	831,185
3.80%, 03/15/22	385	390,545
4.30%, 02/15/30(a)	2,213	2,200,359
4.50%, 05/15/35	750	736,615
5.25%, 03/01/37	400	423,150
5.15%, 03/15/42	400	412,106
4.80%, 06/15/44	65	63,444
4.35%, 06/15/45	105	95,952
4.75%, 05/15/46	203	197,163
5.15%, 02/14/50	1,720	1,737,495
Orange SA, 2.75%, 02/06/19	2,000	1,999,273
Telefonica Emisiones SAU:
4.67%, 03/06/38	255	257,935
4.90%, 03/06/48	695	707,117
Verizon Communications, Inc.:
3.38%, 02/15/25	459	451,158
4.50%, 08/10/33	550	556,777
4.27%, 01/15/36	800	765,811

Security	Par (000)	Value
Diversified Telecommunication Services (continued)
5.25%, 03/16/37	$745	$803,341
4.81%, 03/15/39	865	883,948
3.85%, 11/01/42	950	836,639
5.01%, 04/15/49	1,025	1,055,168
4.67%, 03/15/55	412	391,885

		15,797,066
Electric Utilities — 4.6%
American Electric Power Co., Inc., 2.15%, 11/13/20	825	807,098
American Transmission Systems, Inc., 5.25%, 01/15/22(a)	400	425,896
Duke Energy Carolinas LLC, 3.75%, 06/01/45	420	406,520
Duke Energy Corp., 2.65%, 09/01/26	390	355,932
Duke Energy Progress LLC, 6.30%, 04/01/38	750	1,001,521
E.ON International Finance BV, 5.80%, 04/30/18(a)	1,100	1,102,451
Emera U.S. Finance LP, 2.15%, 06/15/19	185	182,769
Entergy Arkansas, Inc., 3.70%, 06/01/24	825	842,929
Entergy Corp., 4.00%, 07/15/22	700	714,491
Exelon Corp.:
2.45%, 04/15/21	2,000	1,954,691
3.40%, 04/15/26	200	193,124
Florida Power & Light Co., 5.95%, 02/01/38	800	1,038,256
Georgia Power Co., 2.00%, 09/08/20	635	620,783
Great Plains Energy, Inc., 5.29%, 06/15/22(f)	745	793,898
Kentucky Utilities Co., 5.13%, 11/01/40	375	441,239
Northern States Power Co., 6.20%, 07/01/37	725	948,829
Ohio Power Co., Series D, 6.60%, 03/01/33	675	891,384
Oncor Electric Delivery Co. LLC, 5.30%, 06/01/42	660	795,078
PacifiCorp, 6.00%, 01/15/39	450	581,841
Progress Energy, Inc.:
4.88%, 12/01/19	1,075	1,106,480
3.15%, 04/01/22	775	767,847
Southern Co.:
2.35%, 07/01/21	785	760,698
2.95%, 07/01/23	740	718,765
Trans-Allegheny Interstate Line Co., 3.85%, 06/01/25(a)	445	447,780

		17,900,300
Energy Equipment & Services — 0.2%
Halliburton Co., 3.80%, 11/15/25	950	954,298

Equity Real Estate Investment Trusts (REITs) — 2.5%
American Tower Corp.:
2.80%, 06/01/20	1,000	992,634
3.30%, 02/15/21	265	264,938
4.70%, 03/15/22	525	547,900
3.00%, 06/15/23	1,175	1,134,840
3.13%, 01/15/27	825	756,020
AvalonBay Communities, Inc., 4.20%, 12/15/23	1,000	1,037,583
Crown Castle International Corp.:
3.40%, 02/15/21	1,453	1,458,507
2.25%, 09/01/21	1,765	1,701,227
5.25%, 01/15/23	807	857,559
Host Hotels & Resorts LP, 6.00%, 10/01/21	725	779,519

		9,530,727
Food & Staples Retailing — 2.2%
CVS Health Corp.:
3.13%, 03/09/20	1,050	1,051,059
2.80%, 07/20/20	2,000	1,985,727
4.10%, 03/25/25	1,885	1,898,289
4.30%, 03/25/28	2,150	2,159,160
4.78%, 03/25/38	320	324,330
5.30%, 12/05/43	175	189,248
5.13%, 07/20/45	360	381,842

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2018	Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Food & Staples Retailing (continued)
5.05%, 03/25/48	$135	$141,991
Kroger Co., 4.45%, 02/01/47	59	55,782
Walgreens Boots Alliance, Inc.:
3.45%, 06/01/26	195	184,257
4.80%, 11/18/44	255	252,302

		8,623,987
Food Products — 0.8%
Kraft Heinz Foods Co.:
5.38%, 02/10/20	1,290	1,342,792
3.00%, 06/01/26	1,135	1,047,649
5.00%, 06/04/42	250	250,130
4.38%, 06/01/46	365	334,700

		2,975,271
Gas Utilities — 0.4%
Atmos Energy Corp., 8.50%, 03/15/19	800	842,207
Fortis, Inc./Canada, 2.10%, 10/04/21	945	903,375

		1,745,582
Health Care Equipment & Supplies — 2.2%
Abbott Laboratories:
2.35%, 11/22/19	847	839,700
3.75%, 11/30/26	1,000	994,647
4.75%, 11/30/36	385	415,468
4.75%, 04/15/43	117	122,843
4.90%, 11/30/46	160	175,433
Becton Dickinson and Co.:
2.13%, 06/06/19	845	835,433
2.68%, 12/15/19	88	87,491
(3 mo. LIBOR US + 1.030%), 3.06%, 06/06/22(e)	1,525	1,529,709
Medtronic, Inc.:
3.15%, 03/15/22	960	961,597
3.50%, 03/15/25	950	949,606
4.63%, 03/15/44	500	542,507
4.63%, 03/15/45	715	782,604
Stryker Corp., 3.50%, 03/15/26	160	159,537

		8,396,575
Health Care Providers & Services — 2.2%
Aetna, Inc.:
1.70%, 06/07/18	720	719,205
2.80%, 06/15/23	350	336,296
3.50%, 11/15/24	395	388,226
Anthem, Inc.:
4.35%, 08/15/20	700	720,740
2.50%, 11/21/20	285	280,171
5.10%, 01/15/44	300	323,702
Coventry Health Care, Inc., 5.45%, 06/15/21	850	900,748
HCA, Inc.:
5.25%, 06/15/26	850	861,050
4.50%, 02/15/27	769	742,085
5.50%, 06/15/47	559	540,134
UnitedHealth Group, Inc.:
3.35%, 07/15/22	75	75,387
2.88%, 03/15/23	1,175	1,155,673
3.75%, 07/15/25	770	779,944
4.63%, 11/15/41	645	692,778
4.75%, 07/15/45	120	132,055

		8,648,194
Hotels, Restaurants & Leisure — 0.1%
McDonald’s Corp.:
2.75%, 12/09/20	85	84,579
4.88%, 12/09/45	365	397,172

		481,751
Household Durables — 0.5%
Newell Brands, Inc.:
3.85%, 04/01/23	1,540	1,537,002

Security	Par (000)	Value
Household Durables (continued)
4.20%, 04/01/26	$235	$232,654
5.50%, 04/01/46	125	132,689

		1,902,345
Industrial Conglomerates — 0.3%
Eaton Corp., 4.15%, 11/02/42	375	371,694
Tyco Electronics Group SA, 3.50%, 02/03/22	600	605,111

		976,805
Insurance — 1.3%
American International Group, Inc.:
6.40%, 12/15/20	485	522,952
3.30%, 03/01/21	220	220,228
3.90%, 04/01/26	740	732,401
Aon PLC, 4.00%, 11/27/23	1,760	1,809,549
Marsh & McLennan Cos., Inc.:
2.35%, 03/06/20	1,000	989,676
3.75%, 03/14/26	600	599,793
Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39(a)	90	120,091

		4,994,690
Internet & Direct Marketing Retail — 0.8%
Amazon.com, Inc.:
2.40%, 02/22/23(a)	550	531,134
2.80%, 08/22/24(a)	525	509,410
3.15%, 08/22/27(a)	1,975	1,905,568

		2,946,112
Internet Software & Services — 0.3%
Baidu, Inc., 3.88%, 09/29/23	1,245	1,244,156

IT Services — 0.8%
Fidelity National Information Services, Inc.:
3.63%, 10/15/20	1,590	1,609,972
3.50%, 04/15/23	330	329,895
5.00%, 10/15/25	119	127,079
Visa, Inc.:
2.80%, 12/14/22	510	503,499
3.15%, 12/14/25	620	608,096

		3,178,541
Life Sciences Tools & Services — 0.8%
Life Technologies Corp., 6.00%, 03/01/20	820	861,804
Thermo Fisher Scientific, Inc.:
4.50%, 03/01/21	1,850	1,923,747
3.00%, 04/15/23	180	175,403

		2,960,954
Machinery — 0.3%
John Deere Capital Corp.:
2.38%, 07/14/20	830	821,959
2.65%, 06/24/24	215	206,268

		1,028,227
Media — 3.7%
21st Century Fox America, Inc., 6.40%, 12/15/35	306	386,598
Charter Communications Operating LLC/Charter
Communications Operating Capital:
4.46%, 07/23/22	1,075	1,098,101
4.20%, 03/15/28	565	540,835
6.38%, 10/23/35	325	363,041
6.48%, 10/23/45	2,425	2,661,889
5.38%, 05/01/47	100	96,724
6.83%, 10/23/55	57	65,911
Comcast Corp.:
4.25%, 01/15/33	650	673,465
6.50%, 11/15/35	550	702,261
3.20%, 07/15/36	610	539,013

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (continued) March 31, 2018	Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Media (continued)
4.50%, 01/15/43	$225	$229,491
4.60%, 08/15/45	700	725,375
Cox Communications, Inc.:
3.35%, 09/15/26(a)	460	437,982
3.50%, 08/15/27(a)	1,105	1,054,194
Discovery Communications LLC:
2.95%, 03/20/23	345	332,453
3.95%, 03/20/28	575	551,565
5.20%, 09/20/47	335	334,284
Grupo Televisa SAB, 6.63%, 01/15/40	500	573,723
Sky PLC, 2.63%, 09/16/19(a)	200	199,158
Time Warner Cable LLC:
8.25%, 04/01/19	695	729,365
4.50%, 09/15/42	137	118,656
Time Warner, Inc.:
3.60%, 07/15/25	305	296,790
3.88%, 01/15/26	592	579,936
3.80%, 02/15/27	315	304,552
Viacom, Inc.:
4.38%, 03/15/43	199	178,327
5.85%, 09/01/43	567	611,282

		14,384,971
Metals & Mining — 0.3%
Rio Tinto Finance USA Ltd.:
3.75%, 06/15/25	74	75,267
7.13%, 07/15/28	550	706,625
Southern Copper Corp., 5.88%, 04/23/45	425	480,125

		1,262,017
Multiline Retail — 0.2%
Target Corp., 2.50%, 04/15/26	850	789,772

Multi-Utilities — 2.2%
Berkshire Hathaway Energy Co.:
5.75%, 04/01/18	1,475	1,475,000
4.50%, 02/01/45	900	956,628
CMS Energy Corp., 5.05%, 03/15/22	1,644	1,741,818
Dominion Energy Gas Holdings LLC, 2.50%, 12/15/19	845	837,273
Dominion Energy, Inc., 1.88%, 01/15/19	525	521,194
NiSource, Inc., 5.25%, 02/15/43	440	491,219
Pacific Gas & Electric Co., 3.85%, 11/15/23	575	585,464
Sempra Energy, 2.40%, 02/01/20	520	514,450
Virginia Electric & Power Co.:
6.00%, 01/15/36	900	1,111,168
4.45%, 02/15/44	350	370,644

		8,604,858
Oil, Gas & Consumable Fuels — 7.8%
Anadarko Petroleum Corp., 6.60%, 03/15/46	500	628,647
Andeavor Logistics LP/Tesoro Logistics Finance Corp.:
6.25%, 10/15/22	336	352,397
3.50%, 12/01/22	70	68,790
4.25%, 12/01/27	180	175,478
Cenovus Energy, Inc., 4.25%, 04/15/27	425	414,266
Chevron Corp., 2.19%, 11/15/19	255	253,449
Cimarex Energy Co., 3.90%, 05/15/27	940	927,023
Concho Resources, Inc., 3.75%, 10/01/27	1,170	1,144,014
ConocoPhillips Co., 4.95%, 03/15/26	600	654,962
Devon Energy Corp.:
3.25%, 05/15/22	731	722,181
5.00%, 06/15/45	204	216,817
El Paso Natural Gas Co. LLC, 8.63%, 01/15/22	485	565,757
Enbridge, Inc., 4.25%, 12/01/26	840	840,328
Encana Corp., 6.50%, 05/15/19	750	777,564
Energy Transfer Partners LP:
6.70%, 07/01/18	925	934,667

Security	Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
5.20%, 02/01/22	$5	$5,222
6.50%, 02/01/42	560	604,864
5.30%, 04/15/47	36	33,800
Energy Transfer Partners LP/Regency Energy Finance Corp., 5.00%, 10/01/22	1,020	1,060,383
Enterprise Products Operating LLC:
6.45%, 09/01/40	525	662,774
5.70%, 02/15/42	490	567,212
4.90%, 05/15/46	300	318,626
Hess Corp., 5.80%, 04/01/47	600	630,693
Kerr-McGee Corp., 7.88%, 09/15/31	450	594,223
Kinder Morgan Energy Partners LP:
6.50%, 04/01/20	1,515	1,604,288
7.30%, 08/15/33	800	968,260
5.00%, 03/01/43	490	472,941
5.50%, 03/01/44	525	535,491
Kinder Morgan, Inc.:
6.50%, 09/15/20	925	990,885
3.15%, 01/15/23	750	729,859
Marathon Oil Corp., 2.80%, 11/01/22	1,200	1,156,758
Marathon Petroleum Corp., 4.75%, 09/15/44	381	383,001
MPLX LP, 4.70%, 04/15/48	595	579,589
Noble Energy, Inc., 5.25%, 11/15/43	425	453,173
Pioneer Natural Resources Co.:
6.88%, 05/01/18	880	883,091
3.45%, 01/15/21	255	256,587
Plains All American Pipeline LP/PAA Finance Corp.:
2.60%, 12/15/19	900	888,359
4.90%, 02/15/45	300	275,874
Sabine Pass Liquefaction LLC:
5.63%, 02/01/21	750	788,550
5.75%, 05/15/24	425	457,461
Schlumberger Norge AS, 4.20%, 01/15/21(a)	975	1,001,176
Sunoco Logistics Partners Operations LP, 5.35%, 05/15/45	800	745,287
Texas Eastern Transmission LP, 2.80%, 10/15/22(a)	1,400	1,344,543
Transcontinental Gas Pipe Line Co. LLC, 4.00%, 03/15/28(a)	265	259,194
Western Gas Partners LP, 5.38%, 06/01/21	1,025	1,069,385
Williams Partners LP, 4.50%, 11/15/23	1,300	1,335,655

		30,333,544
Pharmaceuticals — 3.9%
Allergan Funding SCS:
3.00%, 03/12/20	2,100	2,089,172
3.45%, 03/15/22	1,780	1,764,782
3.80%, 03/15/25	900	884,146
4.55%, 03/15/35	900	881,083
4.85%, 06/15/44	425	420,805
Johnson & Johnson:
2.45%, 03/01/26	510	480,575
3.55%, 03/01/36	560	553,529
Merck & Co., Inc., 2.35%, 02/10/22	310	303,801
Mylan NV:
2.50%, 06/07/19	332	329,420
3.95%, 06/15/26	325	315,224
Mylan, Inc., 2.60%, 06/24/18	968	967,110
Pfizer, Inc.:
5.20%, 08/12/20	900	951,210
4.30%, 06/15/43	250	261,371
Shire Acquisitions Investments Ireland DAC:
1.90%, 09/23/19	1,000	983,496
2.40%, 09/23/21	1,310	1,264,834
2.88%, 09/23/23	1,445	1,379,514

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2018	Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21	$514	$483,780
Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 07/21/21	415	373,708
Wyeth LLC, 5.95%, 04/01/37	425	542,491

		15,230,051

Road & Rail — 1.2%
Burlington Northern Santa Fe LLC, 5.75%, 05/01/40	500	614,866
Canadian National Railway Co., 6.25%, 08/01/34	575	750,587
Canadian Pacific Railway Co., 7.25%, 05/15/19	500	524,162
Kansas City Southern, 2.35%, 05/15/20	370	365,074
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.38%, 02/01/22(a)	1,000	994,545
Ryder System, Inc., 2.88%, 09/01/20	1,000	993,723
Union Pacific Corp., 4.05%, 03/01/46	355	358,252

		4,601,209

Semiconductors & Semiconductor Equipment — 2.8%
Analog Devices, Inc.:
2.50%, 12/05/21	340	331,114
3.50%, 12/05/26	195	190,064
Applied Materials, Inc., 3.30%, 04/01/27	705	692,735
Broadcom Corp./Broadcom Cayman Finance Ltd.:
2.38%, 01/15/20	2,035	2,006,606
3.00%, 01/15/22	1,425	1,398,276
3.63%, 01/15/24	1,055	1,037,835
3.88%, 01/15/27	138	134,217
KLA-Tencor Corp., 4.65%, 11/01/24	40	41,777
NVIDIA Corp.:
2.20%, 09/16/21	490	477,786
3.20%, 09/16/26	1,185	1,142,189
NXP BV/NXP Funding LLC, 4.63%, 06/01/23(a)	775	788,795
QUALCOMM, Inc.:
(3 mo. LIBOR US + 0.360%), 2.25%, 05/20/19(e)	1,020	1,021,933
(3 mo. LIBOR US + 0.450%), 2.34%, 05/20/20(e)	440	440,691
3.25%, 05/20/27	1,250	1,184,955

		10,888,973

Software — 2.6%
Microsoft Corp.:
1.55%, 08/08/21	1,325	1,272,323
2.00%, 08/08/23	1,150	1,090,253
2.88%, 02/06/24	990	972,856
2.40%, 08/08/26	1,235	1,149,265
4.10%, 02/06/37	530	562,003
3.75%, 02/12/45	466	462,710
4.45%, 11/03/45	517	572,352
3.70%, 08/08/46	370	365,068
Oracle Corp.:
2.40%, 09/15/23	2,050	1,963,536
2.65%, 07/15/26	1,190	1,112,657
3.25%, 11/15/27	800	780,349

		10,303,372

Specialty Retail — 0.3%
Home Depot, Inc.:
4.40%, 03/15/45	215	230,491
4.25%, 04/01/46	335	350,347
Lowe’s Cos., Inc., 3.70%, 04/15/46	425	395,163

Security	Par (000)	Value

Specialty Retail (continued)
QVC, Inc., 4.38%, 03/15/23	$250	$250,212

		1,226,213

Technology Hardware, Storage & Peripherals — 1.9%
Apple Inc.:
(3 mo. LIBOR US + 0.500%), 2.30%, 02/09/22(e)	1,725	1,744,929
2.85%, 02/23/23	1,010	1,001,701
3.25%, 02/23/26	855	842,978
2.45%, 08/04/26	1,050	973,353
2.90%, 09/12/27	375	356,960
4.38%, 05/13/45	960	1,012,993
3.85%, 08/04/46	730	714,299
Dell International LLC/EMC Corp., 8.35%, 07/15/46(a)	595	755,757

		7,402,970

Tobacco — 2.1%
Altria Group, Inc.:
2.63%, 09/16/26	210	193,722
4.50%, 05/02/43	450	456,218
BAT Capital Corp.:
3.22%, 08/15/24(a)	1,235	1,190,693
3.56%, 08/15/27(a)	640	613,015
BAT International Finance PLC, 2.75%, 06/15/20(a)	1,000	991,461
Philip Morris International, Inc., 3.88%, 08/21/42	700	660,848
Reynolds American, Inc.:
4.00%, 06/12/22	730	742,635
4.85%, 09/15/23	220	232,213
4.45%, 06/12/25	2,000	2,057,342
5.70%, 08/15/35	550	625,765
7.00%, 08/04/41	350	451,234

		8,215,146

Trading Companies & Distributors — 0.6%
Air Lease Corp.:
2.50%, 03/01/21	905	887,083
3.38%, 06/01/21	540	540,860
International Lease Finance Corp., 5.88%, 04/01/19	885	909,152

		2,337,095

Wireless Telecommunication Services — 0.2%
America Movil SAB de CV, 5.00%, 03/30/20	468	483,026
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 03/20/23(a)	298	295,641
Vodafone Group PLC, 4.38%, 02/19/43	62	58,681

		837,348

Total Corporate Bonds — 89.1% (Cost: $346,311,108)		346,190,454

Foreign Agency Obligations — 1.0%

China — 0.2%
CNOOC Finance 2013 Ltd., 3.00%, 05/09/23	800	768,912

Mexico — 0.8%
Petroleos Mexicanos:
6.38%, 02/04/21	633	674,462
5.38%, 03/13/22	155	161,123

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (continued) March 31, 2018	Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Mexico (continued)
4.63%, 09/21/23	$825	$826,724
6.38%, 01/23/45	475	461,700
6.35%, 02/12/48(a)	1,060	1,024,225

		3,148,234

Total Foreign Agency Obligations — 1.0% (Cost: $3,959,695)		3,917,146

Foreign Government Obligations — 1.6%

Colombia — 0.3%
Republic of Colombia:
5.63%, 02/26/44	413	450,170
5.00%, 06/15/45	560	567,700

		1,017,870

Indonesia — 0.3%
Republic of Indonesia:
4.13%, 01/15/25(a)	350	352,570
3.50%, 01/11/28	975	932,779

		1,285,349

Mexico — 0.7%
United Mexican States:
4.15%, 03/28/27	470	475,170
4.75%, 03/08/44	1,123	1,092,117
4.60%, 02/10/48	1,250	1,186,250

		2,753,537

Peru — 0.1%
Republic of Peru, 5.63%, 11/18/50	290	348,725

Poland — 0.1%
Republic of Poland, 3.25%, 04/06/26	440	436,366

Uruguay — 0.1%
Republic of Uruguay, 5.10%, 06/18/50	375	384,375

Total Foreign Government Obligations — 1.6% (Cost: $6,141,029)		6,226,222

Taxable Municipal Bonds — 2.3%
Chicago O’Hare International Airport RB, 6.40%, 01/01/40	1,000	1,356,090
Los Angeles Department of Water & Power RB, 6.57%, 07/01/45	1,075	1,557,643
Metropolitan Transportation Authority, New York RB, 7.34%, 11/15/39	1,125	1,695,679
Port Authority of New York & New Jersey RB, 4.46%, 10/01/62	1,300	1,422,590
State of California GO:
7.30%, 10/01/39	510	743,759
7.63%, 03/01/40	1,125	1,713,184
7.60%, 11/01/40	430	665,184

Total Taxable Municipal Bonds — 2.3% (Cost: $7,438,489)		9,154,129

Security	Par (000)	Value
U.S. Government Sponsored Agency Securities — 0.1%

Agency Obligations — 0.1%
Fannie Mae, 1.88%, 09/24/26	$395	$364,050

Total U.S. Government Sponsored Agency Securities — 0.1% (Cost: $392,848)		364,050

Total Long-Term Investments — 98.4% (Cost: $380,716,800)		382,486,496

	Shares
Short-Term Securities — 1.3%
Dreyfus Treasury Securities Cash Management, Institutional Class, 1.18%(g)	5,028,580	5,028,580

Total Short-Term Securities — 1.3% (Cost: $5,028,580)		5,028,580

Options Purchased — 0.0%
(Cost: $174,555)		136,090

Total Investments — 99.7% (Cost: $385,919,935)		387,651,166
Other Assets Less Liabilities — 0.3%		1,022,838

Net Assets — 100.0%		$388,674,004

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(c)	Perpetual security with no stated maturity date.
(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(e)	Variable rate security. Rate shown is the rate in effect as of period end.
(f)	Step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate as of period end.
(g)	Annualized 7-day yield as of period end.

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2018	Series C Portfolio

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Bonds (30 Year)	15	06/20/18	$2,199	$67,280
U.S. Treasury Notes (10 Year)	45	06/20/18	5,451	46,484
U.S. Treasury Notes (2 Year)	44	06/29/18	9,355	1,766
U.S. Treasury Notes (5 Year)	41	06/29/18	4,693	11,729
U.S. Ultra Treasury Bonds	131	06/20/18	21,021	675,134

				$802,393

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund			Expiration	Exercise	Notional Amount
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	(000)	Value
Put
30-Year Interest Rate Swap, 06/08/49	3.50%	Semi-annual	3-month LIBOR, 2.31%	Quarterly	Citibank N.A.	06/06/19	3.50%	$8,620	$136,090

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective		Termination	Notional Amount		Upfront Premium	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date		Date	(000)	Value	Paid	(Depreciation)
2.38%	Semi-annual	3-month LIBOR, 2.31%	Quarterly	N/A		05/14/25	$1,900	$34,607	$29	$34,578
3-month LIBOR, 2.31%	Quarterly	3.10%	Semi-annual	06/29/18	(a)	11/15/43	$1,925	(93,531)	40	(93,571)

								$(58,924)	$69	$(58,993)

(a)	Forward swap.

OTC Credit Default Swaps—Sell Protection

Reference Obligation	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)	Value	Upfront Premium Received	Unrealized Appreciation
Host Hotels & Resorts LP	1.00%	Quarterly	Credit Suisse International	03/20/19	BBB	$825	$7,632	$(982)	$8,614
American Tower Corp.	1.00%	Quarterly	Morgan Stanley & Co. International PLC	06/20/21	BBB-	$1,875	(12,140)	(49,607)	37,467

							$(4,508)	$(50,589)	$46,081

(a)	Using S&P’s rating of the issuer.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$69	$—	$34,578	$93,571
OTC Derivatives	—	50,589	46,081	—

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

SCHEDULE OF INVESTMENTS	41

Schedule of Investments (continued) March 31, 2018	Series C Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation(a)	$—	$—	$—	$—	$802,393	$—	$802,393
Options purchased	Investments at value — unaffiliated(b)	—	—	—	—	136,090	—	136,090
Swaps — OTC	Unrealized appreciation on OTC swaps	—	46,081	—	—	—	—	46,081
Swaps — centrally cleared	Net unrealized appreciation(a)	—	—	—	—	34,578	—	34,578

		$—	$46,081	$—	$—	$973,061	$—	$1,019,142

Liabilities — Derivative Financial Instruments
Swaps — OTC	Swaps premiums received	$—	$50,589	$—	$—	$—	$—	$50,589
Swaps — centrally cleared	Net unrealized depreciation(a)	—	—	—	—	93,571	—	93,571

		$—	$50,589	$—	$—	$93,571	$—	$144,160

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Includes options purchased at value as reported in the Schedule of Investments.

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2018	Series C Portfolio

For the year ended March 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$—	$—	$—	$—	$(1,426,921)	$—	$(1,426,921)
Options written	—	—	—	—	46,149	—	46,149
Swaps	—	18,288	—	—	370,034	—	388,322

	$—	$18,288	$—	$—	$(1,010,738)	$—	$(992,450)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$840,401	$—	$840,401
Options purchased(a)	—	—	—	—	(38,465)	—	(38,465)
Options written	—	—	—	—	1,329	—	1,329
Swaps	—	54,509	—	—	(34,851)	—	19,658

	$—	$54,509	$—	$—	$768,414	$—	$822,923

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$57,914,463
Average notional value of contracts — short	1,949,719
Options:
Average notional value of swaption contracts purchased	6,465,000
Credit default swaps:
Average notional value — buy protection	2,622,500
Average notional value — sell protection	3,650,000
Interest rate swaps:
Average notional value — pays fixed rate	6,260,500
Average notional value — receives fixed rate	481,250

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options(a)	$136,090	$—
Swaps — Centrally cleared	—	17,522
Swaps — OTC(b)	46,081	50,589
Total derivative assets and liabilities in the Statements of Assets and Liabilities	$182,171	$68,111
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(17,522)

Total derivative assets and liabilities subject to an MNA	$182,171	$50,589

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

SCHEDULE OF INVESTMENTS	43

Schedule of Investments (continued) March 31, 2018	Series C Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Citibank N.A	$136,090	$—	$—	$(136,090)	$—
Credit Suisse International.	8,614	(982)	—	—	7,632
Morgan Stanley & Co., International PLC	37,467	(37,467)	—	—	—

	$182,171	$(38,449)	$—	$(136,090)	$7,632

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Credit Suisse International.	$982	$(982)	$—	$—	$—
Morgan Stanley & Co., International PLC	49,607	(37,467)	—	—	12,140

	$50,589	$(38,449)	$—	$—	$12,140

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments(a)	$—	$382,486,496	$—	$382,486,496
Short-Term Securities	5,028,580	—	—	5,028,580
Options Purchased:
Interest rate contracts	—	136,090	—	136,090

	$5,028,580	$382,622,586	$—	$387,651,166

Derivative Financial Instruments(b)
Assets
Credit contracts.	$—	$46,081	$—	$46,081
Interest rate contracts	802,393	34,578	—	836,971
Liabilities
Interest rate contracts	—	(93,571)	—	(93,571)

	$802,393	$(12,912)	$—	$789,481

(a)	See above Schedule of Investments for values in each security type.
(b)	Derivative financial instruments are swaps and futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument. During the year ended March 31, 2018, there were no transfers between levels.

See notes to financial statements.

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments March 31, 2018	Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 91.0%

Alabama — 1.6%
Alabama Special Care Facilities Financing Authority-Birmingham, Methodist Home for the Aging Project, Series 2015-1, RB, 5.50%, 06/01/30	$500	$550,295
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Warrants, Series D, 6.50%, 10/01/53	1,000	1,182,830
State of Alabama Docks Department, Refunding RB, AMT, (AGM), Series A, 5.00%, 10/01/35	1,000	1,122,000

		2,855,125
Alaska — 0.4%
Northern Tobacco Securitization Corp.,
Refunding RB, Asset-Backed, Series A:
4.63%, 06/01/23	310	316,928
5.00%, 06/01/46	315	313,579

		630,507
Arizona — 2.1%
Arizona IDA:
RB, Academies Math & Science Project, Series B, 5.13%, 07/01/47(a)	195	189,376
Refunding RB, Basis Schools Projects, Series A, 5.00%, 07/01/26(a)	300	321,747
Refunding RB, Basis Schools Projects, Series A, 5.13%, 07/01/37(a)	605	629,073
Refunding RB, Odyssey Prepatory Academy Project, 5.50%, 07/01/52(a)	485	464,795
City of Phoenix IDA:
RB, Legacy Traditional Schools Project, 5.00%, 07/01/46(a)	570	585,458
Refunding RB, Basis Schools Projects, 5.00%, 07/01/45(a)	140	143,321
Refunding RB, Basis Schools Projects, Series A, 5.00%, 07/01/35(a)	45	46,403
Refunding RB, Basis Schools Projects, Series A, 5.00%, 07/01/46(a)	50	51,155
Refunding RB, Legacy Traditional Schools Project, 5.00%, 07/01/35(a)	300	309,351
Refunding RB, Legacy Traditional Schools Project, 5.00%, 07/01/45(a)	100	102,309
La Paz County IDA, RB, Imagine Schools West Middle Project, 5.88%, 06/15/48(a)	285	286,781
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	500	592,535

		3,722,304
Arkansas — 0.3%
Pulaski County Public Facilities Board, RB:
5.00%, 12/01/39	230	253,055
5.00%, 12/01/42	250	274,432

		527,487
California — 10.5%
California County Tobacco Securitization Agency:
RB, Asset-Backed, 5.45%, 06/01/28	500	506,595
RB, Asset-Backed, 5.60%, 06/01/36	405	410,354
RB, Asset-Backed, 5.70%, 06/01/46	760	762,721
Refunding RB, Asset-Backed, Merced County Project, Series A, 5.00%, 06/01/26	45	45,018
Refunding RB, Asset-Backed, Sonoma County Corp. Project, 5.00%, 06/01/26	275	275,187
Refunding RB, Asset-Backed, Sonoma County Corp. Project, 5.25%, 06/01/45	325	325,007

Security	Par (000)	Value
California (continued)
Refunding RB, Golden Gate Tobacco Project, Series A, 5.00%, 06/01/36	$300	$300,000
California Educational Facilities Authority, RB, Chapman University Project, 5.00%, 04/01/45	500	548,450
California Health Facilities Financing Authority, RB, Sutter Health Project, Series A, 4.00%, 11/15/42	750	769,875
California Infrastructure & Economic
Development Bank, Refunding RB, Academy
Motion Picture Art Project, 4.00%, 11/01/45	750	773,055
California Municipal Finance Authority:
RB, John Adams Academics Project, 5.00%, 10/01/35	250	253,458
RB, John Adams Academics Project, 5.25%, 10/01/45	250	254,818
RB, Sycamore Academy Project, 5.63%, 07/01/44(a)	150	151,835
Refunding RB, Community Medical Centers Project, Series A, 5.00%, 02/01/46	650	713,694
California Pollution Control Financing Authority, RB, AMT, 5.00%, 11/21/45(a)	1,020	1,086,025
California School Finance Authority, RB:
Alliance College-Ready Public Schools Project, 5.00%, 07/01/51(a)	300	321,222
Alta Public Schools Project, Series A, 6.75%, 11/01/45(a)	250	265,060
California Statewide Communities Development Authority:
RB, Loma Linda University Medical Center
Project, Series A, 5.25%, 12/01/56(a)	100	107,043
Refunding RB, (AGM), 5.00%, 11/15/49	500	552,015
Refunding RB, 899 Charleston Project, Series A, 5.25%, 11/01/44(a)	250	265,533
Refunding RB, CHF Irvine LLC Project, 5.00%, 05/15/34	1,750	1,962,905
California Statewide Financing Authority, RB, Asset-Backed:
Series A, 6.00%, 05/01/43	85	85,020
Series B, 5.63%, 05/01/29	110	110,102
Series B, 6.00%, 05/01/43	315	315,072
City of Irvine, Community Facilities District No. 2013-3, (Great Park) Improvement Area No. 1, Special Tax Bonds, 5.00%, 09/01/44	250	270,168
City of Los Angeles Department of Airports, RB, AMT, Los Angeles International Airport Project, 5.00%, 05/15/46	1,000	1,120,150
City of Roseville, CDF No. 1, Special Tax Bonds, 5.00%, 09/01/44	500	530,625
Golden State Tobacco Securitization Corp, Refunding RB, Asset-Backed, Senior, Series A-1:
5.00%, 06/01/33	370	370,366
5.75%, 06/01/47	1,170	1,176,903
Norman Y Mineta San Jose International Airport, Refunding RB, AMT, Series A, 5.00%, 03/01/35	500	565,970
Oakland Unified School District, GO, Series A, 5.00%, 08/01/40	350	392,546
Riverside County Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	500	575,370
San Diego Tobacco Settlement Revenue Funding Corp., Refunding RB, Series C, 4.00%, 06/01/32	760	767,585

SCHEDULE OF INVESTMENTS	45

Schedule of Investments (continued) March 31, 2018	Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
California (continued)
San Francisco City & County Redevelopment Agency, Tax Allocation Bonds, Mission Bay’s Redevelopment Project, Sub-Series D, 0.00%, 08/01/31(a)(b)	$580	$302,667
Tobacco Securitization Authority of Southern California, Refunding RB, Senior, Series A-1:
5.00%, 06/01/37	1,070	1,072,440
5.13%, 06/01/46	575	575,788

		18,880,642
Colorado — 3.8%
Amber Creek Metropolitan District, GO, Refunding, Series A, 5.13%, 12/01/47	1,000	994,640
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47(a)	155	158,855
Colorado Educational & Cultural Facilities Authority, Refunding RB, Charter School-University Project, 5.00%, 12/15/45(a)	500	524,040
Colorado Health Facilities Authority:
RB, Catholic Health Initiatives Project, Series A, 5.00%, 07/01/38	215	229,048
RB, Catholic Health Initiatives Project, Series A, 5.25%, 01/01/40	815	875,701
RB, Catholic Health Initiatives Project, Series A, 5.25%, 01/01/45	610	654,054
Refunding RB, Catholic Health Initiatives Project, Series A, 5.00%, 07/01/39	400	409,980
Refunding RB, Catholic Health Initiatives Project, Series A, 5.00%, 02/01/41	200	208,110
Refunding RB, Sunny Vista Living Center Project, Series A, 6.13%, 12/01/45(a)	130	136,670
Refunding RB, Sunny Vista Living Center Project, Series A, 6.25%, 12/01/50(a)	130	136,847
Colorado International Center Metropolitan District No. 14, GO, 5.63%, 12/01/32	500	504,655
Copperleaf Metropolitan District No. 2, GO, Refunding, 5.75%, 12/01/45	500	525,035
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	925	1,015,530
Serenity Ridge Metropolitan District No. 2, GO, Refunding, Series A, 5.13%, 12/01/37	550	559,388

		6,932,553
Connecticut — 1.0%
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45(a)	215	227,464
Mohegan Tribe of Indians of Connecticut:
RB, Series A, 6.75%, 02/01/45(a)	98	105,380
Refunding RB, Priority District Project, Series C, 6.25%, 02/01/30(a)	330	357,017
State of Connecticut, GO, Series A, 5.00%, 04/15/37	1,035	1,138,521

		1,828,382
Delaware — 0.3%
Delaware State EDA, RB, Exempt Facility Indian River Power Project, 5.38%, 10/01/45	505	525,402

Florida — 3.6%
Babcock Ranch Community Independent Special District, Special Assessment Bonds, 4.25%, 11/01/21	335	342,806
Brevard County Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 04/01/39	500	541,925

Security	Par (000)	Value
Florida (continued)
Capital Region Community Development District, Special Assessment Bonds, Refunding, Series A-2, 4.60%, 05/01/31	$485	$488,094
Capital Trust Agency, Inc., RB, Gardens Apartments Project, Series A, 5.00%, 07/01/50	500	521,555
Celebration Pointe Community Development District, Special Assessment Bonds: 5.13%, 05/01/45	250	252,263
Alachua County Project, 4.00%, 05/01/22(a)	100	101,722
Florida Development Finance Corp., RB:
AMT, Brightline Passenger Rail Project, 5.63%, 01/01/47(a)(c)	335	344,708
AMT, Waste Pro USA, Inc. Project, 5.00%, 08/01/29(a)(c)	470	488,292
Renaissance Charter School Project, Series A, 6.13%, 06/15/44	45	46,858
Greater Orlando Aviation Authority, Refunding RB, AMT, Special Purpose JetBlue Airway Project, 5.00%, 11/15/36	250	261,453
Hillsborough County Aviation Authority, Refunding RB, AMT, Tampa International Project, Series A, 5.00%, 10/01/44	350	380,051
Lakewood Ranch Stewardship District, Special Assessment Bonds:
4.88%, 05/01/35	250	255,013
Village of Lakewood Ranch Project, Series 2016,4.00%, 05/01/21	100	101,113
Village of Lakewood Ranch Project, Series 2016,5.13%, 05/01/46	170	176,307
Miami Health Facilities Authority, Refunding RB, Miami Jewish Health Systems Obligation Project:
5.13%, 07/01/38	500	547,940
5.13%, 07/01/46	390	426,126
Orange County Health Facilities Authority:
RB, Presbyterian Retirement Community Project, 5.00%, 08/01/35	250	272,522
Refunding RB, Presbyterian Retirement Community Project, 5.00%, 08/01/41	695	759,350
Trout Creek Community Development District, Special Assessment Bonds, 5.63%, 05/01/45	250	251,362

		6,559,460
Georgia — 0.7%
Gainesville & Hall County Hospital Authority, Refunding RB, North East Georgia Health Systems, Inc. Project, 5.50%, 08/15/54	250	288,515
LaGrange-Troup County Hospital Authority, Refunding RB, WellStar Health System Project, Series A, 4.00%, 04/01/42	1,000	1,006,010

		1,294,525
Hawaii — 0.1%
State of Hawaii Department of Budget & Finance, Refunding RB, 5.00%, 01/01/45(a)	220	217,107

Idaho — 0.3%
Boise State University, RB, Series A, 3.63%, 04/01/43	500	495,530

Illinois — 8.0%
City of Chicago Board of Education, GO:
Refunding, Series C, 5.00%, 12/01/34	625	626,381

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2018	Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Illinois (continued)
Refunding, Series D, 5.00%, 12/01/25	$290	$308,369
Refunding, Series F, 5.00%, 12/01/22	215	227,799
Series H, 5.00%, 12/01/46	625	602,831
City of Chicago, GO, Refunding, Series A:
5.00%, 01/01/36	250	255,740
6.00%, 01/01/38	275	308,542
City of Chicago, O’Hare International Airport Revenue:
Refunding RB, Senior Lien, Series D, 5.00%, 01/01/39	260	281,866
Refunding RB, Series D, 5.00%, 01/01/46	1,000	1,104,540
City of Chicago, Wastewater Transmission Revenue, Refunding RB, Second Lien, Series C, 5.00%, 01/01/39	500	536,295
Cook County Community College District No. 508, GO, 5.25%, 12/01/30	920	981,051
Illinois Finance Authority, Refunding RB:
Chicago LLC University of Illinois at Chicago Project, 5.00%, 02/15/47	995	1,060,023
Chicago LLC University of Illinois at Chicago Project, 5.00%, 02/15/50	45	47,762
Lutheran Home & Services Project, 5.50%, 05/15/30	500	530,520
Presence Health Network Project, Series C, 5.00%, 02/15/36	1,500	1,672,605
Presence Health Network Project, Series C, 5.00%, 02/15/41	650	719,570
Senior, Rogers Park Montessori School Project, 6.13%, 02/01/45	150	157,347
Southern Illinois Healthcare Enterprises, Inc. Project, 4.00%, 03/01/35	600	607,170
Metropolitan Pier & Exposition Authority:
RB, McCormick Place Expansion Project, Series 2015A, 5.50%, 06/15/53	390	416,161
Refunding RB, McCormick Place
Expansion Project, Series B, 5.00%, 06/15/52	80	81,113
Refunding RB, McCormick Project, Series B-2, 5.00%, 06/15/50	600	604,674
Refunding RB, McCormick Project, Series B-2, 5.20%, 06/15/50	405	409,832
State of Illinois, GO:
5.00%, 01/01/28	1,005	1,039,482
5.00%, 04/01/31	1,000	1,013,950
5.00%, 03/01/37	300	302,637
5.00%, 05/01/39	275	276,419
Series A, 5.00%, 01/01/33	310	313,881

		14,486,560
Indiana — 1.7%
City of Vincennes, Refunding RB, Southwest Industrial Regional Youth Village Factory Project, 6.25%, 01/01/29(a)	455	455,350
County of Allen RB, StoryPoint Fort Wayne Project:
6.63%, 01/15/34(a)	100	106,810
6.75%, 01/15/43(a)	395	421,054
6.88%, 01/15/52(a)	380	405,874
Indiana Finance Authority:
RB, AMT, Private Activity Bond, Ohio River Bridges East End Crossing Project, 5.25%, 01/01/51	1,000	1,077,660
Refunding RB, Marquette Project, 4.75%, 03/01/32	270	277,255
Town of Chesterton RB, StoryPoint Chesterton Project, Series A, 6.38%, 01/15/51(a)	265	274,052

		3,018,055

Security	Par (000)	Value
Iowa — 1.0%
Iowa Finance Authority Refunding RB, Iowa Fertilizer Co. Project:
5.25%, 12/01/25	$310	$329,763
Series A, 5.25%, 12/01/50(c)	400	418,580
Series B, 5.25%, 12/01/50(c)	750	784,320
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.50%, 06/01/42	240	240,859

		1,773,522
Kentucky — 0.3%
Kentucky Economic Development Finance Authority, Refunding RB, Owensboro Health Project, Series A, 5.25%, 06/01/41	500	547,520

Louisiana — 0.3%
Juban Crossing Economic Development District, Refunding RB, General Infrastructure Projects, Series C, 7.00%, 09/15/44(a)	475	494,000

Maryland — 1.6%
Anne Arundel County Consolidated Special Taxing District, Special Tax Bonds, Villages at 2 Rivers Project, 5.25%, 07/01/44	250	252,508
City of Baltimore, Refunding RB, Baltimore Research Park Project, Series A, 4.00%, 09/01/27	100	103,686
County of Frederick, RB, Jefferson Technology Park Project, Series B, 7.13%, 07/01/43(a)	150	162,020
Maryland Economic Development Corp:
RB, AMT, Green Bonds, Purple Line Light Rail Project, 5.00%, 03/31/51	620	677,331
Refunding RB, Towson University Project, 5.00%, 07/01/37	700	743,386
Refunding RB, Transport Facility Project, Series A, 5.00%, 06/01/35	345	387,659
Refunding RB, University of Maryland Project, 5.00%, 07/01/39	100	108,454
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Meritus Medical Center Project, 5.00%, 07/01/40	500	535,695

		2,970,739
Massachusetts — 2.9%
Massachusetts Development Finance Agency:
RB, Baystate Medical Center Project, Series N, 5.00%, 07/01/44	500	544,055
RB, Emerson College Project, Series A, 5.00%, 01/01/47	500	546,980
RB, Green Bonds, Boston Medical Center Project, 5.00%, 07/01/44	180	196,054
RB, University of Massachusetts Boston Student Housing Project, 5.00%, 10/01/48	1,000	1,086,420
Refunding RB, Covanta Energy Project, Series B, 4.88%, 11/01/42(a)	350	350,091
Refunding RB, Emmanuel College Project, Series A, 5.00%, 10/01/35	750	825,105
Massachusetts Housing Finance Agency, Refunding RB, AMT, Series A:
4.45%, 12/01/42	640	666,202
4.50%, 12/01/47	1,015	1,055,915

		5,270,822

SCHEDULE OF INVESTMENTS	47

Schedule of Investments (continued) March 31, 2018	Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Michigan — 1.2%
Michigan Finance Authority, Refunding RB, AMT, Senior Lien, Detroit Water & Sewerage Department Project, 5.00%, 07/01/44	$250	$268,125
Michigan Tobacco Settlement Finance Authority, RB, Turbo Project, Series A, 6.88%, 06/01/42	500	504,700
Wayne County Airport Authority:
RB, AMT, Detroit Metropolitan Wayne County Airport Project, 5.00%, 12/01/39	250	272,407
RB, Detroit Metropolitan Wayne County Airport Project, Series B, 5.00%, 12/01/44	500	550,435
RB, Series D, 5.00%, 12/01/40	500	554,605

		2,150,272
Minnesota — 0.9%
City of Brooklyn Park, RB, Athlos Leadership Academy Project, 5.25%, 07/01/30	350	349,346
City of Deephaven, Refunding RB, Eagle Ridge Academy Project, Series 2015A, 5.25%, 07/01/37	605	638,868
Housing & Redevelopment Authority of the City of St. Paul Minnesota, RB:
Great River School Project, Series A, 5.50%, 07/01/38(a)	240	249,137
Hmong College Prep Academy Project, Series E, 5.50%, 09/01/36	310	319,362

		1,556,713
Mississippi — 0.1%
Mississippi Business Finance Corp., RB, AMT, Waste Pro USA, Inc. Project, 5.00%, 02/01/36(a)(c)	190	197,395

Missouri — 1.0%
City of St. Louis IDA, Refunding RB, Ballpark Village Development Project, Series A:
4.38%, 11/15/35	215	220,031
4.75%, 11/15/47	240	245,959
Kansas City IDA, Refunding RB, Kansas City United Methodist Church Project:
5.75%, 11/15/36(a)	220	217,263
6.00%, 11/15/46(a)	155	155,082
6.00%, 11/15/51(a)	100	99,419
Kansas City Land Clearance Redevelopment Authority, Tax Allocation Bonds:
Convention Center Hotel Project, Series B, 4.38%, 02/01/31(a)	170	170,869
Convention Center Hotel Project, Series B, 5.00%, 02/01/40(a)	260	265,348
Plaza at Noah’s Ark Community Improvement District, Refunding Tax Allocation Bonds, 5.00%, 05/01/35	400	390,116

		1,764,087
Montana — 0.4%
Montana Board of Housing, RB, State Single Family Housing Project, Series A-2, 4.00%, 12/01/45	220	225,172
Montana State Board of Regents, RB, Montana State University Facilities Improvement Project, Series E, 3.38%, 11/15/47	465	450,980

		676,152

Security	Par (000)	Value
Nebraska — 0.3%
Douglas County Hospital Authority No. 3, Refunding RB, Health Facilities NE Methodist Hospital Project, 5.00%, 11/01/45	$500	$547,785
New Jersey — 7.3%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	250	266,513
5.25%, 11/01/44	560	597,117
Essex County Improvement Authority, RB, AMT, 5.25%, 07/01/45(a)	250	252,878
New Jersey EDA:
RB, AMT, Continental Airlines, Inc. Project, 4.88%, 09/15/19	400	410,332
RB, AMT, Kapkowski Road Landfill Project, Series 1998 B-MB, 6.50%, 04/01/31	100	114,777
RB, AMT, Private Activity — The Goethals Project, 5.38%, 01/01/43	500	548,920
RB, Provident Group-Kean Properties Project, 5.00%, 07/01/32	200	218,480
RB, Series WW, 5.25%, 06/15/40	1,000	1,071,650
Refunding RB, 5.00%, 06/15/23	200	217,644
Refunding RB, 5.00%, 06/15/24	705	764,862
Refunding RB, (AGM), Provident Group-Montclair Project, 5.00%, 06/01/37	200	223,496
Refunding RB, Charter, Greater Brunswick Project, Series A, 6.00%, 08/01/49(a)	250	254,048
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Barnabas Health Obligated Project, 4.25%, 07/01/44	395	409,449
Barnabas Health Obligated Project, 5.00%, 07/01/44	220	238,612
New Jersey Transportation Trust Fund Authority, RB:
Federal Highway Reimbursement Notes, Series A-1, 5.00%, 06/15/28	1,700	1,886,711
Transportation Program, Series AA, 5.00%, 06/15/38	325	338,068
Transportation Program, Series AA, 5.25%, 06/15/41	205	219,557
Transportation Program, Series AA, 5.00%, 06/15/44	30	31,413
Transportation Program, Series AA, 5.00%, 06/15/44	30	31,208
Transportation Program, Series AA, 5.00%, 06/15/46	450	474,143
Transportation Program, Series B, 5.00%, 06/15/42	280	290,788
New Jersey Turnpike Authority, RB, Series A, 5.00%, 01/01/43	1,000	1,109,874
South Jersey Port Corp., RB, Series A, 5.00%, 01/01/49	1,000	1,083,340
Tobacco Settlement Financing Corp., Refunding RB, Series 1A, 5.00%, 06/01/41	2,010	2,007,668

		13,061,548
New Mexico — 0.2%
New Mexico Hospital Equipment Loan Council, Refunding RB, Gerald Champion Regional Medical Center Project, 5.50%, 07/01/42	325	348,026

48	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2018	Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New York — 11.0%
Build NYC Resource Corp., Refunding RB, AMT, Pratt Paper, Inc. Project, 5.00%, 01/01/35(a)	$285	$306,039
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 5.00%, 06/01/48	1,000	1,015,820
County of Cattaraugus, RB, St. Bonaventure University Project, 5.00%, 05/01/44	195	212,470
Dutchess County Industrial Development Agency, Refunding RB, Bard College Civic Facility Project, Series A-1, 5.00%, 08/01/46	530	456,251
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset Backed, Series A, 5.00%, 06/01/45	495	479,249
Hempstead Town Local Development Corp., RB, Molloy College Project, 5.00%, 07/01/44	500	539,390
Metropolitan Transportation Authority, Refunding RB, Series D, 4.00%, 11/15/46	4,650	4,762,716
MTA Hudson Rail Yards Trust Obligations, RB, Series A, 5.00%, 11/15/56	955	1,039,116
New York Counties Tobacco Trust IV, Refunding RB, Series A:
6.25%, 06/01/41(a)	550	571,065
5.00%, 06/01/42	915	888,703
5.00%, 06/01/45	225	215,948
New York Counties Tobacco Trust VI, Refunding RB:
5.00%, 06/01/45	835	890,811
5.00%, 06/01/51	420	438,270
New York Liberty Development Corp.:
Refunding RB, Class 1-3 World Trade Center Project, 5.00%, 11/15/44(a)	1,000	1,059,970
Refunding RB, Class 2-3 World Trade Center Project, 5.38%, 11/15/40(a)	150	164,436
Refunding RB, Class 3-3 World Trade Center Project, 7.25%, 11/15/44(a)	100	119,494
New York State Dormitory Authority, Refunding RB, Orange Regional Medical Center Project, 5.00%, 12/01/35(a)	215	233,578
New York Transportation Development Corp.:
RB, AMT, Laguardia Airport Term B Redevelopment Project, Series A, 5.00%, 07/01/34	500	548,475
RB, AMT, Laguardia Airport Term B Redevelopment Project, Series A, 5.00%, 07/01/41	1,470	1,596,935
Refunding RB, AMT, American Airlines, Inc. Project, 5.00%, 08/01/20	400	422,648
Refunding RB, AMT, American Airlines, Inc. Project, 5.00%, 08/01/21	200	215,398
Tompkins County Development Corp.,
Refunding RB, Kendal at Ithaca, Inc. Project, 5.00%, 07/01/44	420	450,173
Westchester County Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	341	364,328
Westchester County Local Development Corp., Refunding RB:
Kendal on the Hudson Project, 5.00%, 01/01/34	1,080	1,162,922
Wartburg Senior Housing Project, Series A, 5.00%, 06/01/30(a)	250	251,927
Westchester Tobacco Asset Securitization, Refunding RB, Sub-Series C:
4.00%, 06/01/42	995	972,324
5.13%, 06/01/51	500	513,390

		19,891,846

Security	Par (000)	Value
North Carolina — 0.4%
North Carolina Department of Transportation, RB, AMT, Hot Lanes Project, Series 1-77, 5.00%, 06/30/54	$115	$123,582
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Galloway Ridge Project, Series A, 5.25%, 01/01/41	250	260,280
Town of Mooresville, Special Assessment Bonds, 5.38%, 03/01/40(a)	250	246,975

		630,837
Ohio — 2.1%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Series A-2, 5.88%, 06/01/47	1,750	1,723,173
Butler County Port Authority, RB, Storypoint Fairfield Project, 6.38%, 01/15/43(a)	435	452,583
County of Franklin, RB, OPRS Communities Obligation Group Project, Series 2013A, 6.13%, 07/01/40	585	645,530
County of Hamilton, RB, Improvement, Life Enriching Community Project, 5.00%, 01/01/46	190	202,665
Port of Greater Cincinnati Development Authority, RB, Colonial Village/Athens Garden Project, 5.00%, 12/01/40	335	338,062
State of Ohio, RB, AMT, Portsmouth Bypass Project, 5.00%, 06/30/53	370	405,461

		3,767,474
Oklahoma — 3.8%
Norman Regional Hospital Authority, Refunding RB, 5.00%, 09/01/37	1,250	1,394,237
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B:
5.00%, 08/15/38	975	1,066,543
5.25%, 08/15/43	875	970,147
Provident Oklahoma Education Resources, Inc. - Cross Village Student Housing Project, 5.00%, 08/01/47	1,500	1,607,130
Tulsa Airports Improvement Trust, Refunding RB, AMT, American Airlines Project, 5.00%, 06/01/35(c)	615	662,060
Tulsa County Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/45	965	1,060,438

		6,760,555
Oregon — 0.5%
Clackamas County School District No. 12 North Clackamas, GO, Series A, 0.00%, 06/15/38(b)	275	118,058
Hospital Facilities Authority of Multnomah County Oregon, Refunding RB, Mirabella at South Waterfront Project, 5.50%, 10/01/49	150	160,807
Polk County Hospital Facility Authority, RB, Dallas Retirement Village Project, Series A, 5.38%, 07/01/45	250	262,590
Yamhill County Hospital Authority, Refunding RB, Friendsview Retirement Community Project, Series 2016A, 5.00%, 11/15/36	300	323,169

		864,624
Pennsylvania — 5.1%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project, 5.00%, 05/01/42(a)	295	312,880

SCHEDULE OF INVESTMENTS	49

Schedule of Investments (continued) March 31, 2018	Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Pennsylvania (continued)
Commonwealth Financing Authority, Tobacco Master Settlement Payment, RB, 5.00%, 06/01/32	$315	$353,663
Lancaster County Hospital Authority, Refunding RB, St. Anne’s Retirement Community Project, 5.00%, 04/01/33	250	256,823
Montgomery County IDA:
Refunding RB, Albert Einstein Healthcare Project, 5.25%, 01/15/45	500	531,285
Refunding RB, Whitemarsh Continuing Care Retirement Community Project, 5.38%, 01/01/50	170	172,431
Moon IDA, Refunding RB, Baptist Homes Society Project, 6.00%, 07/01/45	250	264,548
Northampton County IDA, Tax Allocation Bonds, Route 33 Project, 7.00%, 07/01/32	115	132,045
Pennsylvania Economic Development Financing Authority:
RB, AMT, The Pennsylvania Rapid Bridge Replacement Project, 5.00%, 06/30/42	1,625	1,747,492
Refunding RB, AMT, National Gypson Co. Project, 5.50%, 11/01/44	500	528,175
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Widener University Project, 5.00%, 07/15/38	250	264,465
Pennsylvania Housing Finance Agency, RB, AMT, State Single Family Housing Project, Series 123B, 4.00%, 10/01/42	1,180	1,201,287
Pennsylvania Turnpike Commission:
RB, Series B, 5.25%, 12/01/44	1,000	1,116,340
RB, Sub-Series A, 5.50%, 12/01/42	660	759,455
Philadelphia Authority for Industrial Development, Refunding RB, First Series 2015, 5.00%, 04/01/45	500	556,665
Philadelphia Hospitals & Higher Education Facilities Authority, RB, Temple University Health System Project, Series A, 5.63%, 07/01/42	130	141,389
School District of Philadelphia, GO, (AGM), Series B, 4.00%, 09/01/43(d)	820	816,080

		9,155,023
Puerto Rico — 1.2%
Children’s Trust Fund, Refunding RB, Asset-Backed:
5.50%, 05/15/39	630	604,151
5.63%, 05/15/43	895	851,664
Commonwealth of Puerto Rico:
GO, Refunding, Series A, 8.00%, 07/01/35(e)(f)	380	161,500
GO, Refunding, Series A, 5.50%, 07/01/39(e)(f)	145	62,712
GO, Series A, 6.00%, 07/01/38(e)(f)	160	71,600
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
6.00%, 07/01/38	160	129,400
6.00%, 07/01/44	285	230,494

		2,111,521
Rhode Island — 1.3%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/35	400	435,056
Series A, 5.00%, 06/01/40	100	107,327
Series B, 4.50%, 06/01/45	750	760,972
Series B, 5.00%, 06/01/50	1,040	1,070,191

		2,373,546

Security	Par (000)	Value
South Carolina — 2.2%
South Carolina Jobs EDA, Refunding RB:
Lutheran Homes of South Carolina Project, 5.00%, 05/01/37	$130	$136,575
Woodlands at Furman Project, 4.00%, 11/15/27	185	186,256
South Carolina Ports Authority, RB, AMT, 5.25%, 07/01/55	500	552,505
South Carolina State Public Service Authority:
RB, Obligations, Series A, 5.50%, 12/01/54	1,005	1,107,289
Refunding RB, Series A, 5.00%, 12/01/50	190	203,921
Refunding RB, Series E, 5.25%, 12/01/55	1,700	1,861,245

		4,047,791
Tennessee — 1.0%
Chattanooga-Hamilton County Hospital Authority, Refunding RB, 5.00%, 10/01/44	250	268,013
Knox County Health Educational & Housing Facility Board, Refunding RB, Facilities Board-University Health Project, 5.00%, 04/01/36	690	751,486
Memphis-Shelby County Industrial Development Board, Refunding Tax Allocation Bonds, Senior Tax Increment, Graceland Project:
5.50%, 07/01/37	360	376,420
5.63%, 01/01/46	470	488,668

		1,884,587
Texas — 3.5%
Bexar County Health Facilities Development Corp., Refunding RB, Army Retirement Residence Foundation Project, 5.00%, 07/15/26	250	279,418
Central Texas Regional Mobility Authority, RB, Senior Lien:
6.25%, 01/01/46	175	195,108
Series A, 5.00%, 01/01/45	500	548,270
Central Texas Turnpike System, Refunding RB, Series C:
5.00%, 08/15/37	200	217,934
5.00%, 08/15/42	250	271,225
City of Houston Airport System:
RB, AMT, Series B-1, 5.00%, 07/15/35	100	107,633
Refunding RB, AMT, Series C, 5.00%, 07/15/20	140	147,972
Refunding RB, AMT, United Airlines, Inc. Project, 4.75%, 07/01/24	500	548,110
Refunding RB, AMT, United Airlines, Inc. Project, 5.00%, 07/01/29	500	544,290
City of San Antonio Airport System, RB, AMT, 5.00%, 07/01/45	500	545,260
County of Hays, Special Assessment Bonds, La Cima Import District Project, 7.00%, 09/15/45	250	248,178
Fort Bend County Industrial Development Corp., RB, NRG Energy, Inc. Project, Series B, 4.75%, 11/01/42	465	476,313
Mesquite Health Facility Development Corp., Refunding RB, Christian Care Centers, Inc. Project, 5.13%, 02/15/42	250	259,530
New Hope Cultural Education Facilities Corp., Refunding RB, Jubilee Academic Center Project, Series A, 4.00%, 08/15/26(a)	775	752,936
Newark Higher Education Finance Corp., RB, Christian Schools, Inc. Project, Series A, 5.50%, 08/15/35(a)	300	311,751

50	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2018	Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Texas (continued)
North Texas Tollway Authority, Refunding RB, Series B, 5.00%, 01/01/40	$250	$272,062
Tarrant County Cultural Education Facilities Finance Corp.:
RB, Buckingham Senior Living Community Project, 5.50%, 11/15/45	55	56,231
Refunding RB, Barton Creek Senior Living Center Project, 4.75%, 11/15/35	250	255,705
Refunding RB, Trinity Terrace Project, 5.00%, 10/01/49	250	263,882

		6,301,808
Utah — 0.6%
Utah Charter School Finance Authority RB:
Early Light Academy Project, 5.13%, 07/15/49(a)	545	538,673
Spectrum Academy Project, 6.00%, 04/15/45(a)	500	520,125

		1,058,798
Virginia — 2.3%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A:
5.00%, 03/01/26	120	124,216
5.13%, 03/01/31	230	240,276
Cherry Hill Community Development Authority, Special Assessment Bonds, Potomac Shores Project, 5.40%, 03/01/45(a)	250	256,653
Chesapeake Bay Bridge & Tunnel District, RB, 5.00%, 07/01/51	810	895,706
Fairfax County EDA, RB, Vinson Hall LLC Project, Series A, 5.00%, 12/01/42	400	420,684
Lexington IDA, RB, Kendal at Lexington Project, Series A, 5.00%, 01/01/48	330	355,608
Lower Magnolia Green Community Development Authority, Special Assessment Bonds:
5.00%, 03/01/35(a)	240	245,050
5.00%, 03/01/45(a)	100	101,219
Tobacco Settlement Financing Corp., RB, Senior, Series B1, 5.00%, 06/01/47	1,215	1,199,849
Virginia College Building Authority, RB, Green Bonds, Marymount University Project, 5.00%, 07/01/45(a)	250	263,322
Virginia Small Business Financing Authority, RB, AMT, Transform 66 P3 Project, 5.00%, 12/31/52	55	59,565

		4,162,148
Washington — 0.6%
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.50%, 09/01/42	250	255,875
King County Public Hospital District No. 4, GO, Refunding:
Improvement, Snoqualmie Valley Hospital Project, 7.00%, 12/01/40	200	206,994
Series A, 5.00%, 12/01/30	200	200,238
Port of Seattle RB, AMT, Series C, 5.00%, 04/01/40	250	273,285
Washington State Housing Finance Commission, Refunding RB, Skyline 1st Hill Project, 6.00%, 01/01/45(a)	210	213,230

		1,149,622

Security	Par (000)	Value
Wisconsin — 3.5%
Public Finance Authority:
RB, Alabama Proton Theray Center Project, Series A, 6.25%, 10/01/31(a)	$195	$191,004
RB, Alabama Proton Theray Center Project, Series A, 7.00%, 10/01/47(a)	195	197,558
RB, Delray Beach Radiation Therapy Project, 6.85%, 11/01/46(a)	275	284,333
RB, Delray Beach Radiation Therapy Project, 7.00%, 11/01/46(a)	155	161,783
RB, Fund for Affordable Housing, North Carolina & Missouri Portfolio, Series A, 5.00%, 12/01/45	340	357,415
RB, Fund for Affordable Housing, North Carolina & Missouri Portfolio, Series A, 5.15%, 12/01/50	210	221,395
RB, Limited American Prep Academy Project, 5.38%, 07/15/47(a)	335	338,507
RB, Voyager Foundation, Inc. Project, Series A, 5.13%, 10/01/45	150	151,165
Refunding RB, AMT, Celanese Project, Series C, 4.30%, 11/01/30	100	102,537
Refunding RB, AMT, Senior Obligation Group Project, 5.00%, 07/01/42	750	794,887
Refunding RB, Celanese Project, Series D, 4.05%, 11/01/30	100	102,563
Wisconsin Health & Educational Facilities Authority:
RB, Aspirus, Inc. Project, 4.00%, 08/15/48	2,515	2,532,504
Refunding RB, Froedtert Health, Inc. Project, 4.00%, 04/01/39	715	721,464
Wisconsin Housing & EDA, RB, WHPC Madison Pool Project, Series A, 4.55%, 07/01/37	165	170,014

		6,327,129

Total Municipal Bonds — 91.0%
(Cost: $159,295,678)		163,819,529

Municipal Bonds Transferred to Tender Option Bond

Trusts — 6.7%(g)
Illinois — 1.0%
Illinois State Toll Highway Authority, RB:
Series A, 5.00%, 01/01/40	660	736,061
Series C, 5.00%, 01/01/38	1,000	1,110,711

		1,846,772
New York — 4.3%
City of New York Housing Development Corp., RB, Series D-1-B, 4.25%, 11/01/45	1,000	1,027,520
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	1,500	1,718,963
New York State Dormitory Authority Personal Income Tax Revenue, Refunding RB, Series E, 5.00%, 03/15/36	3,330	3,782,014
Port Authority of New York & New Jersey Refunding, RB, 194th Series, 5.25%, 10/15/55	1,000	1,126,674

		7,655,171
North Carolina — 0.6%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	1,000	1,124,390

SCHEDULE OF INVESTMENTS	51

Schedule of Investments (continued) March 31, 2018	Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Washington — 0.8%
Snohomish County Public Utilities District No. 1, RB, 5.00%, 12/01/45	$1,340	$1,490,228

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 6.7%
(Cost: $11,942,204)		12,116,561

Total Long-Term Investments — 97.7%
(Cost: $171,237,882)		175,936,090

	Shares
Short-Term Securities — 8.2%
Money Market Fund — 8.2%
Dreyfus AMT-Free Tax Exempt Cash
Management, Institutional Class, 1.18%(h)	14,777,613	14,776,135

Security	Par (000)	Value
Municipal Bonds — 0.0%
New York — 0.0%
Town of Oyster Bay, GO, BAN, Series C, 2.50%, 06/01/18	$85	$85,057

Total Short-Term Securities — 8.2%
(Cost: $14,862,258)		14,861,192

Total Investments — 105.9%
(Cost: $186,100,140)		190,797,282
Liabilities in Excess of Other Assets — (2.2)%		(3,997,558)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (3.7)%		(6,657,819)

Net Assets — 100.0%		$180,141,905

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Zero-coupon bond.
(c)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(d)	When-issued security.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)	Represents bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(h)	Annualized 7-day yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
U.S. Treasury Bonds (30 Year)	66	06/20/18	$9,677	$(214,559)
U.S. Treasury Notes (10 Year)	46	06/20/18	5,572	(43,302)

				$(257,861)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
	Net unrealized
Futures contracts	depreciation	(a)	$—	$—	$—	$—	$257,861	$—	$257,861

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

52	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2018	Series E Portfolio

For the year ended March 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$—	$—	$—	$—	$594,110	$—	$594,110

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(257,859)	$—	$(257,859)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$29,459
Average notional value of contracts — short	$15,676,561

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments(a)	$—	$175,936,090	$—	$175,936,090
Short-Term Securities	14,776,135	85,057	—	14,861,192

	$14,776,135	$176,021,147	$—	$190,797,282

Derivative Financial Instruments(b)
Assets
Interest rate contracts	$(257,861)	$—	$—	$(257,861)

(a)	See above Schedule of Investments for values in each security type.
(b)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $6,625,000 are categorized as Level 2 within the disclosure hierarchy.

During the year ended March 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	53

Schedule of Investments March 31, 2018	Series M Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Asset-Backed Securities — 4.8%
Chase Issuance Trust, Series 2015-A7, Class A7, 1.62%, 07/15/20	$1,110	$1,107,432
Chesapeake Funding II LLC, Series 2016-2A, Class A1, 1.88%, 06/15/28(a)	1,605	1,595,758
Citibank Credit Card Issuance Trust, Series 2017-A2, Class A2, 1.74%, 01/19/21	1,750	1,740,046
CNH Equipment Trust:
Series 2015-A, Class A4, 1.85%, 04/15/21	2,530	2,516,527
Series 2015-C, Class A3, 1.66%, 11/16/20	2,405	2,395,238
Discover Card Execution Notes Trust, Series 2016-A1, Class A1, 1.64%, 07/15/21	4,200	4,171,724
Drive Auto Receivables Trust, Series 2017-3, Class A3, 1.85%, 04/15/20	1,875	1,869,828
Enterprise Fleet Financing LLC, Series 2016-2, Class A2, 1.74%, 02/22/22(a)	1,680	1,671,662
Ford Credit Auto Owner Trust, Series 2015-C, Class A3, 1.41%, 02/15/20	1,335	1,330,239
Ford Credit Floorplan Master Owner Trust A, Series 2016-1, Class A1, 1.76%, 02/15/21	2,450	2,430,885
Honda Auto Receivables Trust, Series 2016-3, Class A3, 1.16%, 05/18/20	1,224	1,213,977
Hyundai Auto Receivables Trust, Series 2015-C, Class A3, 1.46%, 02/18/20	1,985	1,977,781
John Deere Owner Trust:
Series 2016-B, Class A3, 1.25%, 06/15/20	1,740	1,727,354
Series 2017-B, Class A2A, 1.59%, 04/15/20	1,706	1,698,131
Nissan Auto Receivables Owner Trust, Series 2015-C, Class A3, 1.37%, 05/15/20	1,722	1,711,397
Progress Residential Trust:
Series 2015-SFR2, Class A, 2.74%, 06/12/32(a)	1,377	1,364,772
Series 2017-SFR1, Class A, 2.77%, 08/17/34(a)	868	855,985
Santander Drive Auto Receivables Trust, Series 2017-2, Class A3, 1.87%, 12/15/20	2,975	2,963,464
SMB Private Education Loan Trust, Series 2015-C, Class A3, (1 mo. LIBOR US + 1.950%), 3.73%, 08/16/32(a)(b)	1,000	1,045,391
Toyota Auto Receivables Trust:
Series 2016-A, Class A3, 1.25%, 03/16/20	2,259	2,246,815
Series 2016-D, Class A3, 1.23%, 10/15/20	1,700	1,681,202

Total Asset-Backed Securities — 4.8% (Cost: $39,309,545)		39,315,608

Non-Agency Mortgage-Backed Securities — 14.2%
Commercial Mortgage-Backed Securities — 12.5%
1211 Avenue of the Americas Trust, Series 2015-1211, Class A1A2, 3.90%, 08/10/35 (a)	945	969,699
Atrium Hotel Portfolio Trust:
Series 2017-ATRM, Class A, (1 mo. LIBOR US + 0.930%), 2.71%, 12/15/36(a)(b)	4,900	4,904,526
Series 2017-ATRM, Class D, (1 mo. LIBOR US + 1.950%), 3.73%, 12/15/36(a)(b)	1,400	1,389,653
Bancorp Commercial Mortgage Trust, Series 2016-CRE1, Class A, (1 mo. LIBOR US + 1.430%), 3.21%, 11/15/33(a)(b)	457	457,707

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, (1 mo. LIBOR US + 1.500%), 3.39%, 07/05/33(a)(b)	$2,600	$2,606,506
Caesars Palace Las Vegas Trust, Series 2017-VICI, Class A, 3.53%, 10/15/34(a)	1,970	1,988,558
CCRESG Commercial Mortgage Trust:
Series 2016-HEAT, Class A, 3.36%, 04/10/29(a)	1,750	1,727,209
Series 2016-HEAT, Class D, 5.49%, 04/10/29(a)(c)	1,330	1,317,058
CCUBS Commercial Mortgage Trust, Series 2017-C1, Class A4, 3.54%, 11/15/50	1,408	1,397,879
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.87%, 01/10/48	1,580	1,604,939
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A5, 3.86%, 05/10/47	2,295	2,358,847
CityLine Commercial Mortgage Trust, Series 2016-CLNE, Class A, 2.78%, 11/10/31(a)(c)	2,005	1,950,087
Commercial Mortgage Trust:
Series 2013-CR6, Class A3FL, (1 mo. LIBOR US + 0.630%), 2.37%, 03/10/46(a)(b)	720	721,226
Series 2013-CR13, Class A4, 4.19%, 11/10/46(c)	3,500	3,659,719
Series 2014-LC15, Class A4, 4.01%, 04/10/47	2,025	2,099,498
Series 2014-UBS2, Class A5, 3.96%, 03/10/47	1,215	1,254,588
Series 2015-LC23, Class ASB, 3.60%, 10/10/48	3,730	3,797,767
Series 2016-667M, Class D, 3.18%, 10/10/36(a)(c)	1,180	1,079,409
Series 2017-PANW, Class A, 3.24%, 10/10/29(a)	3,960	3,910,944
Credit Suisse Mortgage Capital Certificates:
Series 2017-CALI, Class A, 3.43%, 11/10/32(a)	1,180	1,182,289
Series 2016-MFF, Class A, (1 mo. LIBOR US + 1.600%), 3.38%, 11/15/33(a)(b)	395	397,527
Deutsche Bank UBS Mortgage Trust, Series 2017-BRBK, Class A, 3.45%, 10/10/34(a)	1,860	1,865,901
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class DFX, 3.38%, 12/15/34(a)(c)	3,600	3,575,367
GS Mortgage Securities Corp. II, Series 2005-ROCK, Class A, 5.37%, 05/03/32(a)	910	1,021,158
GS Mortgage Securities Corp. Trust, Series 2018-CHLL, Class D, (1 mo. LIBOR US + 1.650%), 3.43%, 02/15/37(a)(b)	250	250,124
IMT Trust, Series 2017-APTS, Class BFX, 3.50%, 06/15/34(a)(c)	2,425	2,382,385
InTown Hotel Portfolio Trust, Series 2018-STAY, Class A, (1 mo. LIBOR US + 0.700%), 2.48%, 01/15/33(a)(b)	1,180	1,181,156
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C23, Class ASB, 3.66%, 09/15/47	5,970	6,076,443
Series 2016-C1 ,Class ASB, 3.32%, 03/15/49	3,500	3,502,071

54	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2018	Series M Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class D, 4.58%, 03/15/50(a)(c)	$140	$133,226
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2015-JP1, Class E, 4.24%, 01/15/49(a)(c)	465	371,243
Series 2015-SGP, Class A, (1 mo. LIBOR US + 1.700%), 3.48%, 07/15/36(a)(b)	603	604,093
Series 2016-NINE, Class A, 2.95%, 10/06/38(a)(c)	1,790	1,703,114
Series 2017-JPS, Class D, 4.65%, 03/15/50(a)(c)	1,860	1,757,304
Series 2018-ASH8, Class D, (1 mo. LIBOR US + 2.050%), 3.83%, 02/15/35(a)(b)	710	712,188
LMREC, Inc., Series 2016-CRE2, Class A, (1 mo. LIBOR US + 1.700%), 3.55%, 11/24/31(a)(b)	620	620,000
LSTAR Commercial Mortgage Trust, Series 2016-4, Class A2, 2.58%, 03/10/49(a)	2,740	2,656,134
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class A4, 4.04%, 11/15/46	1,170	1,212,732
Morgan Stanley Capital I Trust:
Series 2016-UBS9, Class ASB, 3.34%, 03/15/49	3,730	3,730,868
Series 2017-PRME, Class D, (1 mo. LIBOR US + 3.400%), 5.18%, 02/15/34(a)(b)	610	610,017
Morgan Stanley Capital I, Inc., Series 2017-JWDR, Class D, (1 mo. LIBOR US + 1.950%), 3.73%, 11/15/34(a)(b)	1,450	1,451,790
Olympic Tower Mortgage Trust, Series 2017-OT, Class D, 3.95%, 05/10/39(a)(c)	1,160	1,143,305
RAIT Trust, Series 2017-FL7, Class A, (1 mo. LIBOR US + 0.950%), 2.73%, 06/15/37(a)(b)	1,616	1,617,670
Wells Fargo Commercial Mortgage Trust:
Series 2015-LC22, Class ASB, 3.57%, 09/15/58	3,845	3,918,298
Series 2015-NXS3, Class ASB, 3.37%, 09/15/57	3,920	3,944,595
Series 2015-P2, Class AS, 4.01%, 12/15/48	1,605	1,625,040
WFRBS Commercial Mortgage Trust:
Series 2012-C8, Class AFL, (1 mo. LIBOR US + 1.000%), 2.79%, 08/15/45(a)(b)	3,125	3,178,549
Series 2014-C21, Class A4, 3.41%, 08/15/47 .	2,805	2,809,590
Series 2014-C21, Class A5, 3.68%, 08/15/47 .	1,000	1,015,407
Series 2014-LC14, Class A4, 3.77%, 03/15/47	5,590	5,723,345

		101,168,748

Interest Only Commercial Mortgage-Backed Securities — 1.7%
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class XA, 0.89%, 09/15/48(c)	1,746	88,285
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XA, 1.75%, 05/10/58(c)	5,462	557,230
Citigroup Commercial Mortgage Trust, Series 2017-P8, Class XA, 0.93%, 09/15/50(c)	6,716	457,588
Commercial Mortgage Trust:
Series 2014-LC17, Class XA, 0.94%, 10/10/47(c)	71,626	2,423,695

Security	Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
Series 2015-CR24, Class XA, 0.81%, 08/10/48(c)	$6,921	$321,287
Core Industrial Trust:
Series 2015-CALW, Class XA, 0.81%, 02/10/34(a)(c)	22,150	605,209
Series 2015-TEXW, Class XA, 0.77%, 02/10/34(a)(c)	18,600	485,140
Series 2015-WEST, Class XA, 0.94%, 02/10/37(a)(c)	9,300	527,644
Credit Suisse Mortgage Capital Certificates, Series 2014-USA, Class X1, 0.55%, 09/15/37(a)(c)	26,000	853,580
DBJPM Mortgage Trust, Series 2016-C1, Class XA, 1.49%, 05/10/49(c)	8,312	738,717
FREMF Mortgage Trust, Series 2015-K718, Class X2A, 0.10%, 02/25/22(a)(c)	135,011	414,241
GS Mortgage Securities Trust, Series 2014-GC20, Class XA, 1.01%, 04/10/47(c)	851	39,350
JPMBB Commercial Mortgage Securities Trust, Series 2015-C27, Class XA, 1.35%, 02/15/48(c)	23,520	1,340,567
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class XA, 0.77%, 12/15/49(c)	99,454	4,921,244

		13,773,777

Total Non-Agency Mortgage-Backed Securities — 14.2% (Cost: $117,302,177)		114,942,525

U.S. Government Sponsored
Agency Securities — 164.3%

Collateralized Mortgage Obligations — 2.6%
Fannie Mae:
Series 2011-8, Class ZA, 4.00%, 02/25/41	2,663	2,763,170
Series 2017-69, Class HA, 3.00%, 06/25/46	6,180	6,140,360
Series 2017-76, Class PB, 3.00%, 10/25/57	900	826,769
Series 2017-87, Class UA, 3.50%, 12/25/44	3,140	3,174,466
Freddie Mac:
Series 3745, Class ZA, 4.00%, 10/15/40(d)	309	314,694
Series 3780, Class ZA, 4.00%, 12/15/40(d)	584	593,953
Series 3960, Class PL, 4.00%, 11/15/41	900	943,338
Series 4253, Class DZ, 4.75%, 09/15/43	1,284	1,360,009
Series 4384, Class LB, 3.50%, 08/15/43	1,400	1,414,299
Ginnie Mae:
Series 2014-107, Class WX, 6.79%, 07/20/39(c)	1,130	1,277,636
Series 2014-12, Class ZA, 3.00%, 01/20/44	1,360	1,277,832
Series 2014-62, Class Z, 3.00%, 04/20/44	1,125	1,062,518

		21,149,044

Interest Only Collateralized Mortgage Obligations — 0.6%
Fannie Mae:
Series 2013-10, Class PI, 3.00%, 02/25/43(d).	2,877	316,175
Series 2016-64, Class BI, 5.00%, 09/25/46(d).	3,250	674,762
Series 2011-100, Class S, (1 mo. LIBOR US + 6.450%) 4.58%, 10/25/41(b)	1,507	223,980
Series 2015-66, Class AS, (1 mo. LIBOR US + 6.250%) 4.38%, 09/25/45(b)	14,489	2,022,099

SCHEDULE OF INVESTMENTS	55

Schedule of Investments (continued) March 31, 2018	Series M Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Interest Only Collateralized Mortgage Obligations (continued)
Series 2016-81, Class CS, (1 mo. LIBOR US + 6.100%) 4.23%, 11/25/46(b)	$2,772	$378,277
Freddie Mac, Series 4611, Class BS, (1 mo. LIBOR US + 6.100%) 4.32%, 06/15/41(b)	6,105	823,749

		4,439,042

Interest Only Commercial Mortgage-Backed Securities — 1.7%
Freddie Mac:
Series K041, Class X1, 0.55%, 10/25/24(c)	13,498	415,187
Series K042, Class X1, 1.05%, 12/25/24(c)	4,031	239,188
Series K064, Class X1, 0.61%, 03/25/27(c)	34,891	1,628,255
Series K718, Class X1, 0.64%, 01/25/22(c)	2,182	45,301
Series KC01, Class X1, 0.71%, 12/25/22(c)	7,456	157,351
Ginnie Mae:
Series 2013-63, Class IO, 0.79%, 09/16/51(c)	23,277	1,243,717
Series 2015-171, Class IO, 0.89%, 11/16/55(c)	41,403	2,652,552
Series 2016-105, Class IO, 1.06%, 10/16/57(c)	20,542	1,569,066
Series 2016-128, Class IO, 0.94%, 09/16/56(c)	25,468	1,988,676
Series 2017-53, Class IO, 0.69%, 11/16/56(c).	17,518	1,070,371
Series 2017-54, Class IO, 0.65%, 12/16/58(c)	2,961	189,522
Series 2017-61, Class IO, 0.77%, 05/16/59(c)	4,279	337,878
Series 2017-64, Class IO, 0.72%, 11/16/57(c)	32,834	2,218,487

		13,755,551

Mortgage-Backed Securities — 159.4%
Fannie Mae Mortgage-Backed Securities:
2.00%, 10/01/31-04/01/33(e)	3,253	3,108,813
2.50%, 09/01/27-04/01/33(e)	79,027	77,876,953
3.00%, 01/01/27-04/01/48(e)	95,069	93,922,664
3.50%, 03/01/29-04/01/48(e)	150,745	152,135,630
4.00%, 02/01/29-01/01/57(e)	257,956	265,308,060
4.50%, 05/01/24-02/01/57(e)	46,040	48,727,241
5.00%, 02/01/35-04/01/48(e)	10,645	11,459,634
5.05%, 09/01/44	276	294,895
5.50%, 05/01/34-05/01/44	7,874	8,644,300
6.00%, 02/01/38-07/01/41	4,928	5,535,378
6.50%, 05/01/36-01/01/38	63	70,172
Freddie Mac Mortgage-Backed Securities:
2.50%, 09/01/27-04/01/33(e)	19,388	19,009,264
3.00%, 10/01/27-04/01/48(e)	57,437	56,399,991
3.50%, 09/01/30-04/01/48(e)	55,230	55,649,786
4.00%, 01/01/40-04/01/48(e)	44,500	45,809,124
4.50%, 04/01/18-04/01/48(e)	17,523	18,465,358
5.00%, 05/01/28-11/01/41	3,485	3,759,858
5.50%, 01/01/28-06/01/41	2,113	2,319,678
6.00%, 08/01/28-11/01/39	772	864,159
Ginnie Mae Mortgage-Backed Securities:
2.50%, 04/01/48(e)	1,960	1,866,594
3.00%, 12/20/44-04/01/48(e)	71,781	70,740,537
3.50%, 01/15/42-04/01/48(e)	214,505	216,611,775
4.00%, 04/20/39-04/01/48(e)	106,137	109,052,530
4.50%, 09/20/39-04/01/48(e)	19,000	19,894,784
5.00%, 07/15/33-07/20/44	2,415	2,593,281
5.50%, 07/15/38-12/20/41	1,206	1,312,447

		1,291,432,906

Total U.S. Government Sponsored Agency Securities — 164.3%
(Cost: $1,339,804,562)		1,330,776,543

Security	Par (000)	Value
U.S. Treasury Obligations — 1.1%
U.S. Treasury Notes, 2.25%, 11/15/27	$9,000	$8,621,016

Total U.S. Treasury Obligations — 1.1% (Cost: $8,609,548)		8,621,016

Total Long-Term Investments — 184.4% (Cost: $1,505,025,832)		1,493,655,692

	Shares
Short-Term Securities — 8.8%

Money Market Fund — 8.8%
Dreyfus Treasury Securities Cash Management, Institutional Class, 1.18%(f)	71,060,967	71,060,967

Total Short-Term Securities — 8.8% (Cost: $71,060,967)		71,060,967

Total Investments Before TBA Commitments — 193.2% (Cost: $1,576,086,799)		1,564,716,659

	Par (000)
TBA Sale Commitments — (61.9)%(e)

Mortgage-Backed Securities — (61.9)%
Fannie Mae Mortgage-Backed Securities:
2.00%, 04/01/33	(1,750)	(1,671,797)
2.50%, 04/01/33	(4,081)	(3,998,743)
3.00%, 04/01/33-04/01/48	(33,628)	(33,564,708)
3.50%, 04/01/33-04/01/48	(123,703)	(124,082,494)
4.00%, 04/01/48	(124,771)	(128,038,876)
4.50%, 04/01/48	(4,233)	(4,432,603)
Freddie Mac Mortgage-Backed Securities:
2.50%, 04/01/33	(234)	(229,146)
3.50%, 04/01/33-04/01/48	(1,229)	(1,239,281)
3.00%, 04/01/48	(289)	(281,775)
4.00%, 04/01/48	(12,759)	(13,097,412)
6.00%, 04/01/48	(600)	(666,398)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 04/01/48	(15,232)	(14,984,881)
3.50%, 04/01/48	(98,196)	(99,148,974)
4.00%, 04/01/48	(69,516)	(71,399,178)
4.50%, 04/01/48	(4,469)	(4,645,927)

Total TBA Sale Commitments — (61.9)% (Proceeds: $499,534,985)		(501,482,193)

Total Investments Net of TBA Sale Commitments — 131.3% (Cost: $1,076,551,814)		1,063,234,466
Liabilities in Excess of Other Assets — (31.3)%		(253,203,822)

Net Assets — 100.0%		$810,030,644

56	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2018	Series M Portfolio

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is the rate in effect as of period end.
(c)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Represents or includes a TBA transaction.
(f)	Annualized 7-day yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro Dollar	166	06/18/18	$40,546	$(103)
Euro Dollar	170	12/17/18	41,440	9,555
U.S. Treasury Notes (5 Year)	155	06/29/18	17,741	47,880

				57,332

Short Contracts
Euro Dollar	12	09/17/18	2,929	16,185
Euro Dollar	3	03/18/19	731	3,610
Euro Dollar	7	06/17/19	1,703	10,566
Euro Dollar	5	09/16/19	1,216	4,369
Euro Dollar	350	12/16/19	85,063	(83,045)
U.S. Treasury Bonds (30 Year)	30	06/20/18	4,399	(135,268)
U.S. Treasury Notes (10 Year)	306	06/20/18	37,069	(210,174)
U.S. Treasury Notes (2 Year)	274	06/29/18	58,255	(8,261)
U.S. Ultra Treasury Bonds	10	06/20/18	1,605	(35,331)

				(437,349)

				$(380,017)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)	Value	Upfront Premium Paid	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-month LIBOR, 2.31%	Quarterly	2.58%	Semi-annual	03/29/20	$41,600	$4,980	$487	$4,493
2.50%	Semi-annual	3-month LIBOR, 2.31%	Quarterly	01/29/23	$36,309	262,657	479	262,178
2.71%	Semi-annual	3-month LIBOR, 2.31%	Quarterly	02/06/23	$36,607	(87,788)	483	(88,271)
2.42%	Semi-annual	3-month LIBOR, 2.31%	Quarterly	04/24/45	$820	60,330	18	60,312
2.38%	Semi-annual	3-month LIBOR, 2.31%	Quarterly	04/24/45	$800	65,416	17	65,399
2.39%	Semi-annual	3-month LIBOR, 2.31%	Quarterly	04/24/45	$800	63,705	17	63,688
2.42%	Semi-annual	3-month LIBOR, 2.31%	Quarterly	04/24/45	$760	55,519	17	55,502
3-month LIBOR, 2.31%	Quarterly	2.83%	Semi-annual	07/10/45	$3,030	8,197	60	8,137

						$433,016	$1,578	$431,438

SCHEDULE OF INVESTMENTS	57

Schedule of Investments (continued) March 31, 2018	Series M Portfolio

OTC Credit Default Swaps — Sell Protection

Reference Obligation	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)	Value	Upfront Premium Received	Unrealized Depreciation
CMBX.NA.9.A	2.00%	Monthly	Credit Suisse International	09/17/58	Not Rated	$7,865	$(333,575)	$(175,714)	$(157,861)
CMBX.NA.9.BBB-	3.00%	Monthly	Deutsche Bank AG	09/17/58	Not Rated	$8,000	(1,032,559)	(1,009,088)	(23,471)

							$(1,366,134)	$(1,184,802)	$(181,332)

(a)	Using S&P’s rating of the underlying securities of the index.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$1,578	$—	$519,709	$88,271
OTC Derivatives	—	1,184,802	—	181,332

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation(a)	$—	$—	$—	$—	$92,165	$—	$92,165
Swaps — centrally cleared	Net unrealized appreciation(a)	—	—	—	—	519,709	—	519,709

		$—	$—	$—	$—	$611,874	$—	$611,874

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation(a)	$—	$—	$—	$—	$472,182	$—	$472,182
Swaps — centrally cleared	Net unrealized depreciation(a)	—	—	—	—	88,271	—	88,271
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	1,366,134	—	—	—	—	1,366,134

		$—	$1,366,134	$—	$—	$560,453	$—	$1,926,587

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

58	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2018	Series M Portfolio

For the year ended March 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts.	$—	$—	$—	$—	$1,606,689	$—	$1,606,689
Options purchased(a)	—	—	—	—	777,120	—	777,120
Options written	—	—	—	—	(480,886)	—	(480,886)
Swaps	—	(55,705)	—	—	16,840	—	(38,865)

	$—	$(55,705)	$—	$—	$1,919,763	$—	$1,864,058

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts.	$—	$—	$—	$—	$(153,351)	$—	$(153,351)
Swaps	—	(181,332)	—		121,730	—	(59,602)

	$—	$(181,332)	$—	$—	$(31,621)	$—	$(212,953)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$68,980,699
Average notional value of contracts — short	$129,459,659
Options:
Average value of option contracts purchased	$110,583
Average value of option contracts written	$25,781
Credit default swaps:
Average notional value — buy protection	$13,525,000
Average notional value — sell protection	$7,341,250
Interest rate swaps:
Average notional value — pays fixed rate	$21,409,000
Average notional value — receives fixed rate	$21,805,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments—Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Swaps — Centrally cleared	$433,015	$—
Swaps — OTC(a)	—	1,366,134

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$433,015	$1,366,134
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(433,015)	—

Total derivative assets and liabilities subject to an MNA	$—	$1,366,134

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

SCHEDULE OF INVESTMENTS	59

Schedule of Investments (continued) March 31, 2018	Series M Portfolio

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (a)
Credit Suisse International.	$333,575	$—	$—	$—	$333,575
Deutsche Bank AG	1,032,559	—	—	—	1,032,559

	$1,366,134	$—	$—	$—	$1,366,134

(a)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$39,315,608	$—	$39,315,608
Non-Agency Mortgage-Backed Securities	—	114,942,525	—	114,942,525
U.S. Government Sponsored Agency Securities	—	1,328,876,959	1,899,584	1,330,776,543
U.S. Treasury Obligations	—	8,621,016	—	8,621,016
Short-Term Securities	71,060,967	—	—	71,060,967
Liabilities
TBA Sale Commitments	—	(501,482,193)	—	(501,482,193)

	$71,060,967	$990,273,915	$1,899,584	$1,063,234,466

Derivative Financial Instruments(a)
Assets
Interest rate contracts	$92,165	$519,709	$—	$611,874
Liabilities
Credit contracts	—	(181,332)	—	(181,332)
Interest rate contracts	(472,182)	(88,271)	—	(560,453)

	$(380,017)	$250,106	$—	$(129,911)

(a)	Derivative financial instruments are swaps and futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended March 31, 2018, there were no transfers between levels.

See notes to financial statements.

60	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments March 31, 2018	Series P Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Affiliated Investment Companies — 29.7%
BlackRock Allocation Target Shares: Series S Portfolio(a)	2,660,907	$24,959,306

Value
Total Affiliated Investment Companies — 29.7% (Cost: $25,811,836)	$24,959,306
Other Assets Less Liabilities — 70.3%	59,120,839

Net Assets — 100.0%	$84,080,145

(a)	During the year ended March 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate	Shares Held at 03/31/17	Shares Purchased	Shares Sold	Shares Held at 03/31/18	Value at 03/31/18	Income	Net Realized Loss	Change in Unrealized Appreciation (Depreciation)
BlackRock Allocation Target Shares: Series S Portfolio	3,844,957	189,105	1,373,155	2,660,907	$24,959,306	$913,228	$(420,167)	$(3,712)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Ultra Treasury Bonds (10 Year)	47	06/20/18	$6,103	$60,323

				60,323

Short Contracts
U.S. Treasury Notes (10 Year)	190	06/20/18	23,017	(167,464)
U.S. Treasury Notes (2 Year)	181	06/29/18	38,482	(552)
U.S. Treasury Notes (5 Year)	21	06/29/18	2,404	(10,198)

				(178,214)

				$(117,891)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Recieved)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-month
LIBOR, 2.31%	Quarterly	2.57%	Semi-annual	07/05/18	(a)	03/31/20	$39,500	$(28,233)	$(9,354)	$(18,879)
2.29%	Semi-annual	3-month LIBOR, 2.31%	Quarterly	N/A		08/15/26	$22,000	744,691	297	744,394
2.23%	Semi-annual	3-month LIBOR, 2.31%	Quarterly	N/A		04/24/27	$26,460	964,382	384	963,998
2.27%	Semi-annual	3-month LIBOR, 2.31%	Quarterly	N/A		05/18/27	$6,500	216,852	94	216,758
2.23%	Semi-annual	3-month LIBOR, 2.31%	Quarterly	N/A		08/11/27	$3,850	168,677	61	168,616
2.90%	Semi-annual	3-month LIBOR, 2.31%	Quarterly	06/29/18	(a)	11/15/27	$11,152	(111,716)	(691)	(111,025)

								$1,954,653	$(9,209)	$1,963,862

(a)	Forward swap.

SCHEDULE OF INVESTMENTS	61

Schedule of Investments (continued) March 31, 2018	Series P Portfolio

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleard Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$836	$10,045	$2,093,766	$129,904

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation(a)	$—	$—	$—	$—	$60,323	$—	$60,323
Swaps — centrally cleared	Net unrealized appreciation(a)	—	—	—	—	2,093,766	—	2,093,766

		$—	$—	$—	$—	$2,154,089	$—	$2,154,089

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation(a)	$—	$—	$—	$—	$178,214	$—	$178,214
Swaps — centrally cleared	Net unrealized depreciation(a)	—	—	—	—	129,904	—	129,904

		$—	$—	$—	$—	$308,118	$—	$308,118

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended March 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$—	$—	$—	$—	$147,333	$—	$147,333
Swaps	—	—	—	—	(721,089)	—	(721,089)

	$—	$—	$—	$—	$(573,756)	$—	$(573,756)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts.	$—	$—	$—	$—	$154,519	$—	$154,519
Swaps	—	—	—	—	1,753,748	—	1,753,748

	$—	$—	$—	$—	$1,908,267	$—	$1,908,267

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,970,766
Average notional value of contracts — short	$58,205,164
Interest rate swaps:
Average notional value — pays fixed rate	$69,635,500
Average notional value — receives fixed rate	$13,250,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

62	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2018	Series P Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Affiliated Investment Companies	$24,959,306	$—	$—	$24,959,306

Derivative Financial Instruments(a)
Assets
Interest rate contracts	$60,323	$2,093,766	$—	$2,154,089
Liabilities
Interest rate contracts	(178,214)	(129,904)	—	(308,118)

	$(117,891)	$1,963,862	$—	$1,845,971

(a)	Derivative financial instruments are swaps and futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended March 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	63

Schedule of Investments March 31, 2018	Series S Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Asset-Backed Securities — 32.3%
AmeriCredit Automobile Receivables Trust:
Series 2013-5, Class C, 2.29%, 11/08/19	$41	$41,424
Series 2016-3, Class A3, 1.46%, 05/10/21	1,790	1,779,756
Arbor Realty Commercial Real Estate Notes Ltd., Series 2016-FL1A, Class A, (1 mo. LIBOR US + 1.700%), 3.48%, 09/15/26(a)(b)	350	355,832
Atrium X, Series 10A, Class AR, (3 mo. LIBOR US + 0.950%), 2.67%, 07/16/25(a)(b)	2,731	2,731,735
B2R Mortgage Trust, Series 2015-1, Class A1, 2.52%, 05/15/48(b)	561	554,156
BlueMountain CLO Ltd., Series 2013-4A, Class AR, (3 mo. LIBOR US + 1.010%), 2.73%, 04/15/25(a)(b)	2,500	2,501,635
Capital One Multi-Asset Execution Trust, Series 2016-A4, Class A4, 1.33%, 06/15/22	1,300	1,277,561
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class AR, (3 mo. LIBOR US + 1.450%), 3.20%, 01/20/29(a)(b)	1,000	1,005,137
CarMax Auto Owner Trust:
Series 2015-3, Class A4, 1.98%, 02/16/21	2,550	2,526,504
Series 2016-2, Class A3, 1.52%, 02/16/21	385	381,872
Chase Issuance Trust:
Series 2012-A4, Class A4, 1.58%, 08/16/21	2,379	2,345,978
Series 2016-A2, Class A, 1.37%, 06/15/21	3,500	3,450,415
Chesapeake Funding II LLC, Series 2016-2A, Class A1, 1.88%, 06/15/28(b)	993	987,850
CIFC Funding Ltd., Series 2014-2A, Class A1LR, (3 mo. LIBOR US + 1.200%), 3.14%, 05/24/26(a)(b)	4,000	4,003,708
CNH Equipment Trust:
Series 2016-B, Class A3, 1.63%, 08/15/21	770	762,634
Series 2016-C, Class A3, 1.44%, 12/15/21	1,340	1,320,258
Credit Acceptance Auto Loan Trust:
Series 2016-2A, Class A, 2.42%, 11/15/23(b)	3,310	3,302,063
Series 2016-3A, Class A, 2.15%, 04/15/24(b)	2,200	2,181,470
Discover Card Execution Note Trust:
Series 2015-A2, Class A, 1.90%, 10/17/22	1,000	983,844
Series 2016-A4, Class A4, 1.39%, 03/15/22	300	294,755
Enterprise Fleet Financing LLC:
Series 2016-2 Class A2, 1.74%, 02/22/22(b)	714	710,833
Series 2016-2, Class A3, 2.04%, 02/22/22(b)	530	524,078
Series 2017-1, Class A2, 2.13%, 07/20/22(b)	225	224,156
Series 2017-1, Class A3, 2.60%, 07/20/22(b)	210	209,044
Ford Credit Auto Owner Trust, Series 2016-C, Class A4, 1.40%, 02/15/22	680	660,462
Greystone Commercial Real Estate Notes Ltd., Series 2017-FL1A, Class A, (1 mo. LIBOR US + 1.550%), 3.33%, 03/15/27(a)(b)(c)	610	609,939
Honda Auto Receivables Owner Trust, Series 2016-4, Class A4, 1.36%, 01/18/23	640	624,314
Mercedes-Benz Receivables Trust, Series 2016-1, Class A4, 1.46%, 12/15/22	2,000	1,955,718

Security	Par (000)	Value
Mill City Mortgage Loan Trust, Series 2016-1, Class A1, 2.50%, 04/25/57(b)(d)	$821	$809,206
Nissan Master Owner Trust Receivables, Series 2016-A, Class A2, 1.54%, 06/15/21	1,090	1,075,573
PFS Financing Corp.:
Series 2015-AA, Class A, (1 mo. LIBOR US + 0.620%), 2.40%, 04/15/20(a)(b)	1,600	1,599,049
Series 2016-BA, Class A, 1.87%, 10/15/21(b)	190	187,156
Santander Drive Auto Receivables Trust, Series 2017-1, Class A3, 1.77%, 09/15/20	140	139,561
SLM Private Education Loan Trust:
Series 2011-A, Class A3, (1 mo. LIBOR US + 2.500%), 4.28%, 01/15/43(a)(b)	2,000	2,062,737
Series 2012-C, Class A2, 3.31%, 10/15/46(b)	227	226,916
Series 2013-A, Class A2B, (1 mo. LIBOR US + 1.050%), 2.83%, 05/17/27(a)(b)	1,117	1,120,718
SLM Student Loan Trust, Series 2013-4, Class A, (1 mo. LIBOR US + 0.550%), 2.42%, 06/25/43(a)	359	359,421
SMB Private Education Loan Trust, Series 2016-B, Class A2A, 2.43%, 02/17/32(b)	768	748,592
SoFi Professional Loan Program LLC:
Series 2015-A, Class A1, (1 mo. LIBOR US + 1.200%), 3.07%, 03/25/33(a)(b)	1,149	1,162,135
Series 2015-B, Class A2, 2.51%, 09/27/32(b)	1,025	1,012,219
Series 2015-D, Class A2, 2.72%, 10/27/36(b)	502	497,441
Series 2016-A, Class A2, 2.76%, 12/26/36(b)	1,653	1,637,759
Series 2016-C, Class A2B, 2.36%, 12/27/32(b)	150	145,781
Series 2016-D, Class A2A, 1.53%, 04/25/33(b)	122	120,890
Series 2016-D, Class A2B, 2.34%, 04/25/33(b)	130	126,244
Series 2016-E, Class A2B, 2.49%, 01/25/36(b)	460	450,538
Springleaf Funding Trust, Series 2015-AA, Class A, 3.16%, 11/15/24(b)	843	843,821
Synchrony Credit Card Master Note Trust, Series 2015-1, Class A, 2.37%, 03/15/23	1,185	1,175,908
Towd Point Mortgage Trust, Series 2016-3, Class A1, 2.25%, 04/25/56(b)(d)	508	499,459
Wheels SPV 2 LLC, Series 2016-1A, Class A2, 1.59%, 05/20/25(b)	115	114,171
World Financial Network Credit Card Master Trust:
Series 2012-A, Class A, 3.14%, 01/17/23	2,065	2,073,513
Series 2012-D, Class B, 3.34%, 04/17/23	330	330,542

Total Asset-Backed Securities — 32.3% (Cost: $57,318,230)		56,826,481

64	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2018	Series S Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Capital Trusts — 0.1%

Multi-Utilities — 0.1%
Dominion Energy, Inc., 2.58%, 07/01/20	$110	$108,611

Total Capital Trusts — 0.1% (Cost: $110,083)		108,611

Corporate Bonds — 65.0%
Aerospace & Defense — 0.6%
Lockheed Martin Corp., 2.50%, 11/23/20	400	396,343
Northrop Grumman Corp., 2.08%, 10/15/20	275	269,102
United Technologies Corp. :
1.90%, 05/04/20	115	112,675
3.10%, 06/01/22	200	198,370

		976,490
Airlines — 0.6%
Delta Air Lines, Inc. :
2.88%, 03/13/20	133	132,133
3.63%, 03/15/22	625	624,232
Virgin Australia Trust, Series 2013-1A, 5.00%, 04/23/25(b)	245	251,831

		1,008,196
Automobiles — 1.3%
Daimler Finance North America LLC, 1.50%, 07/05/19(b)(e)	1,750	1,720,434
Volkswagen Group of America Finance LLC :
2.13%, 05/23/19(b)	350	347,694
2.40%, 05/22/20(b)	315	310,653

		2,378,781
Banks — 18.4%
ANZ New Zealand International Ltd., 2.88%, 01/25/22(b)	615	605,326
Australia & New Zealand Banking Group Ltd., 2.55%, 11/23/21	450	439,647
Bank Nederlandse Gemeenten NV, 1.75%, 10/30/19(b)(e)	1,500	1,483,527
Bank of America Corp. :
2.25%, 04/21/20	570	561,705
(3 mo. LIBOR US + 1.160%), 3.12%, 01/20/23(e)(f)	675	668,248
(3 mo. LIBOR US + 1.021%), 2.88%, 04/24/23(e)(f)	1,105	1,081,996
Bank of Montreal, 2.10%, 12/12/19	325	320,772
Barclays PLC :
3.25%, 01/12/21	230	228,344
3.68%, 01/10/23(e)	785	778,184
4.38%, 09/11/24	500	488,422
BB&T Corp., 2.45%, 01/15/20(e)	1,500	1,487,518
BNP Paribas SA, 3.80%, 01/10/24(b)(e)	485	483,817
BPCE SA, 2.75%, 01/11/23(b)	475	458,522
Citigroup, Inc. :
2.45%, 01/10/20	220	217,956
2.90%, 12/08/21	755	743,498
2.75%, 04/25/22	330	321,457
(3 mo. LIBOR US + 0.950%), 2.88%, 07/24/23(f)	100	97,306
Citizens Bank N.A. :
2.30%, 12/03/18	335	333,845
2.45%, 12/04/19(e)	1,250	1,236,297
2.55%, 05/13/21	250	244,049
Commonwealth Bank of Australia :
2.25%, 03/10/20(b)	600	591,528
2.75%, 03/10/22(b)	400	393,220
Deutsche Bank AG, 3.15%, 01/22/21	395	389,111
Discover Bank, 3.35%, 02/06/23	250	246,032
Fifth Third Bancorp, 2.60%, 06/15/22	400	387,844

Security	Par (000)	Value
Banks (continued)
HSBC Holdings PLC, 2.95%, 05/25/21(e)	$1,925	$1,905,739
Huntington Bancshares, Inc., 2.30%, 01/14/22	500	478,986
Huntington National Bank, 2.88%, 08/20/20(e)	665	661,507
Intesa Sanpaolo SpA, 3.38%, 01/12/23(b)	235	229,416
JPMorgan Chase & Co. :
2.75%, 06/23/20(e)	1,770	1,760,116
2.55%, 03/01/21(e)	700	688,759
(3 mo. LIBOR US + 0.935%), 2.78%, 04/25/23(f)	405	395,562
KeyBank N.A. :
2.25%, 03/16/20	890	878,459
2.50%, 11/22/21(e)	500	488,255
Lloyds Bank PLC, 2.70%, 08/17/20	550	544,313
Lloyds Banking Group PLC :
3.00%, 01/11/22	420	413,427
4.50%, 11/04/24	475	477,676
Mitsubishi UFJ Financial Group, Inc., 2.95%, 03/01/21	291	289,168
Mizuho Financial Group, Inc., 2.95%, 02/28/22	465	457,130
Oesterreichische Kontrollbank AG, 1.50%, 10/21/20	850	827,679
Royal Bank of Canada, 2.75%, 02/01/22	410	404,335
Santander Holdings USA, Inc., 3.70%, 03/28/22	210	210,443
Santander UK PLC, 2.13%, 11/03/20	755	737,457
Skandinaviska Enskilda Banken AB, 2.30%, 03/11/20(e)	1,325	1,306,428
Sumitomo Mitsui Financial Group, Inc. :
2.44%, 10/19/21	375	364,212
2.85%, 01/11/22	605	594,820
SunTrust Bank, 2.45%, 08/01/22	750	722,591
Swedbank AB :
2.20%, 03/04/20(b)	610	600,231
2.65%, 03/10/21(b)	500	492,439
U.S. Bancorp, 2.63%, 01/24/22	500	492,706
Wells Fargo & Co. :
2.63%, 07/22/22(e)	830	802,854
3.07%, 01/24/23	415	408,101
Westpac Banking Corp., 1.60%, 08/19/19(e)	530	521,596

		32,442,576
Beverages — 0.6%
Anheuser-Busch InBev Finance, Inc., 3.30%, 02/01/23	1,000	1,000,735

Biotechnology — 2.0%
AbbVie, Inc., 2.50%, 05/14/20(e)	1,695	1,673,068
Amgen, Inc. :
2.20%, 05/22/19(e)	810	804,896
2.20%, 05/11/20(e)	745	734,489
Gilead Sciences, Inc., 1.95%, 03/01/22	320	306,232

		3,518,685
Capital Markets — 5.0%
Bank of New York Mellon Corp., 2.15%, 02/24/20(e)	175	172,672
Credit Suisse AG, 2.30%, 05/28/19(e)	770	765,093
Credit Suisse Group AG, 3.57%, 01/09/23(b)(e)	625	621,300
E*TRADE Financial Corp., 2.95%, 08/24/22	280	272,568
Goldman Sachs Group, Inc. :
2.60%, 12/27/20	480	472,820
3.00%, 04/26/22	1,900	1,865,660
(3 mo. LIBOR US + 1.053%), 2.91%, 06/05/23(f)	500	486,617
Moody’s Corp., 2.75%, 07/15/19(e)	690	687,755
Morgan Stanley :
2.80%, 06/16/20	915	908,844
2.63%, 11/17/21	500	488,163

SCHEDULE OF INVESTMENTS	65

Schedule of Investments (continued) March 31, 2018	Series S Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Capital Markets (continued)
(3 mo. LIBOR US + 0.930%), 2.68%, 07/22/22(a)	$1,195	$1,199,529
UBS Group Funding Switzerland AG :
2.65%, 02/01/22(b)	200	193,914
3.49%, 05/23/23(b)(e)	765	755,794

		8,890,729
Chemicals — 0.3%
Air Liquide Finance SA, 1.75%, 09/27/21(b)	200	190,738
Dow Chemical Co., 4.25%, 11/15/20	110	112,850
E.I. du Pont de Nemours & Co., 2.20%, 05/01/20	245	241,613

		545,201
Commercial Services & Supplies — 0.1%
Aviation Capital Group Corp., 2.88%, 01/20/22(b)	195	190,979

Consumer Finance — 4.9%
American Express Co., 2.50%, 08/01/22(e)	800	771,672
Capital One Financial Corp. :
2.45%, 04/24/19(e)	1,154	1,148,834
2.50%, 05/12/20	475	467,576
Capital One N.A., 2.25%, 09/13/21	500	481,039
ERAC USA Finance LLC, 2.60%, 12/01/21(b)	350	341,112
Ford Motor Credit Co. LLC :
2.94%, 01/08/19	400	400,085
2.68%, 01/09/20	510	505,710
8.13%, 01/15/20(e)	700	757,824
2.43%, 06/12/20	200	196,300
General Motors Financial Co., Inc. :
3.10%, 01/15/19	470	470,506
3.15%, 01/15/20(e)	610	609,742
3.20%, 07/13/20	396	394,939
Nissan Motor Acceptance Corp. :
2.00%, 03/08/19(b)	340	337,436
2.25%, 01/13/20(b)(e)	795	785,439
Synchrony Financial, 3.00%, 08/15/19	900	897,286

		8,565,500
Containers & Packaging — 0.0%
WestRock Co., 3.75%, 03/15/25(b)	70	69,838

Diversified Financial Services — 2.1%
AerCap Ireland Capital DAC/AerCap Global
Aviation Trust :
4.63%, 10/30/20	505	519,810
3.95%, 02/01/22	650	651,658
3.50%, 05/26/22	170	167,464
BP Capital Markets PLC, 2.52%, 01/15/20	760	755,604
CK Hutchison International 16 Ltd., 1.88%, 10/03/21(b)	295	282,067
Deutsche Telekom International Finance BV, 2.82%, 01/19/22(b)(e)	230	225,938
Enel Finance International NV, 2.88%, 05/25/22(b)	200	195,184
GE Capital International Funding Co., 2.34%, 11/15/20	600	586,775
Hyundai Capital America :
2.40%, 10/30/18(b)	140	139,596
2.55%, 04/03/20(b)	215	211,655

		3,735,751
Diversified Telecommunication Services — 0.8%
AT&T Inc. :
3.20%, 03/01/22	310	308,353
3.60%, 02/17/23	580	583,464

Security	Par (000)	Value
Diversified Telecommunication Services (continued)
Verizon Communications, Inc. :
2.95%, 03/15/22	$390	$383,444
3.38%, 02/15/25	167	164,147

		1,439,408
Electric Utilities — 1.1%
Duke Energy Corp., 1.80%, 09/01/21	370	352,185
Emera U.S. Finance LP, 2.15%, 06/15/19	235	232,166
Eversource Energy, 2.75%, 03/15/22	415	406,757
Exelon Corp., 2.45%, 04/15/21	255	249,223
FirstEnergy Corp., 2.85%, 07/15/22	159	154,344
Georgia Power Co., 2.00%, 09/08/20	525	513,245
ITC Holdings Corp., 2.70%, 11/15/22(b)	85	82,477

		1,990,397
Electronic Equipment, Instruments & Components — 0.2%
Amphenol Corp., 2.20%, 04/01/20	290	285,863

Energy Equipment & Services — 0.1%
Baker Hughes a GE Co. LLC / Baker Hughes
Co-Obligor, Inc., 2.77%, 12/15/22	225	220,319

Equity Real Estate Investment Trusts (REITs) — 1.5%
American Tower Corp., 2.25%, 01/15/22	140	133,877
Crown Castle International Corp. :
3.40%, 02/15/21	615	617,331
2.25%, 09/01/21	315	303,618
3.20%, 09/01/24	385	369,135
HCP, Inc., 3.75%, 02/01/19(e)	800	804,054
Realty Income Corp., 3.25%, 10/15/22	375	372,046

		2,600,061
Food & Staples Retailing — 1.6%
Alimentation Couche-Tard, Inc., 2.70%, 07/26/22(b)	350	339,328
CVS Health Corp. :
2.25%, 08/12/19	131	129,690
2.80%, 07/20/20	155	153,894
2.13%, 06/01/21(e)	325	313,984
3.70%, 03/09/23	695	698,774
Walgreen Co., 3.10%, 09/15/22	200	195,855
Walgreens Boots Alliance, Inc., 2.70%, 11/18/19	950	945,378

		2,776,903
Food Products — 0.9%
Kraft Heinz Foods Co., 2.80%, 07/02/20	255	253,234
Tyson Foods, Inc., 2.25%, 08/23/21	165	159,126
Wm. Wrigley Jr. Co. :
2.90%, 10/21/19(b)(e)	595	595,302
3.38%, 10/21/20(b)(e)	595	600,040

		1,607,702
Health Care Equipment & Supplies — 1.2%
Abbott Laboratories :
2.00%, 09/15/18(e)	615	613,634
2.90%, 11/30/21	850	841,006
Becton Dickinson and Co., 2.40%, 06/05/20	280	274,580
Stryker Corp., 2.00%, 03/08/19	315	312,912

		2,042,132
Health Care Providers & Services — 0.1%
Anthem, Inc., 2.50%, 11/21/20	175	172,035

Hotels, Restaurants & Leisure — 0.9%
Carnival Corp., 3.95%, 10/15/20	600	615,160
Marriott International, Inc., 3.13%, 10/15/21	1,005	996,348

		1,611,508

66	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2018	Series S Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Industrial Conglomerates — 0.1%
Roper Technologies, Inc., 2.80%, 12/15/21	$130	$127,882

Insurance — 2.2%
AIA Group Ltd., 2.25%, 03/11/19(b)(e)	500	496,310
American International Group, Inc., 2.30%, 07/16/19(e)	655	648,914
Aon PLC, 2.80%, 03/15/21	560	554,184
AXIS Specialty Finance PLC, 2.65%, 04/01/19(e)	736	734,389
Hartford Financial Services Group, Inc., 5.13%, 04/15/22	235	250,080
Marsh & McLennan Cos., Inc., 2.35%, 09/10/19(e)	100	99,434
MassMutual Global Funding II, 2.00%, 04/15/21(b)(e)	500	485,248
New York Life Global Funding, 2.00%, 04/13/21(b)	230	223,265
Pricoa Global Funding I, 2.45%, 09/21/22(b)	170	164,939
Willis North America, Inc., 3.60%, 05/15/24	135	132,798

		3,789,561
Internet Software & Services — 0.3%
Baidu, Inc., 2.88%, 07/06/22	300	290,902
eBay, Inc., 2.15%, 06/05/20	290	284,579

		575,481
IT Services — 0.6%
Fidelity National Information Services, Inc., 3.63%, 10/15/20	985	997,373

Life Sciences Tools & Services — 0.8%
Thermo Fisher Scientific, Inc., 3.30%, 02/15/22	1,400	1,397,184

Machinery — 0.1%
John Deere Capital Corp., 2.35%, 01/08/21	195	191,964

Media — 2.2%
Charter Communications Operating LLC/Charter
Communications Operating Capital, 4.46%, 07/23/22	440	449,455
NBCUniversal Enterprise, Inc., (3 mo. LIBOR US
+ 0.400%), 2.71%, 04/01/21(a)(b)	300	300,902
NBCUniversal Media LLC, 5.15%, 04/30/20	1,220	1,273,391
Omnicom Group, Inc., 4.45%, 08/15/20	465	479,031
Sky PLC, 2.63%, 09/16/19(b)(e)	1,255	1,249,714
Time Warner, Inc., 4.70%, 01/15/21	100	103,954

		3,856,447
Metals & Mining — 0.3%
Anglo American Capital PLC, 4.13%, 04/15/21(b)	200	202,882
Newmont Mining Corp., 3.50%, 03/15/22	190	190,274
Vale Overseas, Ltd., 4.38%, 01/11/22	67	68,742

		461,898
Multi-Utilities — 0.3%
CenterPoint Energy, Inc., 2.50%, 09/01/22	270	261,660
Sempra Energy, (3 mo. LIBOR US + 0.500%), 2.21%, 01/15/21(a)	220	220,161

		481,821
Oil, Gas & Consumable Fuels — 3.3%
Andeavor Logistics LP/Tesoro Logistics Finance Corp. :
6.25%, 10/15/22	53	55,586
3.50%, 12/01/22	145	142,494
Apache Corp. :
6.90%, 09/15/18	58	59,099
3.25%, 04/15/22	245	242,202
Devon Energy Corp., 3.25%, 05/15/22	520	513,726

Security	Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Enbridge Energy Partners LP, 4.38%, 10/15/20	$350	$357,757
Enbridge, Inc., 2.90%, 07/15/22	225	218,285
Energy Transfer Partners LP :
4.15%, 10/01/20	750	760,419
3.60%, 02/01/23	150	146,217
Enterprise Products Operating LLC, 2.55%, 10/15/19	285	283,225
EOG Resources, Inc., 2.45%, 04/01/20	345	341,519
Kinder Morgan Energy Partners LP, 3.50%, 03/01/21	680	679,735
Kinder Morgan, Inc. :
3.05%, 12/01/19	145	144,625
3.15%, 01/15/23	465	452,512
Pioneer Natural Resources Co. :
7.50%, 01/15/20	45	48,419
3.45%, 01/15/21	385	387,396
Sabine Pass Liquefaction LLC, 5.63%, 02/01/21	340	357,476
Schlumberger Investment SA, 3.30%, 09/14/21(b)	500	502,747
Texas Eastern Transmission LP, 2.80%, 10/15/22(b)	190	182,474

		5,875,913
Pharmaceuticals — 2.0%
Allergan Funding SCS :
3.00%, 03/12/20(e)	2,100	2,089,172
3.45%, 03/15/22	200	198,290
Mylan NV, 2.50%, 06/07/19	125	124,029
Shire Acquisitions Investments Ireland DAC, 2.40%, 09/23/21(e)	1,175	1,134,488

		3,545,979
Road & Rail — 1.6%
Penske Truck Leasing Co. LP/PTL Finance Corp. :
2.50%, 06/15/19(b)	320	318,394
3.05%, 01/09/20(b)	1,545	1,544,150
3.20%, 07/15/20(b)	290	290,418
3.38%, 02/01/22(b)	440	437,600
Ryder System, Inc. :
2.45%, 11/15/18	125	124,903
2.88%, 09/01/20(e)	60	59,623

		2,775,088
Semiconductors & Semiconductor Equipment — 2.0%
Analog Devices, Inc., 2.85%, 03/12/20	70	69,886
Broadcom Corp./Broadcom Cayman Finance Ltd. :
2.38%, 01/15/20(e)	335	330,326
3.00%, 01/15/22	579	568,142
Intel Corp., 2.45%, 07/29/20	390	387,781
Lam Research Corp., 2.80%, 06/15/21	1,215	1,198,980
NVIDIA Corp., 2.20%, 09/16/21	750	731,305
QUALCOMM, Inc., 3.00%, 05/20/22	195	192,093

		3,478,513
Software — 0.7%
CA, Inc., 3.60%, 08/15/22	265	267,345
Oracle Corp., 2.80%, 07/08/21	995	992,235

		1,259,580
Technology Hardware, Storage & Peripherals — 0.6%
Dell International LLC/EMC Corp., 4.42%, 06/15/21(b)	53	54,366
Hewlett Packard Enterprise Co. :
2.10%, 10/04/19(b)	160	157,891

SCHEDULE OF INVESTMENTS	67

Schedule of Investments (continued) March 31, 2018	Series S Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Technology Hardware, Storage & Peripherals (continued)
3.60%, 10/15/20	$600	$605,551
NetApp, Inc., 2.00%, 09/27/19	320	315,044

		1,132,852
Tobacco — 1.8%
Altria Group, Inc. :
2.63%, 01/14/20(e)	1,000	994,090
4.75%, 05/05/21(e)	240	250,859
Philip Morris International, Inc. :
4.50%, 03/26/20	325	334,572
1.88%, 02/25/21	160	154,723
Reynolds American, Inc., 3.25%, 06/12/20	1,368	1,368,132

		3,102,376
Trading Companies & Distributors — 1.6%
Air Lease Corp. :
2.63%, 09/04/18	35	34,961
3.38%, 01/15/19	125	125,468
2.50%, 03/01/21	425	416,586
3.38%, 06/01/21	155	155,247
2.63%, 07/01/22	650	627,636
GATX Corp., 2.50%, 03/15/19(e)	1,000	996,217
International Lease Finance Corp., 4.63%, 04/15/21	468	483,042

		2,839,157
Wireless Telecommunication Services — 0.2%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC :
3.36%, 03/20/23(b)	175	173,906
4.74%, 09/20/29(b)	200	200,750

		374,656
Total Corporate Bonds — 65.0% (Cost: $116,116,931)		114,333,514

Non-Agency Mortgage-Backed Securities — 12.2%

Collateralized Mortgage Obligations — 1.0%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-7, Class 4A, 3.80%, 10/25/34(d)	2	2,405
Bear Stearns Alt-A Trust, Series 2004-13, Class A1, (1 mo. LIBOR US + 0.740%), 2.61%, 11/25/34(a)	1	1,437
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB1, Class 2A, 3.41%, 05/20/34(d)	74	74,267
JP Morgan Trust:
Series 2015-3, Class A5, 3.50%, 05/25/45(b)(d)	851	855,437
Series 2016-2, Class A1, 2.70%, 06/25/46(b)(d)	749	744,630
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 4A1, 3.54%, 06/25/34(d)	57	57,750

		1,735,926
Commercial Mortgage-Backed Securities — 10.7%
CGBAM Commercial Mortgage Trust, Series 2015-SMRT, Class B, 3.21%, 04/10/28(b)	830	824,001
Commercial Mortgage Trust:
Series 2013-CR12, Class A2, 2.90%, 10/10/46	1,730	1,731,859
Series 2013-SFS, Class A1, 1.87%, 04/12/35(b)	263	254,112
Series 2014-UBS2, Class A2, 2.82%, 03/10/47	1,380	1,382,301
Series 2014-UBS6, Class ASB, 3.39%, 12/10/47	1,110	1,120,533

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Series 2015-CR23, Class A2, 2.85%, 05/10/48	$3,740	$3,742,029
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFL1, (1 mo. LIBOR US + 1.300%), 3.14%, 12/15/34(a)(b)	186	185,701
GS Mortgage Securities Trust, Series 2013-GC16, Class AAB, 3.81%, 11/10/46	1,500	1,532,629
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2012-CBX, Class A4, 3.48%, 06/15/45	3,000	3,024,751
Series 2016-WPT, Class A, (1 mo. LIBOR US + 1.450%), 3.23%, 10/15/33(a)(b)	500	500,486
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM, 6.11%, 07/15/40(d)	830	829,288
Morgan Stanley Capital I Trust:
Series 2012-C4, Class A4, 3.24%, 03/15/45	1,900	1,902,797
Series 2014-CPT, Class A, 3.35%, 07/13/29(b)	1,300	1,311,839
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM, 6.01%, 02/15/51(d)	312	319,800
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class A, (1 mo. LIBOR US + 1.350%), 3.13%, 06/15/29(a)(b)	150	150,315

		18,812,441
Interest Only Commercial Mortgage-Backed Securities — 0.5%
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class XA, 0.78%, 09/15/48(d)	5,012	219,647
Commercial Mortgage Trust:
Series 2015-CR23, Class XA, 0.98%, 05/10/48(d)	2,565	117,543
Series 2015-LC21, Class XA, 0.84%, 07/10/48(d)	6,358	243,509
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class XA, 1.81%, 01/15/49(d)	992	99,488
WFRBS Commercial Mortgage Trust, Series 2013-C14, Class XA, 0.79%, 06/15/46(d)	9,228	279,118

		959,305
Total Non-Agency Mortgage-Backed Securities — 12.2% (Cost: $22,276,134)		21,507,672

U.S. Government Sponsored Agency Securities — 31.0%

Collateralized Mortgage Obligations — 3.3%
Freddie Mac:
Series 3959, Class MA, 4.50%, 11/15/41	254	266,292
Series 3986, Class M, 4.50%, 09/15/41	267	279,793
Series 4239, Class AB, 4.00%, 12/15/39	753	775,635
Series 4253, Class PA, 3.50%, 08/15/41	642	650,845
Series 4274, Class PN, 3.50%, 10/15/35	478	487,737
Series 4390, Class CA, 3.50%, 06/15/50	474	481,755
Series 4459, Class BN, 3.00%, 08/15/43	892	884,433
Series 4482, Class DH, 3.00%, 06/15/42	502	501,982
Series 4493, Class PA, 3.00%, 02/15/44	679	681,484
Series 4494, Class KA, 3.75%, 10/15/42	823	845,352

		5,855,308

68	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2018	Series S Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Commercial Mortgage-Backed Securities — 0.5%
Freddie Mac, Series KP03, Class A2, 1.78%, 07/25/19	$781	$774,318

Interest Only Commercial Mortgage-Backed Securities — 0.1%
Fannie Mae, Series 2013-M5, Class X2, 2.18%, 01/25/22(d)	1,206	53,588
Freddie Mac, Series KW01, Class X1, 0.98%, 01/25/26(d)	2,100	127,587

		181,175
Mortgage-Backed Securities — 27.1%
Fannie Mae Mortgage-Backed Securities:
2.50%, 12/01/27-04/01/33(e)(g)	16,636	16,308,750
3.00%, 04/01/33(g)	9,700	9,687,371
3.50%, 04/01/33(g)	8,110	8,268,259
4.00%, 04/01/33(g)	1,345	1,382,910
4.50%, 09/01/26(e)	112	116,760
5.00%, 07/01/19-07/01/25(e)	203	206,501
(12 mo. LIBOR US + 1.578), 2.89%, 07/01/44(a)(e)	1,163	1,173,783
(12 mo. LIBOR US + 1.590), 2.95%, 10/01/45(a)(e)	2,090	2,097,978
(12 mo. LIBOR US + 1.590), 3.15%, 06/01/45(a)(e)	1,387	1,398,451
(12 mo. LIBOR US + 1.695), 2.72%, 07/01/43(a)(e)	1,882	1,889,046
Freddie Mac Mortgage-Backed Securities:
2.50%, 11/01/27(e)	915	903,206
5.00%, 01/01/19-09/01/21(e)	71	72,187
5.50%, 05/01/22(e)	101	103,569
(12 mo. LIBOR US + 1.620%), 2.62%, 03/01/45(a)(e)	1,629	1,631,664
(12 mo. LIBOR US + 1.622%), 3.04%, 05/01/45(a)(e)	2,463	2,472,774

		47,713,209
Total U.S. Government Sponsored Agency Securities — 31.0% (Cost: $54,909,509)		54,524,010

Total Long-Term Investments — 140.6% (Cost: $250,730,887)		247,300,288

	Shares
Short-Term Securities — 6.7%
Dreyfus Treasury Securities Cash Management, Institutional Class, 1.18%(h)	11,876,839	11,876,839

Total Short-Term Securities — 6.7% (Cost: $11,876,839)		11,876,839

Options Purchased — 0.0% (Cost: $39,038)		27,629

Total Investments — 147.3% (Cost: $262,646,764)		259,204,756
Liabilities in Excess of Other Assets — (47.3)%		(83,265,683)

Net Assets — 100.0%		$175,939,073

SCHEDULE OF INVESTMENTS	69

Schedule of Investments (continued) March 31, 2018	Series S Portfolio

(a)	Variable rate security. Rate shown is the rate in effect as of period end.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(e)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(f)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(g)	Represents or includes a TBA transaction.
(h)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
RBC Capital Markets, LLC	2.10%	05/10/17	Open	$1,090,530	$1,103,780	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09%	05/15/17	Open	699,200	707,554	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09%	05/24/17	Open	571,200	577,834	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09%	05/24/17	Open	580,125	586,862	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00%	06/15/17	Open	662,400	670,376	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00%	06/15/17	Open	502,838	508,893	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00%	06/15/17	Open	475,000	480,720	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09%	06/19/17	Open	463,750	469,587	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09%	06/21/17	Open	1,192,250	1,207,152	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09%	06/29/17	Open	892,925	903,810	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09%	08/01/17	Open	955,000	965,250	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.05%	08/23/17	Open	748,294	755,414	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.05%	08/23/17	Open	738,225	745,249	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.05%	08/23/17	Open	779,163	786,577	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.05%	08/23/17	Open	750,000	757,136	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.05%	08/23/17	Open	635,075	641,118	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09%	08/23/17	Open	755,563	762,938	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09%	08/23/17	Open	585,600	591,316	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09%	08/23/17	Open	646,313	652,622	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09%	08/23/17	Open	579,638	585,296	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09%	08/23/17	Open	745,500	752,777	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09%	09/18/17	Open	476,250	480,331	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09%	09/18/17	Open	304,688	307,299	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09%	09/18/17	Open	733,425	739,709	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09%	09/18/17	Open	2,016,000	2,033,274	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09%	12/08/17	Open	243,600	244,794	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09%	12/19/17	Open	620,613	623,848	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09%	12/20/17	Open	960,000	964,956	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09%	12/20/17	Open	606,250	609,380	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09%	12/20/17	Open	774,000	777,996	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09%	12/20/17	Open	1,823,938	1,833,354	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09%	01/19/18	Open	761,400	764,085	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09%	01/19/18	Open	95,000	95,335	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.05%	01/22/18	Open	213,900	214,638	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09%	01/22/18	Open	165,812	166,397	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09%	01/23/18	Open	466,812	468,434	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09%	01/23/18	Open	57,300	57,499	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09%	01/30/18	Open	661,500	663,529	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.05%	02/21/18	Open	315,102	315,716	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09%	02/21/18	Open	1,614,375	1,617,593	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09%	02/21/18	Open	1,391,250	1,394,023	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09%	02/21/18	Open	1,402,500	1,405,296	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09%	02/22/18	Open	1,572,112	1,575,165	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09%	02/22/18	Open	1,228,937	1,231,324	Corporate Bonds	Open/Demand

70	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2018	Series S Portfolio

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
RBC Capital Markets, LLC	2.09%	02/22/18	Open	$1,165,625	$1,167,889	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09%	02/22/18	Open	935,000	936,816	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.09%	02/22/18	Open	1,016,600	1,018,574	Corporate Bonds	Open/Demand
Citigroup Global Markets, Inc.	1.89%	03/14/18	04/17/18	2,326,000	2,328,076	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	1.89%	03/14/18	04/17/18	2,029,000	2,030,811	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	1.89%	03/14/18	04/17/18	263,000	263,235	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	1.89%	03/14/18	04/17/18	87,000	87,078	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	1.89%	03/14/18	04/17/18	9,000	9,008	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	1.89%	03/14/18	04/17/18	6,000	6,005	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	1.89%	03/14/18	04/17/18	1,342,000	1,343,198	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	1.89%	03/14/18	04/17/18	364,000	364,325	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	1.89%	03/14/18	04/17/18	102,000	102,091	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	1.89%	03/14/18	04/17/18	875,000	875,781	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	1.89%	03/14/18	04/17/18	6,000	6,005	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	1.89%	03/14/18	04/17/18	84,000	84,075	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	1.89%	03/14/18	04/17/18	1,845,000	1,846,647	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	1.89%	03/14/18	04/17/18	517,000	517,461	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	1.89%	03/14/18	04/17/18	109,000	109,097	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	1.89%	03/14/18	04/17/18	37,000	37,033	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	1.89%	03/14/18	04/17/18	32,000	32,029	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	1.89%	03/14/18	04/17/18	122,000	122,109	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	1.89%	03/14/18	04/17/18	1,559,000	1,560,391	U.S. Government Sponsored Agency Securities	Up to 30 Days

SCHEDULE OF INVESTMENTS	71

Schedule of Investments (continued) March 31, 2018	Series S Portfolio

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Citigroup Global Markets, Inc.	1.89%	03/14/18	04/17/18	$21,000	$21,019	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	1.89%	03/14/18	04/17/18	1,130,000	1,131,009	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	1.89%	03/14/18	04/17/18	66,000	66,059	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	1.89%	03/14/18	04/17/18	1,778,000	1,779,587	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	1.89%	03/14/18	04/17/18	92,000	92,082	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	1.89%	03/14/18	04/17/18	31,000	31,028	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	2.09%	03/28/18	Open	696,575	696,696	Corporate Bonds	Open/Demand

				$52,199,153	$52,461,450

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Notes (2 Year)	55	06/29/18	$11,694	$4,826

				4,826

Short Contracts
U.S. Treasury Notes (10 Year)	87	06/20/18	10,539	(80,565)
U.S. Treasury Notes (5 Year)	333	06/29/18	38,115	(130,552)
U.S. Ultra Treasury Bonds (10 Year)	49	06/20/18	6,363	(66,411)

				(277,528)

				$(272,702)

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund			Expiration	Exercise	Notional Amount
	Rate	Frequency	Rate	Frequency	Counterparty	Date	Date	(000)	Value
Put
5-Year Interest Rate Swap, 01/20/27	3.35%	Semi-annual	3-month LIBOR, 2.31%	Quarterly	Deutsche Bank AG	01/18/22	3.35%	$1,735	$27,629

72	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2018	Series S Portfolio

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)	Value	Upfront Premium Paid	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-month LIBOR, 2.31%	Quarterly	0.93%	Semi-annual	N/A		08/05/18	$22,000	$(124,391)	$43	$(124,434)
3-month LIBOR, 2.31%	Quarterly	1.51%	Semi-annual	N/A		04/21/19	$20,000	(115,901)	120	(116,021)
3-month LIBOR, 2.31%	Quarterly	2.40%	Semi-annual	04/04/18	(a)	12/31/19	$23,178	(56,956)	253	(57,209)
3-month LIBOR, 2.31%	Quarterly	2.62%	Semi-annual	07/05/18	(a)	03/31/20	$11,329	1,202	129	1,073
1.22%	Semi-annual	3-month LIBOR, 2.31%	Quarterly	N/A		05/18/21	$10,000	404,123	103	404,020
1.30%	Semi-annual	3-month LIBOR, 2.31%	Quarterly	N/A		05/20/21	$10,000	377,295	103	377,192
3-month LIBOR, 2.31%	Quarterly	2.70%	Semi-annual	01/20/22	(a)	01/20/27	$580	(3,113)	6	(3,119)

								$482,259	$757	$481,502

(a)	Forward swap.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$757	$—	$782,285	$300,783

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation	(a)	$—	$—	$—	$—	$4,826	$—	$4,826
Options purchased	Investments at value — unaffiliated	(b)	—	—	—	—	27,629	—	27,629
Swaps — centrally cleared	Net unrealized appreciation	(a)	—	—	—	—	782,285	—	782,285

			$—	$—	$—	$—	$814,740	$—	$814,740

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation	(a)	$—	$—	$—	$—	$277,528	$—	$277,528
Swaps — centrally cleared	Net unrealized depreciation	(a)	—	—	—	—	300,783	—	300,783

			$—	$—	$—	$—	$578,311	$—	$578,311

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Includes options purchased at value as reported in the Schedule of Investments.

SCHEDULE OF INVESTMENTS	73

Schedule of Investments (continued) March 31, 2018	Series S Portfolio

For the year ended March 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Futures contracts	$—	$—	$—	$—	$824,826	$—	$824,826
Options written	—	—	—	—	71,638	—	71,638
Swaps	—	$84,109	—	—	(434,733)	—	(350,624)

	$—	$84,109	$—	$—	$461,731	$—	$545,840

Net Change in Unrealized Appreciation (Depreciation) on:

Futures contracts	$—	$—	$—	$—	$(35,890)	$—	$(35,890)
Options purchased(a)	—	—	—	—	(8,919)	—	(8,919)
Options written	—	—	—	—	(43,768)	—	(43,768)
Swaps	—	$(26,053)	—	—	164,644	—	138,591

	$—	$(26,053)	$—	$—	$76,067	$—	$50,014

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$22,213,253
Average notional value of contracts — short	$53,115,946
Options:
Average notional value of swaption contracts purchased	$1,735,000
Average notional value of swaption contracts written	$9,800,000
Credit default swaps:
Average notional value — sell protection	$2,555,000
Interest rate swaps:
Average notional value — pays fixed rate	$23,810,000
Average notional value — receives fixed rate	$72,879,250

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

74	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2018	Series S Portfolio

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options(a)	$27,629	$—
Swaps — Centrally cleared	—	4,797

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$27,629	$4,797
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(4,797)

Total derivative assets and liabilities subject to an MNA	$27,629	$—

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (a)
Deutsche Bank AG	$27,629	$—	$—	$—	$27,629

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$56,216,542	$609,939	$56,826,481
Corporate Bonds(a)	—	114,333,514	—	114,333,514
Capital Trusts(a)	—	108,611	—	108,611
Non-Agency Mortgage-Backed Securities	—	21,507,672	—	21,507,672
U.S. Government Sponsored Agency Securities	—	54,524,010	—	54,524,010
Short-Term Securities	11,876,839	—	—	11,876,839
Options Purchased
Interest rate contracts	—	27,629	—	27,629

	$11,876,839	$246,717,978	$609,939	$259,204,756

Derivative Financial Instruments(b)
Assets
Interest rate contracts	$4,826	$782,285	$—	$787,111
Liabilities
Interest rate contracts	(277,528)	(300,783)	—	(578,311)

	$(272,702)	$481,502	$—	$208,800

(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are swaps and futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $52,461,450 are categorized as Level 2 within the disclosure hierarchy.

During the year ended March 31, 2018, there were no transfers between Level 1 and Level 2.

SCHEDULE OF INVESTMENTS	75

Schedule of Investments (continued) March 31, 2018	Series S Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Asset-Backed Securities
Assets
Opening Balance, as of March 31, 2017	$4,350,000
Transfers into Level 3	609,658
Transfers out of Level 3(a)	(4,350,000)
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)(b)(c)	281
Purchases	—
Sales	—

Closing Balance, as of March 31, 2018	$609,939

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2018(c)	$281

(a)	As of March 31, 2017, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2018, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

76	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

March 31, 2018

	Series A Portfolio	Series C Portfolio	Series E Portfolio

ASSETS
Investments at value — unaffiliated(a)	$584,860,367	$387,651,166	$190,797,282
Cash	—	189,734	—
Cash pledged:
Collateral — OTC derivatives	690,000	—	—
Futures contracts	—	556,710	211,650
Centrally cleared swaps	—	186,530	—
Receivables:
Investments sold	1,532,825	—	1,867,975
Capital shares sold	723,477	339,155	14,769
Dividends — unaffiliated	94,800	5,524	10,112
Interest — unaffiliated	2,654,000	3,649,023	2,390,660
From the Manager	78,116	40,105	27,362
Swap premiums paid	2,829	—	—
Unrealized appreciation on OTC swaps	56,254	46,081	—
Deferred offering costs	—	—	5,860
Prepaid expenses	22,456	18,603	15,321

Total assets	590,715,124	392,682,631	195,340,991

ACCRUED LIABILITIES
Bank overdraft	19,790	—	60,281
Cash received:
Collateral — OTC derivatives	—	260,000	—
Payables:
Investments purchased	14,854,440	1,721,854	7,428,992
Capital shares redeemed	422,697	553,251	222,551
Income dividends	2,432,205	1,219,147	651,280
Interest expense and fees	—	29	32,819
Offering costs	117,859	—	27,594
Trustees’ and Officer’s fees	5,633	6,549	5,798
Other accrued expenses	197,989	179,686	144,771
Variation margin on centrally cleared swaps	—	17,522	—
Swap premiums received	1,040,578	50,589	—
Unrealized depreciation on OTC swaps	41,128	—	—

Total accrued liabilities	19,132,319	4,008,627	8,574,086

OTHER LIABILITIES
TOB Trust Certificates	—	—	6,625,000

Total other liabilities	—	—	6,625,000

Total liabilities	19,132,319	4,008,627	15,199,086

NET ASSETS	$571,582,805	$388,674,004	$180,141,905

NET ASSETS CONSIST OF
Paid-in capital	$572,308,604	$386,755,571	$174,862,501
Undistributed (distributions in excess of) net investment income	1,868,628	(45,124)	56,581
Accumulated net realized gain (loss)	116,625	(557,155)	783,542
Net unrealized appreciation (depreciation)	(2,711,052)	2,520,712	4,439,281

NET ASSETS	$571,582,805	$388,674,004	$180,141,905

NET ASSET VALUE
Shares outstanding(b)	56,355,245	38,186,845	16,708,198

Net asset value	$10.14	$10.18	$10.78

(a) Investments at cost — unaffiliated	$587,586,545	$385,919,935	$186,100,140
(b) Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

FINANCIAL STATEMENTS	77

Statements of Assets and Liabilities  (continued)

March 31, 2018

	Series M Portfolio	Series P Portfolio	Series S Portfolio

ASSETS
Investments at value — unaffiliated(a)	$1,564,716,659	—	$259,204,756
Investments at value — affiliated(b)	—	$24,959,306	—
Cash	—	56,737,666	938,540
Cash pledged:
Futures contracts	528,000	218,190	319,920
Centrally cleared swaps	857,960	1,770,570	98,930
Foreign currency at value(c)	—	272	77,691
Receivables:
Investments sold	967,110	558,110	18,790
TBA sale commitments	499,534,985	—	—
Capital shares sold	1,843,084	61,884	29,182
Dividends — unaffiliated	8,762	—	7,571
Dividends — affiliated	—	66,705	—
Interest — unaffiliated	3,103,905	—	1,089,861
From the Manager	60,059	16,844	25,339
Variation margin on centrally cleared swaps	433,015	—	—
Prepaid expenses	33,677	14,170	14,942

Total assets	2,072,087,216	84,403,717	261,825,522

LIABILITIES
Bank overdraft	128,268	—	—
TBA sale commitments at value(d)	501,482,193	—	—
Payables:
Investments purchased	755,176,949	—	32,202,588
Reverse repurchase agreements	—	—	52,461,450
Capital shares redeemed	1,565,558	24,028	676,880
Income dividends	2,129,327	—	392,778
Trustees’ and Officer’s fees	6,447	5,732	7,036
Other accrued expenses	201,696	85,846	140,920
Variation margin on centrally cleared swaps	—	207,966	4,797
Swap premiums received	1,184,802	—	—
Unrealized depreciation on OTC swaps	181,332	—	—

Total liabilities	1,262,056,572	323,572	85,886,449

NET ASSETS	$810,030,644	$84,080,145	$175,939,073

NET ASSETS CONSIST OF
Paid-in capital	$835,572,974	$113,090,597	$186,990,390
Undistributed (distributions in excess of) net investment income	1,235,791	114,383	(317,687)
Accumulated net realized loss	(13,330,862)	(30,118,283)	(7,506,727)
Net unrealized appreciation (depreciation)	(13,447,259)	993,448	(3,226,903)

NET ASSETS	$810,030,644	$84,080,145	$175,939,073

NET ASSET VALUE
Shares outstanding(e)	85,515,909	8,799,528	18,751,997

Net asset value	$9.47	$9.56	$9.38

(a) Investments at cost — unaffiliated	$1,576,086,799	—	$262,646,764
(b) Investments at cost — affiliated	—	$25,811,836	—
(c) Foreign currency at cost	—	$265	$71,385
(d) Proceeds from TBA sale commitments	$499,534,985	—	—
(e) Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

78	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended March 31, 2018

	Series A Portfolio	Series C Portfolio	Series E Portfolio

INVESTMENT INCOME
Interest — unaffiliated	$24,460,844	$14,112,288	$7,199,635
Dividends — unaffiliated	351,358	85,894	65,950

Total income	24,812,202	14,198,182	7,265,585

EXPENSES
Registration	112,217	41,955	72,785
Professional	102,702	68,577	83,218
Administration	68,213	68,561	38,544
Transfer agent	43,104	119,660	28,166
Custodian	36,020	29,923	13,181
Trustees and Officer	20,251	24,718	20,996
Printing	11,857	12,257	8,031
Pricing	69,932	62,555	45,487
Miscellaneous	43,864	22,514	43,135

Total expenses excluding interest expense	508,160	450,720	353,543
Interest expense, fees and amortization of offering costs(a)	—	—	107,843

Total expenses	508,160	450,720	461,386
Less:
Fees waived and/or reimbursed by the Manager	(505,653)	(448,485)	(353,488)

Total expenses after fees waived and/or reimbursed	2,507	2,235	107,898

Net investment income	24,809,695	14,195,947	7,157,687

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	676,489	2,849,666	1,041,304
Options written	—	46,149	—
Futures contracts	—	(1,426,921)	594,110
Swaps	346,652	388,322	—
Foreign currency transactions	—	1,407	—

	1,023,141	1,858,623	1,635,414

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(3,274,446)	(5,016,829)	2,879,143
Options written	—	1,329	—
Futures contracts	—	840,401	(257,859)
Swaps	11,597	19,658	—

	(3,262,849)	(4,155,441)	2,621,284

Net realized and unrealized gain (loss)	(2,239,708)	(2,296,818)	4,256,698

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,569,987	$11,899,129	$11,414,385

(a) Related to TOB Trusts.

See notes to financial statements.

FINANCIAL STATEMENTS	79

Statements of Operations  (continued)

Year Ended March 31, 2018

	Series M Portfolio	Series P Portfolio	Series S Portfolio

INVESTMENT INCOME
Interest — unaffiliated	$17,198,106	—	$4,762,939
Dividends — unaffiliated	149,905		42,777
Dividends — affiliated	—	$913,228	—

Total income	17,348,011	913,228	4,805,716

EXPENSES
Transfer agent	149,853	25,465	30,916
Custodian	109,830	10,468	31,176
Administration	98,214	31,461	40,559
Registration	64,708	30,490	35,732
Professional	63,695	64,762	63,359
Trustees and Officer	24,287	20,701	26,572
Pricing	15,407	250	48,916
Printing	14,190	9,090	9,095
Miscellaneous	17,428	5,533	13,776

Total expenses excluding interest expense	557,612	198,220	300,101
Interest expense(a)	—	—	1,052,874

Total expenses	557,612	198,220	1,352,975
Less:
Fees waived and/or reimbursed by the Manager	(555,485)	(198,164)	(299,348)

Total expenses after fees waived and/or reimbursed	2,127	56	1,053,627

Net investment income	17,345,884	913,172	3,752,089

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,536,002)	—	(175,273)
Investments — affiliated	—	(420,167)	—
Options written	(480,886)	—	71,638
Futures contracts	1,606,689	147,333	824,826
Swaps	(38,865)	(721,089)	(350,624)
Foreign currency transactions	—	3,833	3,043

	(449,064)	(990,090)	373,610

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(10,957,224)		(1,960,728)
Investments — affiliated	—	(3,712)	—
Options written	—	—	(43,768)
Futures contracts	(153,351)	154,519	(35,890)
Swaps	(59,602)	1,753,748	138,591
Foreign currency translations	—	7	6,141

	(11,170,177)	1,904,562	(1,895,654)

Net realized and unrealized gain (loss)	(11,619,241)	914,472	(1,522,044)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,726,643	$1,827,644	$2,230,045

(a)	See Note 4 of the Notes to Financial Statements for details of short-term borrowings.

See notes to financial statements.

80	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	Series A Portfolio		Series C Portfolio
	Year Ended March 31,		Year Ended March 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$24,809,695	$6,407,688	$14,195,947	$13,692,543
Net realized gain	1,023,141	577,850	1,858,623	2,231,924
Net change in unrealized appreciation (depreciation)	(3,262,849)	1,409,495	(4,155,441)	(5,249,297)

Net increase in net assets resulting from operations	22,569,987	8,395,033	11,899,129	10,675,170

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(23,435,702)	(6,902,253)	(14,198,725)	(13,644,784)
From net realized gain	(565,007)	—	(1,908,178)	(808,132)

Decrease in net assets resulting from distributions to shareholders	(24,000,709)	(6,902,253)	(16,106,903)	(14,452,916)

CAPITAL SHARE TRANSACTIONS
Shares sold	313,859,125	291,151,988	100,852,867	160,078,455
Shares redeemed	(64,629,298)	(7,457,454)	(125,221,980)	(92,682,211)

Net increase (decrease) in net assets derived from capital share transactions	249,229,827	283,694,534	(24,369,113)	67,396,244

NET ASSETS
Total increase (decrease) in net assets	247,799,105	285,187,314	(28,576,887)	63,618,498
Beginning of year	323,783,700	38,596,386	417,250,891	353,632,393

End of year	$571,582,805	$323,783,700	$388,674,004	$417,250,891

Undistributed (distributions in excess of) net investment income, end of year	$1,868,628	$(254,827)	$(45,124)	$(56,022)

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	81

Statements of Changes in Net Assets  (continued)

	Series E Portfolio		Series M Portfolio
	Year Ended March 31,		Year Ended March 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,157,687	$4,986,004	$17,345,884	$12,534,082
Net realized gain (loss)	1,635,414	197,943	(449,064)	(2,892,199)
Net change in unrealized appreciation (depreciation)	2,621,284	(2,859,506)	(11,170,177)	(6,978,581)

Net increase in net assets resulting from operations	11,414,385	2,324,441	5,726,643	2,663,302

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(7,142,885)	(4,959,027)	(21,306,246)	(17,429,678)
From net realized gain	(128,477)	(1,070,445)	—	—

Decrease in net assets resulting from distributions to shareholders	(7,271,362)	(6,029,472)	(21,306,246)	(17,429,678)

CAPITAL SHARE TRANSACTIONS
Shares sold	60,408,804	92,224,469	412,562,690	190,733,874
Shares redeemed	(30,756,095)	(52,359,547)	(185,019,368)	(130,587,494)

Net increase in net assets derived from capital share transactions	29,652,709	39,864,922	227,543,322	60,146,380

NET ASSETS
Total increase in net assets	33,795,732	36,159,891	211,963,719	45,380,004
Beginning of year	146,346,173	110,186,282	598,066,925	552,686,921

End of year	$180,141,905	$146,346,173	$810,030,644	$598,066,925

Undistributed net investment income, end of year	$56,581	$45,979	$1,235,791	$1,192,226

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

82	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	Series P Portfolio		Series S Portfolio
	Year Ended March 31,		Year Ended March 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$913,172	$1,579,265	$3,752,089	$4,908,945
Net realized gain (loss)	(990,090)	(2,494,205)	373,610	456,775
Net change in unrealized appreciation (depreciation)	1,904,562	6,906,479	(1,895,654)	1,219,240

Net increase in net assets resulting from operations	1,827,644	5,991,539	2,230,045	6,584,960

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(549,664)	—	(4,838,425)	(6,763,413)

Decrease in net assets resulting from distributions to shareholders	(549,664)	—	(4,838,425)	(6,763,413)

CAPITAL SHARE TRANSACTIONS
Shares sold	23,549,473	31,313,162	59,181,234	59,779,573
Shares redeemed	(61,801,345)	(137,720,979)	(72,536,659)	(105,935,159)

Net decrease in net assets derived from capital share transactions	(38,251,872)	(106,407,817)	(13,355,425)	(46,155,586)

NET ASSETS
Total decrease in net assets	(36,973,892)	(100,416,278)	(15,963,805)	(46,334,039)
Beginning of year	121,054,037	221,470,315	191,902,878	238,236,917

End of year	$84,080,145	$121,054,037	$175,939,073	$191,902,878

Undistributed (distributions in excess of) net investment income, end of year	$114,383	$284,661	$(317,687)	$(305,748)

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	83

Statement of Cash Flows

Year Ended March 31, 2018

Series S Portfolio

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$2,230,045
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns	759,225,396
Purchases of long-term investments	(710,338,417)
Net proceeds from sales of short-term securities	2,230,876
Premiums paid on closing options written	(11,662)
Amortization of premium and accretion of discount on investments	855,903
Net realized (gain) loss on investments and options written	103,635
Net change in unrealized (appreciation) depreciation on investments, options written and foreign currency translations	2,004,497
(Increase) decrease in assets:
Cash Pledged:
Collateral — reverse repurchase agreements	560,000
Futures contracts	314,000
Centrally cleared swaps	302,000
Receivables:
Dividends — unaffiliated	(3,388)
Interest — unaffiliated	111,176
From the Manager	(4,863)
Principal paydowns	14,501
Variation margin on futures contracts	17,682
Prepaid expenses	3,487
Increase (decrease) in liabilities:
Payables:
Officer’s and Trustees’ fees	(436)
Other accrued expenses	19,706
Variation margin on futures contracts	(110,193)
Variation margin on centrally cleared swaps	(26,914)

Net cash provided by operating activities	57,497,031

CASH USED FOR FINANCING ACTIVITIES
Cash distributions paid to shareholders	(4,924,904)
Payments on redemption of capital shares	(72,144,437)
Decrease in bank overdraft	(7,252)
Proceeds from issuance of capital shares	59,557,008
Net borrowing of reverse repurchase agreements	(39,059,881)

Net cash used for financing activities	(56,579,466)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	6,142

CASH AND FOREIGN CURRENCY
Net increase in cash and foreign currency at value	923,707
Cash and foreign currency at beginning of period	92,524

Cash and foreign currency at end of period	$1,016,231

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$966,582

See notes to financial statements.

84	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	Series A Portfolio
	Year Ended March 31,		Period from 09/21/15 (a) to 03/31/16
	2018	2017
Net asset value, beginning of period	$10.14	$9.82	$10.00

Net investment income(b)	0.58	0.51	0.48
Net realized and unrealized gain (loss)	(0.03)	0.43	(0.27)

Net increase from investment operations	0.55	0.94	0.21

Distributions(c)
From net investment income	(0.49)	(0.62)	(0.39)
From net realized gain	(0.06)	—	—

Total distributions	(0.55)	(0.62)	(0.39)

Net asset value, end of period	$10.14	$10.14	$9.82

Total Return(d)
Based on net asset value	5.55%	9.76%	2.07	%(e)

Ratios to Average Net Assets(g)
Total expenses	0.12%	0.26%	1.23	%(f)(h)

Total expenses after fees waived and/or reimbursed excluding amortization of offering costs	0.00%	0.00%	0.01	%(f)

Net investment income	5.65%	5.01%	9.03	%(f)

Supplemental Data
Net assets, end of period (000)	$571,583	$323,784	$38,956

Portfolio turnover rate	45%	84%	45%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended March 31,		Period from 09/21/15 (a) to 03/31/16
	2018	2017
Investments in underlying funds	0.01%	0.01%	0.01%

(h)	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.32%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	85

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	Series C Portfolio
	Year Ended March 31,
	2018		2017		2016		2015	2014
Net asset value, beginning of year	$10.31		$10.37		$10.77		$10.60	$10.95

Net investment income(a)	0.37		0.36		0.38		0.41	0.45
Net realized and unrealized gain (loss)	(0.08)		(0.04)		(0.31)		0.33	(0.19)

Net increase from investment operations	0.29		0.32		0.07		0.74	0.26

Distributions(b)
From net investment income	(0.37)		(0.36)		(0.38)		(0.40)	(0.45)
From net realized gain	(0.05)		(0.02)		(0.09)		(0.17)	(0.16)

Total distributions.	(0.42)		(0.38)		(0.47)		(0.57)	(0.61)

Net asset value, end of year	$10.18		$10.31		$10.37		$10.77	$10.60

Total Return(c)
Based on net asset value	2.82%		3.12%		0.70%		7.22%	2.55%

Ratios to Average Net Assets
Total expenses	0.11	%(d)	0.11	%(d)	0.13	%(d)	0.14%	0.15%

Total expenses after fees waived and/or reimbursed	0.00	%(d)	0.00	%(d)	0.00	%(d)	0.01%	0.02%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.00	%(d)	0.00	%(d)	0.00	%(d)	0.00%	0.00%

Net investment income	3.55	%(d)	3.45	%(d)	3.68	%(d)	3.81%	4.27%

Supplemental Data
Net assets, end of year (000)	$388,674		$417,251		$353,632		$361,083	$318,247

Portfolio turnover rate	31%		32%		53%		44%	43%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended March 31,
	2018	2017	2016
Investments in underlying funds	0.00%	0.01%	0.01%

See notes to financial statements.

86	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	Series E Portfolio
	Year Ended March 31,						Period from 08/04/14 (a) to 03/31/15
	2018		2017		2016
Net asset value, beginning of period	$10.49		$10.75		$10.47		$10.00

Net investment income(b)	0.45		0.45		0.43		0.28
Net realized and unrealized gain (loss)	0.30		(0.16)		0.29		0.48

Net increase from investment operations	0.75		0.29		0.72		0.76

Distributions(c)
From net investment income	(0.45)		(0.45)		(0.43)		(0.28)
From net realized gain	(0.01)		(0.10)		(0.01)		(0.01)

Total distributions	(0.46)		(0.55)		(0.44)		(0.29)

Net asset value, end of period	$10.78		$10.49		$10.75		$10.47

Total Return(d)
Based on net asset value	7.22%		2.78%		7.15%		7.70	%(e)

Ratios to Average Net Assets
Total expenses	0.27	%(f)	0.23	%(f)	0.34	%(f)	0.94	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.06	%(f)	0.06	%(f)	0.02	%(f)	0.00	%(g)

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.00	%(g)

Net investment income	4.17	%(f)	4.21	%(f)	4.17	%(f)	4.07	%(g)

Supplemental Data
Net assets, end of period (000)	$180,142		$146,346		$110,186		$48,461

Borrowings outstanding, end of period (000)	$6,625		$6,625		$4,835		$—

Portfolio turnover rate	100%		87%		44%		30%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended March 31,
	2018	2017	2016
Investments in underlying funds	0.02%	0.01%	0.01%

(g)	Annualized.
(h)	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.02%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	87

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	Series M Portfolio
	Year Ended March 31,
	2018	2017	2016	2015		2014
Net asset value, beginning of year	$9.69	$9.93	$10.03	$9.70		$9.89

Net investment income(a)	0.25	0.21	0.22	0.20		0.19
Net realized and unrealized gain (loss)	(0.16)	(0.16)	0.02	0.37		(0.14)

Net increase from investment operations	0.09	0.05	0.24	0.57		0.05

Distributions(b)
From net investment income	(0.31)	(0.29)	(0.27)	(0.24)		(0.23)
From net realized gain	—	—	(0.07)	(0.00	)(c)	(0.01)

Total distributions	(0.31)	(0.29)	(0.34)	(0.24)		(0.24)

Net asset value, end of year	$9.47	$9.69	$9.93	$10.03		$9.70

Total Return(d)
Based on net asset value	0.91%	0.51%	2.44%	5.91%		0.52%

Ratios to Average Net Assets(e)
Total expenses	0.08%	0.09%	0.11%	0.13%		0.16%

Total expenses after fees waived and/or reimbursed	0.00%	0.00%	0.00%	0.00%		0.00%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.00%	0.00%	0.00%	0.00%		0.00%

Net investment income	2.59%	2.12%	2.25%	2.04%		1.97%

Supplemental Data
Net assets, end of year (000)	$810,031	$598,067	$552,687	$520,933		$329,857

Portfolio turnover rate(f)	1,515%	1,728%	1,789%	2,258%		1,879%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended March 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.02%

(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended March 31,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	833%	1,040%	1,090%	1,356%	1,131%

See notes to financial statements.

88	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	Series P Portfolio
	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.38	$8.95	$9.38	$10.24	$9.96

Net investment income(a)	0.08	0.09	0.10	0.07	0.07
Net realized and unrealized gain (loss)	0.15	0.34	(0.53)	(0.93)	0.21

Net increase (decrease) from investment operations	0.23	0.43	(0.43)	(0.86)	0.28

Distributions from net investment income	(0.05)	—	—	—	—

Net asset value, end of year	$9.56	$9.38	$8.95	$9.38	$10.24

Total Return(b)
Based on net asset value	2.49%	4.80%	(4.48)%	(8.40)%	2.81%

Ratios to Average Net Assets(c)
Total expenses	0.19%	0.13%	0.11%	0.12%	0.18%

Total expenses after fees waived and/or reimbursed	0.00%	0.00%	0.00%	0.00%	0.00%

Net investment income	0.89%	1.00%	1.04%	0.67%	0.69%

Supplemental Data
Net assets, end of year (000)	$84,080	$121,054	$221,470	$322,498	$261,830

Portfolio turnover rate	6%	10%	0%	0%	6%

(a)	Based on average shares outstanding.
(b)	Where applicable, assumes the reinvestment of distributions.
(c)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended March 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.17%	0.08%	0.05%	0.04%	0.02%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	89

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	Series S Portfolio
	Year Ended March 31,
	2018		2017	2016	2015		2014
Net asset value, beginning of year	$9.53		$9.54	$9.76	$9.84		$10.02

Net investment income(a)	0.20		0.19	0.26	0.23		0.24
Net realized and unrealized gain (loss)	(0.09)		0.11	(0.15)	(0.05)		(0.08)

Net increase from investment operations	0.11		0.30	0.11	0.18		0.16

Distributions(b)
From net investment income	(0.26)		(0.31)	(0.33)	(0.26)		(0.28)
From net realized gain	—		—	—	—		(0.06)

Total distributions	(0.26)		(0.31)	(0.33)	(0.26)		(0.34)

Net asset value, end of year	$9.38		$9.53	$9.54	$9.76		$9.84

Total Return(c)
Based on net asset value	1.15%		3.21%	1.18%	1.81	%(d)	1.66%

Ratios to Average Net Assets
Total expenses	0.76	%(e)	0.48%	0.31%	0.16%		0.21%

Total expenses after fees waived and/or reimbursed	0.59	%(e)	0.34%	0.18%	0.02%		0.06%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.00	%(e)	0.00%	0.00%	0.00%		0.00%

Net investment income	2.11	%(e)	2.37%	2.91%	2.32%		2.47%

Supplemental Data
Net assets, end of year (000)	$175,939		$191,903	$238,237	$266,124		$233,117

Portfolio turnover rate(f)	263%		279%	270%	318%		239%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes a payment by an affiliate to compensate for investments erroneously made in violation of the investment guidelines, which impacted the Fund’s total return. Excluding this payment, the Fund’s total return would have been 1.70%.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

Year Ended March 31, 2018
Investments in underlying funds	0.01%

(f)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Year Ended March 31,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	148%	163%	178%	239%	183%

See notes to financial statements.

90	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Allocation Target Shares (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. Each Fund is a series of the Trust. The following series of the Trust are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Allocation Target Shares: Series A Portfolio	Series A	Non-diversified
BlackRock Allocation Target Shares: Series C Portfolio	Series C	Diversified*
BlackRock Allocation Target Shares: Series E Portfolio	Series E	Diversified
BlackRock Allocation Target Shares: Series M Portfolio	Series M	Diversified*
BlackRock Allocation Target Shares: Series P Portfolio	Series P	Diversified*
BlackRock Allocation Target Shares: Series S Portfolio	Series S	Diversified*

*	The Fund’s classification changed from non-diversified to diversified.

Shares of the Funds are offered to separate account clients of the adviser, BlackRock Advisors, LLC (the “Manager”) or certain of its affiliates. Series A is also offered to collective trust funds managed by BlackRock Institutional Trust Company, N.A., an affiliate of the investment adviser, and mutual funds advised by the Manager or its affiliates. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs including investment advice and portfolio execution.

The Funds, together with certain other registered investment companies advised by the Manager or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions and TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly, except for Series P, which declares and pays dividends at least annually. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Funds’ presentation in the Statement of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily based on their relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•	Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•	Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•	Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	TBA commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

92	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)    recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)    futurecash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;

(ii)   quotedprices for similar investments or assets in active markets; and

(iii)  otherrisk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)    auditedor unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changesin the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevantnews and other public sources; and

(iv)  knownsecondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements  (continued)

of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically,

94	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund is not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended March 31, 2018, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate were as follows:

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements  (continued)

	Average Borrowings	Daily Weighted Average Interest Rate
Series S	$69,878,316	1.44%

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of Series S’ open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Net Amount
Citigroup Global Markets, Inc	$14,845,239	$(14,845,239)	$—
Credit Suisse Securities (USA) LLC	5,875,837	(5,875,837)	—
RBC Capital Markets, LLC.	31,740,374	(31,740,374)	—

	$52,461,450	$(52,461,450)	$—

(a)	Collateral with a value of $88,011,994 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

Municipal Bonds Transferred to TOB Trusts: Certain funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering

96	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expenses	Total
Series E	$82,584	$21,100	$4,159	$107,843

For the year ended March 31, 2018, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
Series E	$12,116,561	$6,625,000	1.60% - 1.66%	$6,625,000	1.62%

(a)	The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as a TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.
(b)	TOB Trusts may be structured on a non-recourse or recourse basis. When a fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at March 31, 2018, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at March 31, 2018.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value —unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•	Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

NOTES TO FINANCIAL STATEMENTS	97

Notes to Financial Statements  (continued)

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is notated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•	Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements

98	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager receives no advisory fee from the Funds under the Investment Advisory Agreement.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive all fees and pay or reimburse all operating expenses of each Fund, except extraordinary expenses. Extraordinary expenses may include interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses. This agreement has no fixed termination date. With respect to Series C, Series E, Series M, Series P and Series S, the Manager does not charge the Funds a management fee, although investors in the Funds will pay a fee to BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, or their managed account program sponsor. With respect to Series A, the Manager does not charge the Fund a management fee, although investors in the Fund that are (i) retail and institutional separately managed account clients of BIM will pay a fee to BIM or their managed account program sponsor, (ii) participants in the collective trust funds managed by BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of the Manager, that invest in the Fund will pay a fee to BTC, and (iii) mutual funds that are advised by the Manager or its affiliates will pay the Manager or its affiliate a management fee pursuant to a management agreement between each such fund and BlackRock or its affiliate. The Manager waived fees for each Fund which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

Although the Funds do not compensate the Manager directly for its services under the Investment Advisory Agreement, because each Fund is an investment option for certain wrap-fee or other separately managed account program clients, the Manager may benefit from the fees charged to such clients who have retained the Manager’s affiliates to manage their accounts. The Manager waived fees for each Fund which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The waivers were as follows:

Series A	$505,653
Series C	448,485
Series E	353,488
Series M	555,485
Series P	198,164
Series S	299,348

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Series A, Series E and Series P are currently permitted to borrow and lend and Series C, Series M and Series S are currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended March 31, 2018, the Funds did not participate in the Interfund Lending Program.

Trustees and Officer: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: Each Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended March 31, 2018, the sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act for Series S was $746,015, which resulted in net realized losses of $6,332.

NOTES TO FINANCIAL STATEMENTS	99

Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended March 31, 2018, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases	Series A	Series C	Series E	Series M	Series P	Series S
Non-U.S. Government Securities	$413,627,785	$116,520,093	$192,908,070	$11,602,687,086	$1,787,940	$705,931,963
U.S. Government Securities	—	4,197,540	—	20,301,897	—	—

Total Purchases	$413,627,785	$120,717,633	$192,908,070	$11,622,988,983	$1,787,940	$705,931,963

Sales	Series A	Series C	Series E	Series M	Series P	Series S
Non-U.S. Government Securities (includes paydowns)	$187,308,409	$127,958,721	$161,884,471	$10,811,193,509	$13,047,283	$757,718,310
U.S. Government Securities	—	18,786,425	—	11,407,542	—	—

Total Sales	$187,308,409	$146,745,146	$161,884,471	$10,822,601,051	$13,047,283	$757,718,310

For the year ended March 31, 2018, purchases and sales related to mortgage dollar rolls were as follows:

	Series M	Series S
Purchases	$4,869,354,279	$307,548,866
Sales	4,870,169,775	307,887,307

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns, except with respect to Series A and Series E, generally remains open for each of the four years ended March 31, 2018. The statute of limitations on Series A’s U.S. federal tax returns generally remains open for each of the two years ended March 31, 2018 and the period ended March 31, 2016. The statute of limitations on Series E’s U.S. federal tax returns generally remains open for each of the three years ended March 31, 2018 and the period ended March 31, 2015. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the accounting for swap agreements, amortization methods on fixed income securities, the classification of investments, foreign currency transactions, the sale of stock of passive foreign investment companies, income recognized from pass-through entities and net paydown losses were reclassified to the following accounts:

	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)
Series A	$749,462	$(749,462)
Series C	13,676	(13,676)
Series E	(4,200)	4,200
Series M	4,003,927	(4,003,927)
Series P	(533,786)	533,786
Series S	1,074,397	(1,074,397)

100	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

	Series A	Series C	Series E	Series M	Series P	Series S
Tax-exempt income(a)
3/31/18	$—	$—	$7,135,621	$—	$—	$—
3/31/17	$—	$—	$4,958,705	$—	$—	$—
Ordinary income
3/31/18	23,909,987	14,198,725	13,107	21,306,246	549,664	4,838,425
3/31/17	6,902,253	14,452,916	785,624	17,429,678	—	6,793,413
Long-term capital gains
3/31/18	90,722	1,908,178	122,634	—	—	—
3/31/17	—	—	285,143	—	—	—

Total
3/31/18	$24,000,709	$16,106,903	$7,271,362	$21,306,246	$549,664	$4,838,425

3/31/17	$6,902,253	$14,452,916	$6,029,472	$17,429,678	$—	$6,793,413

(a)	The Funds designate these amounts paid during the fiscal year ended March 31, 2018 as exempt-interest dividends.

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	Series A	Series C	Series E	Series M	Series P	Series S
Undistributed tax-exempt income	$—	$—	$275	$—	$—	$—
Undistributed ordinary income	1,914,713	65,639	161,364	1,235,791	114,383	—
Undistributed long-term capital gains	307,741	40,994	389,101	—	—	—
Capital loss carryforwards	—	—	—	(13,819,952)	(30,397,564)	(7,224,221)
Net unrealized gains (losses)(a)	(2,778,567)	1,811,800	4,728,664	(12,958,169)	1,272,729	(3,827,096)
Qualified late year losses(b)	(169,686)	—	—	—	—	—

	$(725,799)	$1,918,433	$5,279,404	$(25,542,330)	$(29,010,452)	$(11,051,317)

(a)	The differences between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization methods for discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gain on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the accounting for swap agreements, the treatment of residual interests in tender option bond trusts and the classification of investments.
(b)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

During the year ended March 31, 2018, Series A utilized $1,224 of its capital loss carryforward.

As of March 31, 2018, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

Series M	Series P	Series S
$13,819,952	$30,397,564	$7,224,221

As of March 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Series A	Series C	Series E	Series M	Series P	Series S
Tax cost	$587,649,178	$385,941,039	$179,443,535	$1,576,088,442	$25,878,387	$262,667,621

Gross unrealized appreciation	$5,989,372	$8,462,616	$5,532,536	$5,013,406	$2,499,921	$1,016,638
Gross unrealized depreciation	(8,767,939)	(6,650,816)	(803,789)	(17,971,575)	(1,227,199)	(4,532,353)

Net unrealized appreciation (depreciation)	$(2,778,567)	$1,811,800	$4,728,747	$(12,958,169)	$1,272,722	$(3,515,715)

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended March 31, 2018, the Funds did not borrow under the credit agreement.

NOTES TO FINANCIAL STATEMENTS	101

Notes to Financial Statements  (continued)

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Series E structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, Series E’s investments in TOB Trusts may adversely affect Series E’s net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect Series E’s NAV per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect Series E’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and Series E, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, Series E invested a significant portion of its assets in securities in the transportation sector. Changes in economic conditions affecting such sector would have a greater impact on Series E and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

102	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Year Ended 03/31/18	Year Ended 03/31/17
Series A
Shares sold	30,751,996	28,728,913
Shares redeemed	(6,319,617)	(735,453)

Net increase	24,432,379	27,993,460

Series C
Shares sold	9,671,665	15,268,170
Shares redeemed	(11,973,055)	(8,885,287)

Net increase (decrease)	(2,301,390)	6,382,883

Series E
Shares sold	5,610,010	8,595,606
Shares redeemed	(2,853,357)	(4,897,884)

Net increase	2,756,653	3,697,722

Series M
Shares sold	42,936,693	19,360,258
Shares redeemed	(19,129,335)	(13,287,594)

Net increase	23,807,358	6,072,664

Series P
Shares sold	2,507,403	3,392,480
Shares redeemed	(6,608,248)	(15,244,151)

Net decrease	(4,100,845)	(11,851,671)

Series S
Shares sold	6,236,573	6,266,082
Shares redeemed	(7,626,335)	(11,085,959)

Net decrease	(1,389,762)	(4,819,877)

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 19, 2018, the 364-day credit agreement to which the Trust, on behalf of the Funds, and the Participating Funds are party was amended to (i) increase the aggregate commitment amount to $2.25 billion, (ii) increase the aggregate amount (excluding commitments designated for a certain individual fund) the Participating Funds can borrow to $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement, (iii) decrease the fee on used commitment amounts to 0.10% and (iv) extend the termination date to April 2019. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds.

NOTES TO FINANCIAL STATEMENTS	103

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Allocation Target Shares and Shareholders of BlackRock Allocation Target Shares: Series A Portfolio, BlackRock Allocation Target Shares: Series C Portfolio, BlackRock Allocation Target Shares: Series E Portfolio, BlackRock Allocation Target Shares: Series M Portfolio, BlackRock Allocation Target Shares: Series P Portfolio and BlackRock Allocation Target Shares: Series S Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Allocation Target Shares: Series A Portfolio, BlackRock Allocation Target Shares: Series C Portfolio, BlackRock Allocation Target Shares: Series E Portfolio, BlackRock Allocation Target Shares: Series M Portfolio, BlackRock Allocation Target Shares: Series P Portfolio and BlackRock Allocation Target Shares: Series S Portfolio (collectively, the “Funds”), each a series of BlackRock Allocation Target Shares, as of March 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the statement of cash flows for BlackRock Allocation Target Shares: Series S Portfolio for the year then ended, the financial highlights for each of the five years in the period then ended for BlackRock Allocation Target Shares: Series C Portfolio, BlackRock Allocation Target Shares: Class M Portfolio, BlackRock Allocation Target Shares: Class P Portfolio and BlackRock Allocation Target Shares: Class S Portfolio and the financial highlights for each of the two years in the period ended March 31, 2018, and the period September 21, 2015 (commencement of operations) to March 31, 2016 for BlackRock Allocation Target Shares: Class A Portfolio and the financial highlights for each of the three years in the period ended March 31, 2018, and the period August 4, 2015 (commencement of operations) to March 31, 2015 for BlackRock Allocation Target Shares: Class E Portfolio and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of March 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, the cash flows for BlackRock Allocation Target Shares: Series S Portfolio for the year then ended, the financial highlights for each of the five years in the period then ended for BlackRock Allocation Target Shares: Series C Portfolio, BlackRock Allocation Target Shares: Class M Portfolio and BlackRock Allocation Target Shares: Class P Portfolio and BlackRock Allocation Target Shares: Class S Portfolio and the financial highlights for each of the two years in the period ended March 31, 2018, and the period September 21, 2015 (commencement of operations) to March 31, 2016 for BlackRock Allocation Target Shares: Class A Portfolio and the financial highlights for each of the three years in the period ended March 31, 2018, and the period August 4, 2014 (commencement of operations) to March 31, 2015 for BlackRock Allocation Target Shares: Class E Portfolio, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

May 23, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

104	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Funds for the fiscal year ended March 31, 2018.

Interest Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents (a)
	April 2017	May 2017 — December 2017	January 2018 — March 2018
Series A	69.39%	66.34%	52.55%
Series C	77.62	74.82	71.18
Series E	N/A	100.00	N/A
Series M	98.24	98.24	99.13
Series P	N/A	100.00	N/A
Series S	74.96	69.23	100.00
Federal Obligation Interest (b)
			April 2017 — March 2018
Series C			0.61%
Series M			1.12
Qualified Dividend Income for Individuals (c)
	April 2017	May 2017 — December 2017	January 2018 — March 2018
Series C	5.94%	5.28%	3.51%
Dividends Qualifying for the Dividends Received Deduction for Corporations (c)
			April 2017 — March 2018
Series C			4.73%

(a)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
(b)	The law varies in each state as to whether and what percentage of ordinary income distributions is eligible for exemption from state income tax. We recommend that you consult your tax advisor to determine if any portion of the distributions you received are exempt from state income tax.
(c)	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

Additionally, Series C and Series E distributed long-term capital gains of $0.051839 and $0.007308 per share respectively to shareholders of record on December 21, 2017. Series A distributed long-term gains of $0.001934 per share to shareholders of record on December 28, 2017.

TAX INFORMATION	105

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Robert M. Hernandez 1944	Chair of the Board and Trustee (Since 2007)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	27 RICs consisting of 95 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
James H. Bodurtha 1944	Trustee (Since 2007)	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	27 RICs consisting of 95 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2007)	Trustee, and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	27 RICs consisting of 95 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee (Since 2007)	Senior Counsel of Covington and Burling LLP (law firm) since 2016; Head of International Practice thereof since 2001, and Partner thereof from 2001 to 2016; Advisory Board Member, OCP S.A. (phosphates) since 2010; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Board of Directors, Ferroglobe (silicon metals) since 2016.	27 RICs consisting of 95 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Henry Gabbay 1947	Trustee (Since 2007)	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	27 RICs consisting of 95 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2016)	Senior Lecturer, Harvard Business School since 2008; Executive Vice President, FMR LLC/Fidelity Investments (financial services) from 2007 to 2008, Executive Vice President and General Counsel thereof from 2002 to 2007, Senior Vice President and General Counsel thereof from 1999 to 2002, Vice President and General Counsel thereof from 1997 to 1999, Senior Vice President and Deputy General Counsel thereof in 1997, and Vice President and Corporate Counsel thereof from 1996 to 1997; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	27 RICs consisting of 95 Portfolios	None

106	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Henry R. Keizer 1956	Trustee (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	27 RICs consisting of 95 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems); Sealed Air Corp. (packaging)
John F. O’Brien 1943	Trustee (Since 2007)	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	27 RICs consisting of 95 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Trustee (Since 2015)	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	27 RICs consisting of 95 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	107

Trustee and Officer Information  (continued)

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company Investment Company Directorships During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2015)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	27 RICs consisting of 95 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 312 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b)	Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. Interested Trustees serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72.
(c)	Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; and John F. O’Brien, 2005.
(d)	Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex.

108	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares®Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer (Since 2015)	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2017, Roberta Cooper Ramo retired and Donald W. Burton resigned as Trustees of the Trust.

Effective May 8, 2018, John MacKessy replaced Fernanda Piedra as the Anti-Money Laundering Compliance Officer of the Trust.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent, Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & GallagherLLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	109

Additional Information

General Information

Effective September 26, 2016, BlackRock implemented a new methodology for calculating “effective duration” for BlackRock municipal bond portfolios. The new methodology replaces the model previously used by BlackRock to evaluate municipal bond duration and is a common indicator of an investment’s sensitivity to interest rate movements. The new methodology is applied to Series E’s duration reported for periods after September 26, 2016.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding Series E may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding Series E and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

110	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

ABS	Asset-Backed Security
AGM	Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax (subject to)
BAN	Bond Anticipation Notes
CLO	Collateralized Loan Obligation
DAC	Designated Activity Company
EDA	Economic Development Authority
GO	General Obligation Bonds
IDA	Industrial Development Authority

Portfolio Abbreviations (continued)

LIBOR	London Interbank Offered Rate
OTC	Over-the-counter
RB	Revenue Bonds
REMIC	Real Estate Mortgage Investment Conduit
S&P	Standard & Poor’s
TBA	To-be-announced
USD	US Dollar

GLOSSARY OF TERMS USED IN THIS REPORT	111

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BATS-3/18-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock Advisors, LLC’s (“Investment Adviser” or “BlackRock”) General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Henry R. Keizer
Stuart E. Eizenstat
Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
Series A Portfolio	$40,100	$40,940	$0	$0	$15,400	$16,002	$0	$0
Series C Portfolio	$35,300	$36,032	$0	$0	$15,400	$16,002	$0	$0
Series E Portfolio	$41,100	$41,960	$0	$0	$13,400	$13,362	$0	$0
Series M Portfolio	$31,400	$32,003	$0	$0	$15,400	$16,002	$0	$0
Series P Portfolio	$20,000	$34,514	$0	$0	$15,400	$15,402	$0	$0
Series S Portfolio	$35,300	$36,032	$0	$0	$15,400	$15,402	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.
(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
Series A Portfolio	$15,400	$16,002
Series C Portfolio	$15,400	$16,002
Series E Portfolio	$13,400	$13,362
Series M Portfolio	$15,400	$16,002
Series P Portfolio	$15,400	$15,402
Series S Portfolio	$15,400	$15,402

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Allocation Target Shares

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Allocation Target Shares

Date:	June 1, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Allocation Target Shares

Date:	June 1, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Allocation Target Shares

Date:	June 1, 2018